Defined Contribution Prototype Plan
WELLS FARGO BANK TEXAS, N.A.
DEFINED CONTRIBUTION MASTER PLAN AND TRUST AGREEMENT
TABLE OF CONTENTS
ARTICLE I, DEFINITIONS
1.01 Account                                                                   1
1.02 Accounting Balance or Accrued Benefit                                     1
1.03 Accounting Date                                                           1
1.04 Adoption Agreement                                                        1
1.05 Beneficiary                                                               1
1.06 Code                                                                      1
1.07 Compensation                                                              1
1.08 Disability                                                                2
1.09 Earned Income                                                             2
1.10 Effective Date                                                            3
1.11 Employee                                                                  3
1.12 Employer                                                                  3
1.13 ERISA                                                                     3
1.14 Highly Compensated Employee                                               3
1.15 Hour of Service                                                           3
1.16 Leased Employee                                                           4
1.17 Nonhighly Compensated Employee                                            5
1.18 Nontransferable Annuity                                                   5
1.19 Paired Plans                                                              5
1.20 Participant                                                               5
1.21 Plan                                                                      5
1.22 Plan Administrator                                                        5
1.23 Plan Entry Date                                                           5
1.24 Plan Year                                                                 5
1.25 Protected Benefit                                                         5
1.26 Related Group/Related Employer                                            5
1.27 Self-Employed Individual / Owner-Employee/ Shareholder-Employee           6
1.28 Separation from Service                                                   6
1.29 Service                                                                   6
1.30 Service with a Predecessor Employer                                       6
1.31 Trust                                                                     6
1.32 Trust Fund                                                                6
1.33 Trustee                                                                   6
1.34 Vested                                                                    6
ARTICLE II, ELIGIBILITY AND PARTICIPATION
2.01 Eligibility                                                               7
2.02 Age and Service Conditions                                                7
2.03 Break in Service -Participation                                           7
2.04 Participation upon Re-employment                                          8
2.05 Change in Employment Status                                               8
2.06 Election Not to Participate                                               8
ARTICLE III, EMPLOYER CONTRIBUTIONS AND FORFEITURES
3.01 Employer Contributions                                                    9
3.02 Deferral Contributions                                                    9
3.03 Matching Contributions                                                    9
3.04 Employer Contribution Allocation                                          9
3.05 Forfeiture Allocation                                                    11
3.06 Allocation Conditions                                                    12
3.07 Annual Additions Limitation                                              13
3.08 Estimating Compensation                                                  13
3.09 Determination Based on Actual Compensation                               13
3.10 Disposition of Allocated Excess Amount                                   13
3.11 Combined Plans Annual Additions Limitation                               14
3.12 Estimating Compensation                                                  14
3.13 Determination Based on Actual Compensation                               14
3.14 Ordering of Annual Addition Allocations                                  14
3.15 Disposition of Allocated Excess Amount Attributable to Plan              14
3.16 Other Defined Contribution Plans Limitation                              15
3.17 Defined Benefit Plan Limitation                                          15
3.18 Definitions - Article III                                                15
ARTICLE IV, PARTICIPANT CONTRIBUTIONS
4.01 Participant Contributions                                                18
4.02 Employee Contributions                                                   18
4.03 DECs                                                                     18
4.04 Rollover Contributions                                                   18
4.05 Participant Contributions -Vesting                                       18
4.06 Participant Contributions -Distribution                                  18
4.07 Participant Contributions - Investment and Accounting                    18
ARTICLE V, VESTING
5.01 Normal/Early Retirement Age                                              19
5.02 Participant Death or Disability                                          19
5.03 Vesting Schedule                                                         19
5.04 Cash-out Distributions to Partially-Vested
Participants/Restoration of Forfeited Account Balance                         19
5.05 Accounting for Cash-Out Repayment                                        20
5.06 Year of Service - Vesting                                                20
5.07 Break in Service and Forfeiture Break in Service - Vesting               20
5.08 Included Years of Service - Vesting                                      21
5.09 Forfeiture Occurs                                                        21
5.10 Rule of Parity - Vesting                                                 21
5.11 Amendment to Vesting Schedule                                            21
5.12 Deferral Contributions Taken into Account                                21
ARTICLE VI, DISTRIBUTIONS
6.01 Timing of Distributions                                                  22
6.02 Required Minimum Distributions                                           23
6.03 Method of Distribution                                                   26
6.04 Annuity Distributions to Participants and to Surviving Spouses           26
6.05 Waiver Election - QJSA                                                   27
6.06 Waiver Election -QPSA                                                    27
6.07 Distributions Under Qualified Domestic Relations Orders (QDRO)           28
6.08 Defaulted Loan - Timing of Offset                                        28
6.09 Hardship Distribution                                                    28
6.10 Direct Rollover of Eligible Rollover Distributions                       29
6.11 TEFRA Elections                                                          29
ARTICLE VII, EMPLOYER ADMINISTRATIVE PROVISIONS
7.01 Information to Plan Administrator                                        30
7.02 No Responsibility for Others                                             30
7.03 Indemnity of Certain Fiduciaries                                         30
7.04 Employer Direction of Investment                                         30
7.05 Evidence                                                                 30
7.06 Plan Contributions                                                       30
7.07 Employer Action                                                          30
7.08 Fiduciaries Not Insurers                                                 30
7.09 Plan Terms Binding                                                       30
7.10 Word Usage                                                               30
7.11 State Law                                                                30
7.12 Prototype Plan Status                                                    30
7.13 Employment Not Guaranteed                                                31
ARTICLE VIII, PARTICIPANT ADMINISTRATIVE PROVISIONS
8.01 Beneficiary Designation                                                  32
8.02 No Beneficiary Designation/Death of Beneficiary                          32
8.03 Assignment or Alienation                                                 32
8.04 Information Available                                                    32
8.05 Claims Procedure for Denial of Benefits                                  33
8.06 Participant Direction of Investment                                      33
ARTICLE IX, PLAN ADMINISTRATOR
9.01 Compensation and Expenses                                                34
9.02 Resignation and Removal                                                  34
9.03 General Powers and Duties                                                34
9.04 Plan Loans                                                               34
9.05 Funding Policy                                                           34
9.06 Individual Accounts                                                      34
9.07 Value of Participant's Account Balance                                   35
9.08 Allocation and Distribution of Net Income, Gain or Loss                  35
9.09 Individual Statement                                                     36
9.10 Account Charged                                                          36
9.11 Lost Participants                                                        36
9.12 Plan Correction                                                          37
9.13 No Responsibility for Others                                             37
9.14 Notice, Designation, Election, Consent and Waiver                        37
ARTICLE X, TRUSTEE AND CUSTODIAN, POWERS AND DUTIES
10.01 Acceptance                                                              38
10.02 Receipt of Contributions                                                38
10.03 Investment Powers                                                       38
10.04 Records and Statements                                                  41
10.05 Fees and Expenses from Fund                                             41
10.06 Parties to Litigation                                                   42
10.07 Professional Agents                                                     42
10.08 Distribution of Cash or Property                                        42
10.09 Participant or Beneficiary Incapacitated                                42
10.10 Distribution Directions                                                 42
10.11 Third Party Reliance                                                    42
10.12 Multiple Trustees                                                       42
10.13 Resignation and Removal                                                 42
10.14 Successor Trustee Acceptance                                            43
10.15 Valuation of Trust                                                      43
10.16 Limitation on Liability - If Investment
Manager, Ancillary Trustee or Independent Fiduciary Appointed                 43
10.17 Investment in Group Trust Fund                                          43
10.18 Appointment of Ancillary Trustee or Independent Fiduciary               43
ARTICLE XI, PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY
11.01 Insurance Benefit                                                       45
11.02 Limitation on Life Insurance Protection                                 45
11.03 Definitions                                                             46
11.04 Dividend Plan                                                           46
11.05 Insurance Company Not a Party to Agreement                              46
11.06 No Responsibility for Others                                            46
11.07 Duties of Insurance Company                                             46
ARTICLE XII, TOP-HEAVY PROVISIONS
12.01 Determination of Top-Heavy Status                                       47
12.02 Definitions                                                             47
12.03 Top-Heavy Minimum Allocation                                            48
12.04 Determining Top-Heavy Contribution Rates                                48
12.05 Plan Which Will Satisfy Top-Heavy                                       48
12.06 Top-Heavy Vesting                                                       48
ARTICLE XIII, EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION
13.01 Exclusive Benefit                                                       49
13.02 Amendment by Employer                                                   49
13.03 Amendment by Prototype Plan Sponsor                                     49
13.04 Plan Termination or Suspension                                          49
13.05 Full Vesting on Termination                                             50
13.06 Post Termination Procedure and Distribution                             50
13.07 Merger/Direct Transfer                                                  50
ARTICLE XIV, CODE ss.401(k) AND CODE ss.401(m) ARRANGEMENTS
14.01 Application                                                             52
14.02 401(k) Arrangement                                                      52
14.03 Definitions                                                             55
14.04 Matching Contributions/ Employee Contributions                          57
14.05 Deferral Deposit Timing/Employer Contribution Status                    57
14.06 Special Accounting and Allocation Provisions                            57
14.07 Annual Elective Deferral Limitation                                     58
14.08 Actual Deferral Percentage (ADP) Test                                   58
14.09 Actual Contribution Percentage (ACP) Test                               60
14.10 Multiple Use Limitation                                                 61
14.11 Distribution Restrictions                                               61
14.12 Special Allocation and Valuation Rules                                  62
WELLS FARGO BANK TEXAS, N.A.
DEFINED CONTRIBUTION MASTER PLAN AND TRUST AGREEMENT
DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST AGREEMENT
BASIC PLAN DOCUMENT # 01
Wells Fargo Bank Texas, N.A., in its capacity as
Prototype Plan Sponsor, establishes this Prototype Plan
intended to conform to and qualify under ss.401 and ss.501 of the Internal Revenue Code of 1986, as amended. An
Employer establishes a Plan and Trust under this Prototype
Plan by executing an Adoption Agreement. If the Employer
adopts this Plan as a restated Plan in substitution for, and in amendment of, an existing plan, the provisions of this Plan, as a restated Plan, apply solely to an Employee whose
employment with the Employer terminates on or after the
restated Effective Date of the Plan. If an Employee's
employment with the Employer terminates prior to the
restated Effective Date, that Employee is entitled to
benefits under the Plan as the Plan existed on the date of
the Employee's termination of employment.
ARTICLE I
DEFINITIONS
1.01 "Account" means the separate Account(s) which
the Plan Administrator or the Trustee maintains under the
Plan for a Participant.
1.02 "Account Balance" or "Accrued Benefit"
means the amount standing in a Participant's Account(s) as
of any date derived from Employer contributions and from
Participant contributions, if any.
1.03 "Accounting Date" means the last day of the
Plan Year. The Plan Administrator will allocate Employer
contributions and forfeitures for a particular Plan Year as of the Accounting Date of that Plan Year, and on such other
dates, if any, as the Plan Administrator determines,
consistent with the Plan's allocation conditions and other
provisions.
1.04 "Adoption Agreement" means the document
executed by each Employer adopting this Plan. References
to Adoption Agreement within this basic plan document are
to the Adoption Agreement as completed and executed by a
particular Employer unless the context clearly indicates
otherwise. An adopting Employer's Adoption Agreement
and this basic plan document together constitute a single
Plan and Trust of the Employer. Each elective provision of
the Adoption Agreement corresponds (by its parenthetical
section reference) to the section of the Plan which grants
the election. Each Adoption Agreement offered under this
Plan is either a Nonstandardized Plan or a Standardized
Plan, as identified in that Adoption Agreement. The
provisions of this Plan apply in the same manner to
Nonstandardized Plans and to Standardized Plans unless
otherwise specified. All section references within an
Adoption Agreement are Adoption Agreement section
references unless the context clearly indicates otherwise.
1.05 "Beneficiary" means a person designated by a
Participant or by the Plan who is or may become entitled to
a benefit under the Plan. A Beneficiary who becomes
entitled to a benefit under the Plan remains a Beneficiary
under the Plan until the Trustee has fully distributed to the
Beneficiary his/her Plan benefit. A Beneficiary's right to
(and the Plan Administrator's or a Trustee's duty to provide to the Beneficiary) information or data concerning the Plan
does not arise until the Beneficiary first becomes entitled to receive a benefit under the Plan.
1.06 "Code" means the Internal Revenue Code of
1986, as amended and includes applicable Treasury
regulations.
1.07 "Compensation" means a Participant's W-2
wages, Code ss.3401(a) wages, or 415 compensation except,
in the case of a Self-Employed Individual, Compensation
means Earned Income as defined in Section 1.09. The
Employer in its Adoption Agreement must specify which
definition of Compensation (Section 1.07(A), (B) or (C))
applies under the Plan and any modifications thereto, for
purposes of contribution allocations under Article III.
Any reference in the Plan to Compensation is a
reference to the definition in this Section 1.07, unless the
Plan reference, or the Employer in its Adoption Agreement,
modifies this definition. The Plan Administrator will take
into account only Compensation actually paid during (or as
permitted under the Code, paid for) the relevant period. A
Compensation payment includes Compensation paid by the
Employer through another person under the common
paymaster provisions in Code ss.3121 and ss.3306.
Compensation, unless otherwise specified in the Adoption
Agreement, does not include any form of remuneration
(including severance pay and vacation pay) paid to the
Participant after the Participant incurs a Separation from
Service.
(A) W-2 Wages. W-2 wages means wages for federal
income tax withholding purposes, as defined under Code
ss.3401(a), plus all other payments to an Employee in the
course of the Employer's trade or business, for which the
Employer must furnish the Employee a written statement
under Code ss.6041, ss.6051 and ss.6052, but determined
without regard to any rules that limit the remuneration
included in wages based on the nature or location of the
employment or services performed (such as the exception
for agricultural labor in Code ss.3401(a)(2)).
(B) Code ss.3401(a) Wages. Code ss.3401(a) wages means
wages within the meaning of Code ss.3401(a) for the
purposes of income tax withholding at the source, but
determined without regard to any rules that limit the
remuneration included in wages based on the nature or the
location of the employment or the services performed (such
as the exception for agricultural labor in Code
ss.3401(a)(2)).
(C) Code ss.415 Compensation (current income
definition). Code ss.415 compensation means the
Employee's wages, salaries, fees for professional service
and other amounts received for personal services actually
rendered in the course of employment with the Employer
maintaining the Plan to the extent that the amounts are
includible in gross income (including, but not limited to,
commissions paid salespersons, compensation for services
on the basis of a percentage of profits, commissions on
insurance premiums, tips, bonuses, fringe benefits and
reimbursements or other expense allowances under a
nonaccountable plan as described in Treas. Reg.
ss.1.62-2(c)).
Code ss.415 compensation does not include:
(a) Employer contributions to a plan of deferred
compensation to the extent the contributions are not
included in the gross income of the Employee for the
taxable year in which contributed, Employer
contributions on behalf of an Employee to a
Simplified Employee Pension Plan to the extent such
contributions are excludible from the Employee's
gross income, and any distributions from a plan of
deferred compensation, regardless of whether such
amounts are includible in the gross income of the
Employee when distributed.
(b) Amounts realized from the exercise of a
non-qualified stock option, or when restricted stock
(or property) held by an Employee either becomes
freely transferable or is no longer subject to a
substantial risk of forfeiture.
(c) Amounts realized from the sale, exchange or
other disposition of stock acquired under a stock
option described in Part II, Subchapter D, Chapter 1,
Subtitle A of the Code.
(d) Other amounts which receive special tax benefits,
such as premiums for group term life insurance (but
only to the extent that the premiums are not includible
in the gross income of the Employee), or contributions
made by an Employer (whether or not under a salary
reduction agreement) toward the purchase of an
annuity contract described in Code ss.403(b) (whether
or not the contributions are excludible from the gross
income of the Employee).
(D) Elective Contributions. Compensation under
Sections 1.07(A), 1.07(B) and 1.07(C) includes Elective
Contributions unless the Employer in its Adoption
Agreement elects to exclude Elective Contributions.
"Elective Contributions" are amounts excludible from the
Employee's gross income under Code ss.125, ss.132(f)(4),
402(e)(3), 402(h)(2), 403(b), 408(p) or 457, and
contributed by the Employer, at the Employee's election, to
a cafeteria plan, a qualified transportation fringe benefit
plan, a 401(k) arrangement, a SARSEP, a tax-sheltered
annuity, a SIMPLE plan or a Code ss.457 plan.
Notwithstanding the preceding sentence, amounts described
in ss.132(f)(4) are not Elective Contributions until Plan
Years beginning on or after January 1, 2001, unless the
Plan Administrator operationally has included such
amounts effective as of an earlier Plan Year beginning no
earlier than January 1, 1998.
(E) Compensation Dollar Limitation. For any Plan Year,
the Plan Administrator in allocating contributions under
Article III or in testing the Plan for nondiscrimination,
cannot take into account more than $150,000 (or such
larger or smaller amount as the Commissioner of Internal
Revenue may prescribe) of any Participant's Compensation.
Notwithstanding the foregoing, an Employee under a
401(k) arrangement may make elective deferrals with
respect to Compensation which exceeds the Plan Year
Compensation limitation, provided such deferrals otherwise
satisfy Code ss.402(g) and other applicable limitations.
(F) Nondiscrimination. For purposes of determining
whether the Plan discriminates in favor of Highly
Compensated Employees, Compensation means
Compensation as defined in this Section 1.07, except: (1)
the Employer annually may elect operationally to include
or to exclude Elective Contributions, irrespective of the
Employer's election in its Adoption Agreement regarding
Elective Contributions; and (2) the Plan Administrator will
disregard any elections made in the "modifications to
Compensation definition" section of Adoption Agreement
Section 1.07. The Employer's election described in clause
(1) must be consistent and uniform with respect to all
Employees and all plans of the Employer for any particular
Plan Year. The Employer, irrespective of clause (2), may
elect to exclude from this nondiscrimination definition of
Compensation any items of Compensation excludible under
Code ss.414(s) and the applicable Treasury regulations,
provided such adjusted definition conforms to the
nondiscrimination requirements of those regulations.
Furthermore, for nondiscrimination purposes, including the
computation of an Employee's actual deferral percentage
("ADP") or actual contribution percentage ("ACP"), the
Plan Administrator may limit Compensation taken into
account to Compensation received only for the portion of
the Plan Year in which the Employee was a Participant and
only for the portion of the Plan Year in which the Plan or
the 401(k) arrangement was in effect.
1.08 "Disability" means the Participant, because of a
physical or mental disability, will be unable to perform the duties of his/her customary position of employment (or is
unable to engage in any substantial gainful activity) for an indefinite period which the Plan Administrator considers
will be of long continued duration. A Participant also is
disabled if he/she incurs the permanent loss or loss of use
of a member or function of the body, or is permanently
disfigured, and incurs a Separation from Service. A
Participant is disabled on the date the Plan Administrator
determines the Participant satisfies the definition of
Disability. The Plan Administrator may require a
Participant to submit to a physical examination in order to
confirm Disability. The Plan Administrator will apply the
provisions of this Section 1.08 in a nondiscriminatory,
consistent and uniform manner. The Employer may provide
an alternative definition of Disability in an Addendum to its
Adoption Agreement.
1.09 "Earned Income" means net earnings from
self-employment in the trade or business with respect to
which the Employer has established the Plan, provided
personal services of the Self-Employed Individual are a
material income producing factor. The Plan Administrator
will determine net earnings without regard to items
excluded from gross income and the deductions allocable to
those items. The Plan Administrator will determine net
earnings after the deduction allowed to the Self-Employed
Individual for all contributions made by the Employer to a
qualified plan and after the deduction allowed to the
Self-Employed Individual under Code ss.164(f) for
self-employment taxes.
1.10 "Effective Date" of this Plan is the date
specified in the Adoption Agreement unless otherwise for a
specified purpose provided within this basic plan document
or within (as part of the Adoption Agreement) a
Participation Agreement, an Addendum, or within
Appendices A or B.
1.11 "Employee" means any common law employee,
Self-Employed Individual, Leased Employee or other
person the Code treats as an employee of the Employer for
purposes of the Employer's qualified plan. The Employer in
its Adoption Agreement must elect or specify any
Employee, or class of Employees, not eligible to participate in the Plan (an "excluded Employee").
(A) Collective Bargaining Employees. If the Employer
elects in its Adoption Agreement to exclude collective
bargaining Employees from eligibility to participate, the
exclusion applies to any Employee included in a unit of
Employees covered by an agreement which the Secretary of
Labor finds to be a collective bargaining agreement
between employee representatives and one or more
employers, if: (1) retirement benefits were the subject of
good faith bargaining; and (2) two percent or less of the
employees covered by the agreement are "professionals" as
defined in Treas. Reg. ss.1.410(b)-9, unless the collective
bargaining agreement requires the Employee to be included
within the Plan. The term "employee representatives" does
not include any organization more than half the members of
which are owners, officers, or executives of the Employer.
(B) Nonresident Aliens. If the Employer elects in its
Adoption Agreement to exclude nonresident aliens from
eligibility to participate, the exclusion applies to any
nonresident alien Employee who does not receive any
earned income, as defined in Code ss.911(d)(2), from the
Employer which constitutes United States source income,
as defined in Code ss.861(a)(3).
(C) Reclassified Employees. If the Employer elects in its
Adoption Agreement to exclude reclassified Employees
from eligibility to participate, the exclusion applies to any person the Employer does not treat as an Employee
(including, but not limited to, independent contractors,
persons the Employer pays outside of its payroll system
and out-sourced workers) for federal income tax
withholding purposes under Code ss.3401(a), but for whom
there is a binding determination the individual is an
Employee or a Leased Employee of the Employer.
1.12 "Employer" means each employer who
establishes a Plan under this Prototype Plan by executing
an Adoption Agreement and includes to the extent
described in Section 1.26 a Related Employer and a
Participating Employer. The Employer for purposes of
acting as Plan Administrator, making Plan amendments,
terminating the Plan or performing other ERISA settlor
functions, means the signatory Employer to the Adoption
Agreement Execution Page and does not include any
Related Employer or Participating Employer.
1.13 "ERISA" means the Employee Retirement
Income Security Act of 1974, as amended, and includes
applicable Department of Labor regulations.
1.14 "Highly Compensated Employee" means an
Employee who:
(a) during the Plan Year or during the preceding Plan
Year, is a more than 5% owner of the Employer
(applying the constructive ownership rules of Code
ss.318, and applying the principles of Code ss.318, for an
unincorporated entity); or
(b) during the preceding Plan Year had
Compensation in excess of $80,000 (as adjusted by the
Commissioner of Internal Revenue for the relevant
year) and, if the Employer under its Adoption
Agreement Appendices A or B, makes the top-paid
group election, was part of the top-paid 20% group of
Employees (based on Compensation for the preceding
Plan Year).
For purposes of this Section 1.14, "Compensation"
means Compensation as defined in Section 1.07, except any
exclusions from Compensation the Employer elects in
Adoption Agreement Section 1.07 do not apply, and
Compensation specifically includes Elective Contributions.
The Plan Administrator must make the determination of
who is a Highly Compensated Employee, including the
determinations of the number and identity of the top-paid
20% group, consistent with Code ss.414(q) and regulations
issued under that Code section. The Employer in its
Adoption Agreement Appendices A or B may make a
calendar year data election to determine the Highly
Compensated Employees for the Plan Year, as prescribed
by Treasury regulations or by other guidance published in
the Internal Revenue Bulletin. A calendar year data election must apply to all plans of the Employer which reference the
highly compensated employee definition in Code ss.414(q).
For purposes of this Section 1.14, if the current Plan Year
is the first year of the Plan, then the term "preceding Plan
Year" means the 12-consecutive month period immediately
preceding the current Plan Year.
1.15 "Hour of Service" means:
(a) Each Hour of Service for which the Employer,
either directly or indirectly, pays an Employee, or for
which the Employee is entitled to payment, for the
performance of duties. The Plan Administrator credits
Hours of Service under this Paragraph (a) to the
Employee for the computation period in which the
Employee performs the duties, irrespective of when
paid;
(b) Each Hour of Service for back pay, irrespective
of mitigation of damages, to which the Employer has
agreed or for which the Employee has received an
award. The Plan Administrator credits Hours of
Service under this Paragraph (b) to the Employee for
the computation period(s) to which the award or the
agreement pertains rather than for the computation
period in which the award, agreement or payment is
made; and
(c) Each Hour of Service for which the Employer,
either directly or indirectly, pays an Employee, or for
which the Employee is entitled to payment
(irrespective of whether the employment relationship
is terminated), for reasons other than for the
performance of duties during a computation period,
such as leave of absence, vacation, holiday, sick leave,
illness, incapacity (including disability), layoff, jury
duty or military duty. The Plan Administrator will
credit no more than 501 Hours of Service under this
Paragraph (c) to an Employee on account of any single
continuous period during which the Employee does
not perform any duties (whether or not such period
occurs during a single computation period). The Plan
Administrator credits Hours of Service under this
Paragraph (c) in accordance with the rules of
paragraphs (b) and (c) of Labor Reg. ss.2530.200b-2,
which the Plan, by this reference, specifically
incorporates in full within this Paragraph (c).
The Plan Administrator will not credit an Hour of
Service under more than one of the above Paragraphs (a),
(b) or (c). A computation period for purposes of this
Section 1.15 is the Plan Year, Year of Service period,
Break in Service period or other period, as determined
under the Plan provision for which the Plan Administrator
is measuring an Employee's Hours of Service. The Plan
Administrator will resolve any ambiguity with respect to
the crediting of an Hour of Service in favor of the
Employee.
(A) Method of Crediting Hours of Service. The
Employer must elect in its Adoption Agreement the method
the Plan Administrator will use in crediting an Employee
with Hours of Service and the purpose for which the
elected method will apply.
(B) Actual Method. Under the Actual Method as
determined from records, an Employee receives credit for
Hours of Service for hours worked and hours for which the
Employer makes payment or for which payment is due
from the Employer.
(C) Equivalency Method. Under an Equivalency Method,
for each equivalency period for which the Plan
Administrator would credit the Employee with at least one
Hour of Service, the Plan Administrator will credit the
Employee with: (i) 10 Hours of Service for a daily
equivalency; (ii) 45 Hours of Service for a weekly
equivalency; (iii) 95 Hours of Service for a semimonthly
payroll period equivalency; and (iv) 190 Hours of Service
for a monthly equivalency.
(D) Elapsed Time Method. Under the Elapsed Time
Method, an Employee receives credit for Service for the
aggregate of all time periods (regardless of the Employee's
actual Hours of Service) commencing with the Employee's
Employment Commencement Date, or with his/her Reemployment
Commencement Date, and ending on the date
a Break in Service begins. An Employee's Employment
Commencement Date or his/her Re-employment
Commencement Date begins on the first day he/she
performs an Hour of Service following employment or
re-employment. In applying the Elapsed Time Method, the
Plan Administrator will credit an Employee's Service for
any Period of Severance of less than 12-consecutive
months and will express fractional periods of Service in
days.
Under the Elapsed Time Method, a Break in Service is
a Period of Severance of at least 12 consecutive months. A
Period of Severance is a continuous period of time during
which the Employee is not employed by the Employer. The
continuous period begins on the date the Employee retires,
quits, is discharged, or dies or if earlier, the first 12-month anniversary of the date on which the Employee otherwise is
absent from Service for any other reason (including
disability, vacation, leave of absence, layoff, etc.). In the case of an Employee who is absent from work for maternity
or paternity reasons, the 12-consecutive month period
beginning on the first anniversary of the first date the
Employee is otherwise absent from Service does not
constitute a Break in Service.
(E) Maternity/Paternity Leave/Family and Medical
Leave Act. Solely for purposes of determining whether an
Employee incurs a Break in Service under any provision of
this Plan, the Plan Administrator must credit Hours of
Service during the Employee's unpaid absence period: (i)
due to maternity or paternity leave; or (ii) as required under the Family and Medical Leave Act. An Employee is on
maternity or paternity leave if the Employee's absence is
due to the Employee's pregnancy, the birth of the
Employee's child, the placement with the Employee of an
adopted child, or the care of the Employee's child
immediately following the child's birth or placement. The
Plan Administrator credits Hours of Service under this
Section 1.15(E) on the basis of the number of Hours of
Service for which the Employee normally would receive
credit or, if the Plan Administrator cannot determine the
number of Hours of Service the Employee would receive
credit for, on the basis of 8 hours per day during the
absence period. The Plan Administrator will credit only the
number (not exceeding 501) of Hours of Service necessary
to prevent an Employee's Break in Service. The Plan
Administrator credits all Hours of Service described in this
Section 1.15(E) to the computation period in which the
absence period begins or, if the Employee does not need
these Hours of Service to prevent a Break in Service in the
computation period in which his/her absence period begins,
the Plan Administrator credits these Hours of Service to the immediately following computation period.
(F) Qualified Military Service. Hour of Service also
includes any Service the Plan must credit for contributions
and benefits in order to satisfy the crediting of Service
requirements of Code ss.414(u). The provisions of this
Section 1.15(F) apply beginning December 12, 1994, or if
the Employer's Plan is effective after that date, as of the
Plan's Effective Date.
1.16 "Leased Employee" means an individual (who
otherwise is not an Employee of the Employer) who,
pursuant to an agreement between the Employer and any
other person, has performed services for the Employer (or
for the Employer and any persons related to the Employer
within the meaning of Code ss.144(a)(3)) on a substantially
full time basis for at least one year and who performs such
services under primary direction or control of the Employer
within the meaning of Code ss.414(n)(2). Except as
described in Section 1.16(A), a Leased Employee is an
Employee for purposes of the Plan. If a Leased Employee
is an Employee, "Compensation" includes Compensation
from the leasing organization which is attributable to
services performed for the Employer.
(A) Safe Harbor Plan Exception. A Leased Employee is
not an Employee if the leasing organization covers the
employee in a safe harbor plan and, prior to application of
this safe harbor plan exception, 20% or less of the
Employer's Employees (other than Highly Compensated
Employees) are Leased Employees. A safe harbor plan is a
money purchase pension plan providing immediate
participation, full and immediate vesting, and a
nonintegrated contribution formula equal to at least 10% of
the employee's compensation, without regard to
employment by the leasing organization on a specified
date. The safe harbor plan must determine the 10%
contribution on the basis of compensation as defined in
Code ss.415(c)(3) including Elective Contributions.
(B) Other Requirements. The Plan Administrator must
apply this Section 1.16 in a manner consistent with Code
ss.ss.414(n) and 414(o) and the regulations issued under those
Code sections. If a Participant is a Leased Employee
covered by a plan maintained by the leasing organization,
the Plan Administrator will determine the allocation of
Employer contributions and Participant forfeitures on
behalf of the Participant under the Employer's Plan without
taking into account the Leased Employee's allocation, if
any, under the leasing organization's plan.
1.17 "Nonhighly Compensated Employee" means
any Employee who is not a Highly Compensated
Employee.
1.18 "Nontransferable Annuity" means an annuity
contract which by its terms provides that it may not be sold, assigned, discounted, pledged as collateral for a loan or
security for the performance of an obligation or for any
purpose to any person other than the insurance company. If
the Plan distributes an annuity contract, the contract must
be a Nontransferable Annuity.
1.19 "Paired Plans" means the Employer has adopted
two Standardized Plan Adoption Agreements offered with
this Prototype Plan, one Adoption Agreement being a
Paired Profit Sharing Plan and one Adoption Agreement
being a Paired Pension Plan. A Paired Profit Sharing Plan
may include a 401(k) arrangement. A Paired Pension Plan
must be a money purchase pension plan, defined benefit
plan or a target benefit pension plan. Paired Plans must be
the subject of a favorable opinion letter issued by the
National Office of the Internal Revenue Service. If an
Employer adopts paired plans, only one of the plans may
provide for permitted disparity.
1.20 "Participant" means an eligible Employee who
becomes a Participant in accordance with the provisions of
Section 2.01. An eligible Employee means an Employee
who is not an excluded Employee under Adoption
Agreement Section 1.11.
1.21 "Plan" means the retirement plan established or
continued by the Employer in the form of this Prototype
Plan, including the Adoption Agreement under which the
Employer has elected to establish this Plan. The Employer
must designate the name of the Plan in its Adoption
Agreement. An Employer may execute more than one
Adoption Agreement offered under this Plan, each of which
will constitute a separate Plan and Trust established or
continued by that Employer. The Plan and the Trust created
by each adopting Employer is a separate Plan and a
separate Trust, independent from the plan and the trust of
any other employer adopting this Prototype Plan. All
section references within this basic plan document are Plan
section references unless the context clearly indicates
otherwise. The Plan includes any Addendum or Appendix
permitted by the basic plan document or by the Employer's
Adoption Agreement and which the Employer attaches to
its Adoption Agreement. An Addendum must correspond
by section reference to the section of the basic plan
document or Adoption Agreement permitting the
Addendum.
1.22 "Plan Administrator" means the Employer
unless the Employer designates another person or persons
to hold the position of Plan Administrator. Any person(s)
the Employer appoints as Plan Administrator may or may
not be Participants in the Plan. In addition to its other
duties, the Plan Administrator has full responsibility for the
Plan's compliance with the reporting and disclosure rules
under ERISA.
1.23 "Plan Entry Date" means the date(s) the
Employer elects in Adoption Agreement Section 2.01.
1.24 "Plan Year" means the consecutive month
period the Employer specifies in its Adoption Agreement.
The Employer also must specify in its Adoption Agreement
the "Limitation Year" applicable to the limitations on
allocations described in Article III. If the Employer
maintains Paired Plans, each Plan must have the same Plan
Year.
1.25 "Protected Benefit" means any accrued benefit
described in Treas. Reg. ss.1.411(d)-4, including any
optional form of benefit provided under the Plan which
may not (except in accordance with such Regulations) be
reduced, eliminated or made subject to Employer
discretion.
1.26 "Related Group"/"Related Employer" A
Related Group is a controlled group of corporations (as
defined in Code ss.414(b)), trades or businesses (whether or not incorporated) which are under common control (as
defined in Code ss.414(c)), an affiliated service group (as
defined in Code ss.414(m)) or an arrangement otherwise
described in Code ss.414(o). Each Employer/member of the
Related Group is a Related Employer. The term
"Employer" includes every Related Employer for purposes
of crediting Service and Hours of Service, determining
Years of Service and Breaks in Service under Articles II
and V, determining Separation from Service, applying the
Coverage Test under Section 3.06(E), applying the
limitations on allocations in Part 2 of Article III, applying the top-heavy rules and the minimum allocation
requirements of Article XII, applying the definitions of
Employee, Highly Compensated Employee, Compensation
and Leased Employee, applying the safe harbor 401(k)
provisions of Section 14.02(D), applying the SIMPLE
401(k) provisions of Section 14.02(E) and for any other
purpose the Code or the Plan require.
(A) Participating Employer. An Employer may
contribute to the Plan only by being a signatory to the
Execution Page of the Adoption Agreement or to a
Participation Agreement to the Adoption Agreement. If a
Related Employer executes a Participation Agreement to
the Adoption Agreement, the Related Employer is a
Participating Employer. A Participating Employer is an
Employer for all purposes of the Plan except as provided in
Section 1.12.
(B) Standardized/Nonstandardized Plan. If the
Employer's Plan is a Standardized Plan, all Employees of
the Employer or of any Related Employer, are eligible to
participate in the Plan, irrespective of whether the Related
Employer directly employing the Employee is a
Participating Employer. Notwithstanding the immediately
preceding sentence, individuals who become Employees of
a Related Employer as a result of a transaction described in
Code ss.410(b)(6)(C) are not eligible to participate in the
Plan during the Plan Year in which such transaction occurs
nor in the following Plan Year, unless the Related
Employer which employs such Employees becomes during
such period a Participating Employer, by executing a
Participation Agreement to the Adoption Agreement. If the
Plan is a Nonstandardized Plan, the Employees of a Related
Employer are not eligible to participate in the Plan unless
the Related Employer is a Participating Employer.
1.27 "Self-Employed Individual"/ "Owner-
Employee"/"Shareholder-Employee" "Self-Employed
Individual" means an individual who has Earned Income
(or who would have had Earned Income but for the fact that
the trade or business did not have net profits) for the
taxable year from the trade or business for which the Plan
is established. "Owner-Employee" means a Self-Employed
Individual who is the sole proprietor in the case of a sole
proprietorship. If the Employer is a partnership, or a limited liability company taxed for federal income tax purposes as
a partnership, "Owner-Employee" means a Self-Employed
Individual who is a partner or member and owns more than
10% of either the capital or the profits interest of the
partnership or of the limited liability company.
"Shareholder-Employee" means an employee or officer of
an "S" corporation who owns (or is considered as owning
under Code ss.318(a)(1)) more than 5% of the outstanding
stock of the corporation on any day of the corporation's
taxable year.
1.28 "Separation from Service" means an event after
which the Employee no longer has an employment
relationship with the Employer maintaining this Plan or
with a Related Employer.
1.29 "Service" means any period of time the
Employee is in the employ of the Employer, including any
period the Employee is on an unpaid leave of absence
authorized by the Employer under a uniform,
nondiscriminatory policy applicable to all Employees.
1.30 "Service with a Predecessor Employer" If the
Employer maintains the plan of a predecessor employer,
service of the Employee with the predecessor employer is
Service with the Employer. If the Employer does not
maintain the plan of a predecessor employer, the Plan does
not credit service with the predecessor employer, unless the
Employer in its Adoption Agreement (or in a Participation
Agreement, if applicable) elects to credit designated
predecessor employer service and specifies the purposes for
which the Plan will credit service with that predecessor
employer.
Unless the Employer under its Adoption Agreement
Section 2.01 provides for this purpose specific Plan Entry
Dates, an Employee who satisfies the Plan's eligibility
condition(s) by reason of the crediting of predecessor
service will enter the Plan in accordance with the
provisions of Section 2.04 as if the Employee were a
re-employed Employee on the first day the Plan credits
predecessor service.
1.31 "Trust" means the separate Trust created under
the Plan.
1.32 "Trust Fund" means all property of every kind
acquired by the Plan and held by the Trust, other than
incidental benefit insurance contracts.
1.33 "Trustee" means the person or persons who as
Trustee execute the Adoption Agreement, or any successor
in office who in writing accepts the position of Trustee.
The Employer must designate in its Adoption Agreement
whether the Trustee will administer the Trust as a
discretionary Trustee or as a nondiscretionary Trustee. If a person acts as a discretionary Trustee, the Employer also
may appoint a Custodian. See Article X. If the Prototype
Plan Sponsor is a bank, savings and loan association, credit union, mutual fund, insurance company, or other institution
qualified to serve as Trustee, a person other than the
Prototype Plan Sponsor (or its affiliate) may not serve as
Trustee or as Custodian of the Plan without the written
consent of the Prototype Plan Sponsor.
1.34 "Vested" means a Participant or a Beneficiary
has an unconditional claim, legally enforceable against the
Plan, to the Participant's Account Balance or Accrued
Benefit.
ARTICLE II
ELIGIBILITY AND PARTICIPATION
2.01 ELIGIBILITY. Each eligible Employee becomes
a Participant in the Plan in accordance with the eligibility provisions the Employer elects in its Adoption Agreement.
If this Plan is a restated Plan, each Employee who was a
Participant in the Plan on the day before the restated
Effective Date continues as a Participant in the restated
Plan, irrespective of whether he/she satisfies the eligibility conditions of the restated Plan, unless the Employer
provides otherwise in its Adoption Agreement. If the
Employer contributes to the Plan under a Davis-Bacon
contract, except as the contract provides, the Employer's
Adoption Agreement elections imposing age and service
eligibility conditions do not apply with respect to an
Employee performing Davis-Bacon contract Service.
2.02 AGE AND SERVICE CONDITIONS. For
purposes of an Employee's participation in the Plan, the
Plan: (1) may not impose an age condition exceeding age
21; and (2) takes into account all of the Employee's Years
of Service with the Employer, except as provided in
Section 2.03. "Year of Service" for purposes of an
Employee's participation in the Plan, means a 12-
consecutive month eligibility computation period during
which the Employee completes the number of Hours of
Service (not exceeding 1,000) the Employer specifies in its
Adoption Agreement.
The initial eligibility computation period is the first
12-consecutive month period measured from the
Employee's Employment Commencement Date. The Plan
measures succeeding 12-consecutive month eligibility
computation periods in accordance with the Employer's
election in its Adoption Agreement. If the Employer elects
to measure subsequent periods on a Plan Year basis, an
Employee who receives credit for the required number of
Hours of Service during the initial eligibility computation
period and also during the first applicable Plan Year
receives credit for two Years of Service under Article II.
"Employment Commencement Date" means the date on
which the Employee first performs an Hour of Service for
the Employer.
If the Employer under Adoption Agreement Section
2.01 elects an alternative Service condition to one Year of
Service or two Years of Service, the Employer must elect
in the Adoption Agreement the Hour of Service and any
other requirement(s), if any, after the Employee completes
one Hour of Service. Under any alternative Service
condition election, the Plan may not require an Employee
to complete more than one Year of Service (1,000 Hours of
Service in 12-consecutive months) or two Years of Service
if applicable.
If the Employer in its Adoption Agreement elects to
apply the Equivalency Method or the Elapsed Time Method
in applying the Plan's eligibility Service condition, the Plan
Administrator will credit Service in accordance with
Sections 1.15(D) and (D).
2.03 BREAK IN SERVICE - PARTICIPATION. An
Employee incurs a "Break in Service" if during any
applicable 12-consecutive month period he/she does not
complete more than 500 Hours of Service with the
Employer. The "12-consecutive month period" under this
Section 2.03 is the same 12-consecutive month period for
which the Plan measures a "Year of Service" under Section
2.02. If the Plan applies the Elapsed Time Method of
crediting Service under Section 1.15(D), a Participant
incurs a "Break in Service" if the Participant has a Period
of Severance of at least 12 consecutive months.
(A) Two Year Eligibility. If the Employer under
Adoption Agreement Section 2.01 elects a two Years of
Service condition for eligibility purposes, an Employee
who incurs a one year Break in Service prior to completing
two Years of Service is a new Employee on the date he/she
first performs an Hour of Service for the Employer after the
Break in Service, and the Employee establishes a new
Employment Commencement Date for purposes of the
initial eligibility computation period under Section 2.02.
(B) One Year Hold-Out Rule. The Employer must elect
in its Adoption Agreement whether to apply the one year
hold-out rule under Code ss.410(a)(5)(C). Under this rule, a
Participant will incur a suspension of participation in the
Plan after incurring a one year Break in Service and the
Plan disregards a Participant's Service completed prior to a
Break in Service until the Participant completes one Year
of Service following the Break in Service. The Plan
suspends the Participant's participation in the Plan as of the first day of the Plan Year following the Plan Year in which
the Participant incurs the Break in Service. If the
Participant completes one Year of Service following his/her
Break in Service, the Plan restores that Participant's
pre-Break Service (and the Participant resumes active
participation in the Plan) retroactively to the first day of the computation period in which the Participant first completes
one Year of Service following his/her Break in Service.
The initial computation period under this Section 2.03(B) is the 12-consecutive month period measured from the date
the Participant first receives credit for an Hour of Service following the one year Break in Service. The Plan measures
any subsequent computation periods, if necessary, in a
manner consistent with the Employer's eligibility
computation period election in Adoption Agreement
Section 2.02. If the Employer elects to apply the one year
hold-out rule, the Employer also must elect in its Adoption
Agreement whether to limit application of the rule only to a
Participant who has incurred a Separation from Service.
The Plan Administrator also will apply the oneyear
hold out rule, if applicable, to an Employee who
satisfies the Plan's eligibility conditions but who incurs a
Separation from Service and a one year Break in Service
prior to becoming a Participant.
This Section 2.03(B) does not affect a Participant's
vesting credit under Article V and, during a suspension
period, the Participant's Account continues to share fully in
Trust Fund allocations under Article IX. Furthermore, the
Plan Administrator in applying this Section 2.03(B) does
not restore any Service disregarded under the Break in
Service rule of Section 2.03(A).
(C) No Application to 401(k) Arrangement. If the Plan
includes a 401(k) arrangement and the Employer in its
Adoption Agreement elects to apply the Section 2.03(B)
one year hold-out rule, the Plan Administrator will apply
the provisions of Section 2.04 to the deferral contributions portion of the Plan without regard to Section 2.03(B).
(D) No Rule of Parity  Participation. For purposes of
Plan participation, the Plan does not apply the "rule of
parity" under Code ss.410(a)(5)(D).
2.04 PARTICIPATION UPON RE-EMPLOYMENT.
A Participant who incurs a Separation from Service will
re-enter the Plan as a Participant on the date of his/her
re-employment with the Employer, subject to the one year
hold-out rule, if applicable, under Section 2.03(B). An
Employee who satisfies the Plan's eligibility conditions but who incurs a Separation from Service prior to becoming a
Participant will become a Participant on the later of the
Plan Entry Date on which he/she would have entered the
Plan had he/she not incurred a Separation from Service or
the date of his/her re-employment, subject to the one year
hold-out rule, if applicable, under Section 2.03(B). Any
Employee who incurs a Separation from Service prior to
satisfying the Plan's eligibility conditions becomes a
Participant in accordance with Adoption Agreement
Section 2.01.
2.05 CHANGE IN EMPLOYMENT STATUS. The
Employer in its Adoption Agreement Section 1.11 may
elect to exclude certain Employees from Plan participation
("excluded Employees"). If a Participant has not incurred a
Separation from Service but becomes an excluded
Employee, during the period of exclusion the excluded
Employee will not share in the allocation of any Employer
contributions or Participant forfeitures, and may not make
deferral contributions if the Plan includes a 401(k)
arrangement, with respect to Compensation paid to the
excluded Employee during the period of exclusion.
However, during such period of exclusion, the Participant,
without regard to employment classification, continues to
receive credit for vesting under Article V for each included
Year of Service and the Participant's Account continues to
share fully in Trust Fund allocations under Article IX. If a
Participant who becomes an excluded Employee
subsequently resumes status as an eligible Employee, the
Participant will participate in the Plan immediately upon
resuming eligible status, subject to the one year hold-out
rule, if applicable, under Section 2.03(B).
If an excluded Employee who is not a Participant
becomes an eligible Employee, he/she will participate
immediately in the Plan if he/she has satisfied the eligibility conditions of Adoption Agreement Section 2.01 and would
have been a Participant had he/she not been an excluded
Employee during his/her period of Service. Furthermore,
the excluded Employee receives credit for vesting under
Article V for each included vesting Year of Service
notwithstanding the Employee's excluded Employee status.
2.06 ELECTION NOT TO PARTICIPATE. If the
Plan is a Standardized Plan, the Plan does not permit an
otherwise eligible Employee nor any Participant to elect not to participate in the Plan ("opt-out"). If the Plan is a
Nonstandardized Plan, the Employer in its Adoption
Agreement must elect whether any eligible Employee may
elect irrevocably to opt-out. The Employee prior to his/her
Plan Entry Date must file an opt-out election in writing
with the Plan Administrator on a form provided by the Plan
Administrator for this purpose.
ARTICLE III
EMPLOYER CONTRIBUTIONS AND FORFEITURES
Part 1. Amount of Employer Contributions and Plan
Allocations: Sections 3.01 through 3.06
3.01 EMPLOYER CONTRIBUTIONS.
(A) Amount and Types of Contribution. The Employer
in its Adoption Agreement will elect the amount and
type(s) of Employer Plan contribution(s). The Employer
will not make a contribution to the Trust for any Plan Year
to the extent the contribution would exceed the Participants'
Maximum Permissible Amounts. Unless otherwise
provided in an Addendum to its Adoption Agreement, the
Employer need not have net profits to make a contribution
under the Plan. If the Employer's Plan is a money purchase
pension plan and the Employer also maintains a defined
benefit pension plan, notwithstanding the money purchase
pension plan formula in the Employer's Adoption
Agreement, the Employer's required contribution to its
money purchase pension plan for a Plan Year is limited to
the amount which the Employer may deduct under Code
ss.404(a)(7). If the Employer under Code ss.404(a)(7) must
reduce its money purchase pension plan contribution, the
Plan Administrator will reduce each Participant's allocation in the same ratio as the reduced total Employer contribution bears to the original (unreduced) Employer contribution.
(B) Form of Contribution/Related Employer. Subject to
the consent of the Trustee, the Employer may make its
contribution in property instead of cash, provided the
contribution of property is not a prohibited transaction
under the Code or under ERISA. Unless the Employer in its
Adoption Agreement makes a contrary election, the Plan
Administrator will allocate all Employer contributions and
forfeitures without regard to which contributing Related
Employer directly employs the affected Participants.
(C) Time of Payment of Contribution. The Employer
may pay its contribution for any Plan Year in one or more
installments without interest. Unless otherwise required by
contract, by the Code or by ERISA, the Employer may
make its contribution to the Plan for a particular Plan Year at such time(s) as the Employer in its sole discretion
determines. If the Employer makes a contribution for a
particular Plan Year after the close of that Plan Year, the
Employer will designate in writing to the Trustee the Plan
Year for which the Employer is making its contribution.
(D) Return of Employer Contribution. The Employer
contributes to the Plan on the condition its contribution is not due to a mistake of fact and the Internal Revenue
Service will not disallow the deduction of the Employer's
contribution. The Trustee, upon written request from the
Employer, must return to the Employer the amount of the
Employer's contribution made by the Employer by mistake
of fact or the amount of the Employer's contribution
disallowed as a deduction under Code ss.404. The Trustee
will not return any portion of the Employer's contribution
under the provisions of this Section 3.01(D) more than one
year after:
(1) The Employer made the contribution by mistake
of fact; or
(2) The disallowance of the contribution as a
deduction, and then, only to the extent of the
disallowance.
The Trustee will not increase the amount of the
Employer contribution returnable under this Section
3.01(D) for any earnings attributable to the contribution,
but the Trustee will decrease the Employer contribution
returnable for any losses attributable to the contribution.
The Trustee may require the Employer to furnish the
Trustee whatever evidence the Trustee deems necessary to
enable the Trustee to confirm the amount the Employer has
requested be returned, is properly returnable under ERISA.
3.02 DEFERRAL CONTRIBUTIONS. If the Plan
includes a 401(k) arrangement, the Employer in its
Adoption Agreement must elect the Plan limitations and
restrictions, if any, which apply to deferral contributions or to cash or deferred contributions, if applicable. Under
Adoption Agreement Section 3.02, for purposes of
applying any Plan limit the Employer has elected on
deferral contributions, the Employer must elect to take into account the Employee's entire Plan Year Compensation or
to limit Compensation to the portion of the Plan Year in
which the Employee actually is a Participant.
3.03 MATCHING CONTRIBUTIONS. If the Plan
includes a 401(k) arrangement, the Employer in its
Adoption Agreement must elect the type(s) of matching
contributions, the time period applicable to any matching
contribution formula, and as applicable, the amount of
matching contributions and the Plan limitations and
restrictions, if any, which apply to matching contributions.
3.04 EMPLOYER CONTRIBUTION
ALLOCATION.
(A) Method of Allocation. The Employer in its Adoption
Agreement must specify, subject to this Section 3.04, the
manner of allocating Employer contributions to the Trust.
For purposes of this Section 3.04, Employer contributions
include as applicable, the Employer's nonelective
contributions, money purchase pension and target benefit
contributions, but do not include deferral contributions or, except under Section 3.04(B), matching contributions.
(B) Compensation Taken into Account. The Employer
in its Adoption Agreement Section 1.07 must specify the
Compensation the Plan Administrator is to take into
account in allocating an Employer contribution to a
Participant's Account. For the Plan Year in which the
Employee first becomes a Participant in the Plan (or in any
portion of the Plan), the Employer may elect to take into
account the Employee's entire Plan Year Compensation or
to limit Compensation to the portion of the Plan Year in
which the Employee actually is a Participant. For all other
Plan Years, the Plan Administrator will take into account
only the Compensation determined for the portion of the
Plan Year in which the Employee actually is a Participant.
The Plan Administrator must take into account the
Employee's entire Compensation for the Plan Year to
determine whether the Plan satisfies the top-heavy
minimum allocation requirements of Article XII. The
Employer, in its Adoption Agreement, may elect to
measure Compensation for allocating its Employer
contribution for a Plan Year on the basis of a specified
period other than the Plan Year.
(C) Top-Heavy Minimum Allocation. Unless the
Employer in an Addendum to its Adoption Agreement
elects to satisfy any top-heavy minimum allocation
requirement in another plan (not maintained under this
basic plan document), the Employer in this Plan must
satisfy the top-heavy requirements of Article XII.
(D) Allocation Conditions. Subject to any restoration
allocation required under the Plan, the Plan Administrator
will allocate and credit Employer contributions to the
Account of each Participant who satisfies the allocation
conditions of Section 3.06.
(E) Alternative Allocation Formulas. The Plan
Administrator will allocate Employer contributions for the
Plan Year or other applicable period in accordance with the
allocation formula the Employer elects in its Adoption
Agreement. The Plan Administrator, in allocating under
any allocation formula which is based in whole or in part
on Compensation, only will take into account
Compensation of those Participants entitled to an
allocation.
The Employer in its Adoption Agreement must elect, one
or more as applicable of the following allocation formulas:
(1) Nonintegrated (pro rata) allocation formula.
The Plan Administrator will allocate the Employer
contributions for a Plan Year in the same ratio that
each Participant's Compensation for the Plan Year
bears to the total Compensation of all Participants for
the Plan Year.
(2) Two-tiered permitted disparity allocation
formula. Under the first tier, the Plan Administrator
will allocate the Employer contributions for a Plan
Year in the same ratio that each Participant's
Compensation plus Excess Compensation (as defined
in Adoption Agreement Section 3.04) for the Plan
Year bears to the total Compensation plus Excess
Compensation of all Participants for the Plan Year.
The allocation under this first tier, as a percentage of
each Participant's Compensation plus Excess
Compensation, must not exceed the applicable
percentage (5.7%, 5.4% or 4.3%) listed under Section
3.04(D)(4).
Under the second tier, the Plan Administrator will
allocate any remaining Employer contributions for a
Plan Year in the same ratio that each Participant's
Compensation for the Plan Year bears to the total
Compensation of all Participants for the Plan Year.
(3) Four-tiered permitted disparity allocation
formula. Under the first tier, the Plan Administrator
will allocate the Employer contributions for a Plan
Year in the same ratio that each Participant's
Compensation for the Plan Year bears to the total
Compensation of all Participants for the Plan Year, but
not exceeding 3% of each Participant's Compensation.
Solely for purposes of this first tier allocation, a
"Participant" means, in addition to any Participant
who satisfies the allocation conditions of Section 3.06
for the Plan Year, any other Participant entitled to a
top-heavy minimum allocation under the Plan.
Under the second tier, the Plan Administrator will
allocate the Employer contributions for a Plan Year in
the same ratio that each Participant's Excess
Compensation (as defined in Adoption Agreement
Section 3.04) for the Plan Year bears to the total
Excess Compensation of all Participants for the Plan
Year, but not exceeding 3% of each Participant's
Excess Compensation.
Under the third tier, the Plan Administrator will
allocate the Employer contributions for a Plan Year in
the same ratio that each Participant's Compensation
plus Excess Compensation for the Plan Year bears to
the total Compensation plus Excess Compensation of
all Participants for the Plan Year. The allocation under
this third tier, as a percentage of each Participant's
Compensation plus Excess Compensation, must not
exceed the applicable percentage (2.7%, 2.4% or
1.3%) listed under Section 3.04(D)(4).
Under the fourth tier, the Plan Administrator will
allocate any remaining Employer contributions for a
Plan Year, in the same ratio that each Participant's
Compensation for the Plan Year bears to the total
Compensation of all Participants for the Plan Year.
(4) Maximum disparity table. For purposes of the
permitted disparity allocation formulas under this
Section 3.04, the applicable percentage is:
Integration level %
of taxable
wage base
Applicable %
for 2-tiered
formula
Applicable %
for 4-tiered
formula
100% 5.7% 2.7%
More than 80% but
less than 100% 5.4% 2.4%
More than 20%
(but not less than
$10,001) and not
more than 80%
4.3%
1.3%
20% (or $10,000, if
greater) or less 5.7% 2.7%
(5) Overall permitted disparity limits.
(i) Annual overall permitted disparity limit.
Notwithstanding Sections 3.04(D)(2) and (3), for
any Plan Year the Plan benefits any Participant
who benefits under another qualified plan or
under a simplified employee pension plan (as
defined in Code ss.408(k)) maintained by the
Employer that provides for permitted disparity
(or imputes disparity), the Plan Administrator
will allocate Employer contributions to the
Account of each Participant in the same ratio that
each Participant's Compensation bears to the total
Compensation of all Participants for the Plan
Year.
(ii) Cumulative permitted disparity limit.
Effective for Plan Years beginning after
December 31, 1994, the cumulative permitted
disparity limit for a Participant is 35 total
cumulative permitted disparity years. "Total
cumulative permitted disparity years" means the
number of years credited to the Participant for
allocation or accrual purposes under the Plan, any
other qualified plan or simplified employee
pension plan (whether or not terminated) ever
maintained by the Employer. For purposes of
determining the Participant's cumulative
permitted disparity limit, the Plan Administrator
will treat all years ending in the same calendar
year as the same year. If the Participant has not
benefited under a defined benefit plan or under a
target benefit plan of the Employer for any year
beginning after December 31, 1993, the
Participant does not have a cumulative permitted
disparity limit.
For purposes of this Section 3.04(D)(5), a Participant
"benefits" under the Plan for any Plan Year during which
the Participant receives, or is deemed to receive, a
contribution allocation in accordance with Treas. Reg.
ss.1.410(b)-3(a).
(6) Uniform points allocation formula. The Plan
Administrator will allocate the Employer contributions
for a Plan Year in the same ratio that each Participant's
points (as elected in Adoption Agreement Section
3.04) bear to the total points of all Participants for the
Plan Year.
(7) Incorporation of contribution formula. The
Plan Administrator will allocate the Employer's
contributions for a Plan Year in accordance with the
contribution formula the Employer has elected under
Section 3.01.
(8) Target benefit allocation formula. The Plan
Administrator will allocate the Employer contributions
for a Plan Year as provided in the Employer's target
benefit Adoption Agreement.
(9) Davis-Bacon contract allocation formula. The
Plan Administrator will allocate the Employer
contributions for a Plan Year in accordance with the
applicable Davis-Bacon contract pursuant to which the
Employer has made its contributions for the Plan
Year. The Employer's contributions will take into
account each Participant's hourly rate, employment
category, employment classification and such other
factors the Davis-Bacon contract may specify. For
purposes of the Plan, "Davis-Bacon contract" includes
a contract under any state prevailing wage law.
(F) Qualified Nonelective Contributions. The Employer
operationally may designate all or any portion of its
nonelective contributions as a qualified nonelective
contribution. The Employer, to facilitate the Plan
Administrator's correction of test failures under Sections
14.08, 14.09 and 14.10, also may make qualified
nonelective contributions to the Plan irrespective of
whether the Employer in its Adoption Agreement has
elected to provide nonelective contributions. The Employer
in its Adoption Agreement must elect whether the Plan
Administrator will allocate the Employer contributions
designated as a qualified nonelective contribution to all
Participants or solely to Nonhighly Compensated Employee
Participants. The Employer operationally must elect
whether the Plan Administrator will allocate qualified
nonelective contributions: (1) to eligible Participants pro
rata in relation to Compensation; (2) to eligible Participants in the same amount without regard to Compensation (flat
dollar); or (3) under the reverse allocation or other similar method. Under the reverse allocation method, the Plan
Administrator, subject to Section 3.06, will allocate a
qualified nonelective contribution first to the Nonhighly
Compensated Employee Participant(s) with the lowest
Compensation for the Plan Year not exceeding the
Maximum Permissible Amount for each Participant, with
any remaining amounts allocated to the next highest paid
Nonhighly Compensated Employee Participant(s) not
exceeding his/her Maximum Permissible Amount and
continuing in this manner until the Plan Administrator has
fully allocated the qualified nonelective contribution.
(G) Qualified Replacement Plan. The Employer may
establish or maintain this Plan as a qualified replacement
plan as described in Code ss.4980 under which the Plan may
receive a transfer from a terminating qualified plan the
Employer also maintains. The Plan Administrator will
credit the transferred amounts to a suspense account under
the Plan and thereafter the Plan Administrator will allocate the transferred amounts under this Section 3.04(G) in the
same manner as the Plan Administrator allocates Employer
nonelective contributions, unless the Employer specifies in
an Addendum to its Adoption Agreement: (1) to apply such
transferred amounts to the Plan's administrative expenses;
or (2) if the Plan includes a 401(k) arrangement, the
Employer in its Addendum designates such transferred
amounts as matching contributions.
3.05 FORFEITURE ALLOCATION. The amount of a
Participant's Account forfeited under the Plan is a
Participant forfeiture. The Plan Administrator, subject to
Section 3.06, will allocate Participant forfeitures at the time and in the manner the Employer specifies in its Adoption
Agreement. The Plan Administrator will continue to hold
the undistributed, non-Vested portion of the Account of a
Participant who has separated from Service solely for
his/her benefit until a forfeiture occurs at the time specified in Section 5.09 or if applicable, until the time specified in
Section 9.11. Except as provided under Section 5.04, a
Participant will not share in the allocation of a forfeiture of any portion of his/her Account. If the Plan includes a
401(k) arrangement, the Plan Administrator first will
determine if a Participant's forfeitures are attributable to nonelective or to matching contributions, and the Plan
Administrator then will allocate the forfeitures in the
manner the Employer has elected in its Adoption
Agreement. If the Employer elects to allocate forfeitures to reduce nonelective or matching contributions and the
forfeitures exceed the amount of the contribution to which
the Plan Administrator will apply the forfeitures, the Plan
Administrator will allocate the remaining forfeitures as an
additional discretionary nonelective or discretionary
matching contribution or the Plan Administrator will apply
the forfeitures to the Employer's nonelective or matching
contribution in the succeeding Plan Year. A Participant's
forfeiture is attributable to matching contributions if the
forfeiture is: (1) a non-Vested matching Account forfeited
in accordance with Section 5.09 or, if applicable, Section
9.11; (2) a non-Vested excess aggregate contribution
(adjusted for earnings) forfeited in correcting for
nondiscrimination failures under Section 14.09 or Section
14.10; or (3) an "associated matching contribution," which
includes any Vested or non-Vested matching contribution
(adjusted for earnings) made with respect to elective
deferrals or Employee contributions the Plan Administrator
distributes in correction of Code ss.402(g), Code ss.415 or
nondiscrimination failures under Sections 14.07, 14.08,
14.09 or 14.10. An Employee forfeits an associated
matching contribution unless the matching contribution is a
Vested excess aggregate contribution distributed in
accordance with Sections 14.09 or 14.10.
3.06 ALLOCATION CONDITIONS. The Plan
Administrator will determine the allocation conditions
which apply to Employer contributions (including matching
contributions) and Participant forfeitures on the basis of the
Plan Year (or on any other basis representing a reasonable
division of the Plan Year) in accordance with the
Employer's elections in its Adoption Agreement. A
Participant does not accrue an Employer contribution with
respect to a Plan Year or other applicable period until the
Participant satisfies the allocation conditions described in this Section 3.06. The Plan under a 401(k) arrangement
may not impose any allocation conditions with respect to
deferral contributions, safe harbor contributions or
SIMPLE contributions.
(A) Hours of Service Requirement. Except as required to
satisfy the top-heavy minimum allocation requirement of
Article XII, the Plan Administrator will not allocate any
portion of an Employer contribution for a Plan Year to any
Participant's Account if the Participant does not complete
the applicable minimum Hours of Service or consecutive
calendar days of employment requirement the Employer
specifies in its Adoption Agreement for the relevant period.
The Employer in its Standardized Adoption Agreement
must elect whether to require a Participant to complete
during a Plan Year 501 Hours of Service or to be employed
for at least 91 consecutive calendar days under the Elapsed
Time Method, to share in the allocation of Employer
contributions for that Plan Year where the Participant is not employed by the Employer on the Accounting Date of that
Plan Year, including the Plan Year in which the Employer
terminates the Plan.
(B) "Last Day" Employment Requirement. If the Plan
is a Standardized Plan, a Participant who is employed by
the Employer on the Accounting Date of a Plan Year will
share in the allocation of Employer contributions for that
Plan Year without regard to the Participant's Hours of
Service completed during that Plan Year. If the Plan is a
Nonstandardized Plan, the Employer must specify in its
Adoption Agreement whether the Participant will benefit
under the Plan if the Participant is not employed by the
Employer on the Accounting Date of the Plan Year or other
specified date. If the Plan is a Nonstandardized money
purchase Plan or target benefit Plan, the Plan conditions
Employer contribution allocations on a Participant's
employment with the Employer on the last day of the Plan
Year for the Plan Year in which the Employer terminates
the Plan.
(C) Death, Disability or Normal Retirement Age.
Unless the Employer otherwise elects in its Adoption
Agreement, any allocation condition elected under
Adoption Agreement Section 3.06 does not apply for a Plan
Year if a Participant incurs a Separation from Service
during the Plan Year on account of the Participant's death,
Disability or attainment of Normal Retirement Age in the
current Plan Year or on account of the Participant's
Disability or attainment of Normal Retirement Age in a
prior Plan Year.
(D) Other Conditions. In allocating Employer
contributions under the Plan, the Plan Administrator will
not apply any other conditions except those the Employer
elects in its Adoption Agreement or otherwise as the Plan
may require.
(E) Suspension of Allocation Conditions Under a
Nonstandardized Plan. The suspension provisions of this
Section 3.06(E) do not apply unless the Employer elects in
its Nonstandardized Adoption Agreement to apply them. If
Section 3.06(E) applies, the Plan suspends for a Plan Year
the Adoption Agreement Section 3.06 allocation conditions
if the Plan fails in that Plan Year to satisfy coverage under the Ratio Percentage Test, unless in an Addendum to its
Adoption Agreement, the Employer specifies the Plan
Administrator will apply this Section 3.06(E) using the
Average Benefit Percentage Test described in Code
ss.410(b)(2). A Plan satisfies coverage under the Ratio
Percentage Test if, on the last day of the Plan Year, the
Plan's benefiting ratio of the Nonhighly Compensated
Includible Employees is at least 70% of the benefiting ratio of the Highly Compensated Includible Employees.
The benefiting ratio of the Nonhighly Compensated
Includible Employees is the number of Nonhighly
Compensated Includible Employees benefiting under the
Plan over the number of the Includible Employees who are
Nonhighly Compensated Employees. "Includible"
Employees are all Employees other than: (1) those
Employees excluded from participating in the Plan for the
entire Plan Year by reason of the collective bargaining unit or the nonresident alien exclusions under Code ss.410(b)(3)
or by reason of the age and service requirements of Article
II; and (2) those Employees who incur a Separation from
Service during the Plan Year and for the Plan Year fail to
complete more than 500 Hours of Service or at least 91
consecutive calendar days under the Elapsed Time Method.
For purposes of coverage, an Employee is benefiting
under the Plan on a particular date if, under Section 3.04 of the Plan, he/she is entitled to an Employer contribution or
to a Participant forfeiture allocation for the Plan Year.
If this Section 3.06(E) applies for a Plan Year, the
Plan Administrator will suspend the allocation conditions
for the Nonhighly Compensated Includible Employees who
are Participants, beginning first with the Includible
Employee(s) employed by the Employer on the last day of
the Plan Year, then the Includible Employee(s) who have
the latest Separation from Service during the Plan Year,
and continuing to suspend the allocation conditions for
each Includible Employee who incurred an earlier
Separation from Service, from the latest to the earliest
Separation from Service date, until the Plan satisfies
coverage for the Plan Year. If two or more Includible
Employees have a Separation from Service on the same
day, the Plan Administrator will suspend the allocation
conditions for all such Includible Employees, irrespective
of whether the Plan can satisfy coverage by accruing
benefits for fewer than all such Includible Employees. If
the Plan for any Plan Year suspends the allocation
conditions for an Includible Employee, that Employee will
share in the allocation for that Plan Year of the Employer
contribution and Participant forfeitures, if any, without
regard to whether he/she has satisfied the allocation
conditions of this Section 3.06.
If the Plan includes Employer matching contributions
subject to ACP testing, this Section 3.06(E) applies
separately to the Code ss.401(m) portion of the Plan.
Part 2. Limitations On Allocations: Sections 3.07
through 3.18
[Note: Sections 3.07 through 3.10 apply only to
Participants in this Plan who do not participate, and who
have never participated, in another qualified plan,
individual medical account (as defined in Code ss.415(l)(2)), simplified employee pension plan (as defined in Code
ss.408(k)) or welfare benefit fund (as defined in Code
ss.419(e)) maintained by the Employer, which provides an
Annual Addition.]
3.07 ANNUAL ADDITIONS LIMITATION. The
amount of Annual Additions which the Plan Administrator
may allocate under this Plan to a Participant's Account for a
Limitation Year may not exceed the Maximum Permissible
Amount. If the Annual Additions the Plan Administrator
otherwise would allocate under the Plan to a Participant's
Account would for the Limitation Year exceed the
Maximum Permissible Amount, the Plan Administrator
will not allocate the Excess Amount, but will instead take
any reasonable, uniform and nondiscriminatory action the
Plan Administrator determines necessary to avoid
allocation of an Excess Amount. Such actions include, but
are not limited to, those described in this Section 3.07. If the Plan includes a 401(k) arrangement, the Plan
Administrator may apply this Section 3.07 in a manner
which maximizes the allocation to a Participant of
Employer contributions (exclusive of the Participant's
deferral contributions). Notwithstanding any contrary Plan
provision, the Plan Administrator, for the Limitation Year,
may: (1) suspend or limit a Participant's additional
Employee contributions or deferral contributions; (2) notify the Employer to reduce the Employer's future Plan
contribution(s) as necessary to avoid allocation to a
Participant of an Excess Amount; or (3) suspend or limit
the allocation to a Participant of any Employer contribution previously made to the Plan (exclusive of deferral
contributions) or of any Participant forfeiture. If an
allocation of Employer contributions previously made
(excluding a Participant's deferral contributions) or of
Participant forfeitures would result in an Excess Amount to
a Participant's Account, the Plan Administrator will
allocate the Excess Amount to the remaining Participants
who are eligible for an allocation of Employer
contributions for the Plan Year in which the Limitation
Year ends. The Plan Administrator will make this
allocation in accordance with the Plan's allocation method
as if the Participant whose Account otherwise would
receive the Excess Amount, is not eligible for an allocation of Employer contributions. If the Plan Administrator
allocates to a Participant an Excess Amount, Plan
Administrator must dispose of the Excess Amount in
accordance with Section 3.10 (relating to certain
"reasonable errors" and allocation of forfeitures) or, if
Section 3.10 does not apply, the Plan Administrator will
dispose of the Excess Amount under Section 9.12.
3.08 ESTIMATING COMPENSATION. Prior to the
determination of the Participant's actual Compensation for
a Limitation Year, the Plan Administrator may determine
the Maximum Permissible Amount on the basis of the
Participant's estimated annual Compensation for such
Limitation Year. The Plan Administrator must make this
determination on a reasonable and uniform basis for all
Participants similarly situated. The Plan Administrator
must reduce the allocation of any Employer contributions
(including any allocation of forfeitures) based on estimated annual Compensation by any Excess Amounts carried over
from prior Limitation Years.
3.09 DETERMINATION BASED ON ACTUAL
COMPENSATION. As soon as is administratively feasible
after the end of the Limitation Year, the Plan Administrator will determine the Maximum Permissible Amount for the
Limitation Year on the basis of the Participant's actual
Compensation for such Limitation Year.
3.10 DISPOSITION OF ALLOCATED EXCESS
AMOUNT. If, because of a reasonable error in estimating a
Participant's actual Limitation Year Compensation, because
of the allocation of forfeitures, because of a reasonable
error in determining a Participant's deferral contributions or because of any other facts and circumstances the Internal
Revenue Service ("Revenue Service") considers to
constitute reasonable error, a Participant receives an
allocation of an Excess Amount for a Limitation Year, the
Plan Administrator will dispose of such Excess Amount as
follows:
(a) The Plan Administrator first will return to the
Participant any Employee contributions (adjusted for
earnings) and then any Participant deferral
contributions (adjusted for earnings) to the extent
necessary to reduce or eliminate the Excess Amount.
(b) If, after the application of Paragraph (a), an
Excess Amount still exists and the Plan covers the
Participant at the end of the Limitation Year, the Plan
Administrator then will use the Excess Amount(s) to
reduce future Employer contributions (including any
allocation of forfeitures) under the Plan for the next
Limitation Year and for each succeeding Limitation
Year, as is necessary, for the Participant. If the
Employer's Plan is a profit sharing plan, a Participant
who is a Highly Compensated Employee may elect to
limit his/her Compensation for allocation purposes to
the extent necessary to reduce his/her allocation for
the Limitation Year to the Maximum Permissible
Amount and to eliminate the Excess Amount.
(c) If, after the application of Paragraph (a), an
Excess Amount still exists and the Plan does not cover
the Participant at the end of the Limitation Year, the
Plan Administrator then will hold the Excess Amount
unallocated in a suspense account. The Plan
Administrator will apply the suspense account to
reduce Employer Contributions (including the
allocation of forfeitures) for all remaining Participants
in the next Limitation Year, and in each succeeding
Limitation Year if necessary. Neither the Employer
nor any Employee may contribute to the Plan for any
Limitation Year in which the Plan is unable to allocate
fully a suspense account maintained pursuant to this
Paragraph (c). Amounts held unallocated in a suspense
account will not share in any allocation of Trust Fund
net income, gain or loss.
(d) The Plan Administrator under Paragraphs (b) or
(c) will not distribute any Excess Amount(s) to
Participants or to former Participants.
[Note: Sections 3.11 through 3.15 apply only to
Participants who, in addition to this Plan, participate in one or more M&P defined contribution plans (including Paired
Plans), welfare benefit funds (as defined in Code ss.419(e)), individual medical accounts (as defined in Code ss.415(l)(2), or simplified employee pension plans (as defined in Code
ss.408(k)) maintained by the Employer and which provide an
Annual Addition during the Limitation Year (collectively
"Code ss.415 aggregated plans").]
3.11 COMBINED PLANS ANNUAL ADDITIONS
LIMITATION. The amount of Annual Additions which the
Plan Administrator may allocate under this Plan to a
Participant's Account for a Limitation Year may not exceed
the Maximum Permissible Amount, reduced by the sum of
any Annual Additions allocated to the Participant's
accounts for the same Limitation Year under the Code ss.415
aggregated plans. If the amount the Employer otherwise
would allocate to the Participant's Account under this Plan
would cause the Annual Additions for the Limitation Year
to exceed this Section 3.11 combined plans limitation, the
Employer will reduce the amount of its allocation to that
Participant's Account in the manner described in Section
3.07, so the Annual Additions under all of the Code ss.415
aggregated plans for the Limitation Year will equal the
Maximum Permissible Amount. If the Plan Administrator
allocates to a Participant an amount attributed to this Plan under Section 3.14 which exceeds this Section 3.11
combined plans limitation, the Plan Administrator must
dispose of the Excess Amount in accordance with Section
3.15 (relating to certain "reasonable errors" and allocation of forfeitures) or, if Section 3.15 does not apply, the Plan
Administrator will dispose of the Excess Amount under
Section 9.12.
3.12 ESTIMATING COMPENSATION. Prior to the
determination of the Participant's actual Compensation for
the Limitation Year, the Plan Administrator may determine
the Section 3.11 combined plans limitation on the basis of
the Participant's estimated annual Compensation for such
Limitation Year. The Plan Administrator will make this
determination on a reasonable and uniform basis for all
Participants similarly situated. The Plan Administrator
must reduce the allocation of any Employer contribution
(including the allocation of Participant forfeitures) based on estimated annual Compensation by any Excess Amounts
carried over from prior years.
3.13 DETERMINATION BASED ON ACTUAL
COMPENSATION. As soon as is administratively feasible
after the end of the Limitation Year, the Plan Administrator will determine the Section 3.11 combined plans limitation
on the basis of the Participant's actual Compensation for
such Limitation Year.
3.14 ORDERING OF ANNUAL ADDITION
ALLOCATIONS. If, because of a reasonable error in
estimating a Participant's actual Limitation Year
Compensation, because of the allocation of forfeitures,
because of a reasonable error in determining a Participant's deferral contributions or because of any other facts and
circumstances the Revenue Service considers to constitute
reasonable error, a Participant's Annual Additions under
this Plan and the Code ss.415 aggregated plans result in an
Excess Amount, such Excess Amount will consist of the
Amounts last allocated. The Plan Administrator will
determine the Amounts last allocated by treating the
Annual Additions attributable to a simplified employee
pension as allocated first, followed by allocation to a
welfare benefit fund or individual medical account,
irrespective of the actual allocation date. If the Plan
Administrator allocates an Excess Amount to a Participant
on an allocation date of this Plan which coincides with an
allocation date of another plan, unless the Employer
specifies otherwise in an Addendum to its Adoption
Agreement, the Excess Amount attributed to this Plan will
equal the product of:
(a) the total Excess Amount allocated as of such
date, multiplied by
(b) the ratio of (i) the Annual Additions allocated to
the Participant as of such date for the Limitation
Year under the Plan to (ii) the total Annual
Additions allocated to the Participant as of such
date for the Limitation Year under this Plan and
the Code ss.415 aggregated plans.
3.15 DISPOSITION OF ALLOCATED EXCESS
AMOUNT ATTRIBUTABLE TO PLAN. The Plan
Administrator will dispose of any allocated Excess
Amounts described in and attributed to this Plan under
Section 3.14 as provided in Section 3.10 or, as applicable
under Section 9.12.
[Note: Section 3.16 applies only to Participants who,
in addition to this Plan, participate in one or more qualified defined contribution plans maintained by the Employer
during the Limitation Year, but which are not M&P plans
described in Sections 3.11 through 3.15.]
3.16 OTHER DEFINED CONTRIBUTION PLANS
LIMITATION. If a Participant is a participant in another
defined contribution plan maintained by the Employer, but
which plan is not an M&P plan described in Sections 3.11
through 3.15, the Plan Administrator must limit the
allocation to the Participant of Annual Additions under this
Plan as provided in Sections 3.11 through 3.15, as though
the other defined contribution plan were an M&P plan,
unless the Employer specifies otherwise in an Addendum to
its Adoption Agreement.
3.17 DEFINED BENEFIT PLAN LIMITATION. If
the Employer maintains a defined benefit plan, or has ever
maintained a defined benefit plan which the Employer has
terminated, then the sum of the defined benefit plan
fraction and the defined contribution plan fraction for any
Participant for any Limitation Year beginning before
January 1, 2000, must not exceed 1.0. The 1.0 limitation of
the immediately preceding sentence does not apply for
Limitation Years beginning after December 31, 1999,
unless the Employer in Appendix B to its Adoption
Agreement specifies a later effective date. To the extent
necessary to satisfy the 1.0 limitation, if the Employer still maintains the defined benefit plan as an active plan, the
Employer in its Adoption Agreement Appendix B will elect
whether to reduce the Participant's projected annual benefit under the defined benefit plan under which the Participant
participates, or to reduce its contribution or allocation on behalf of the Participant to the defined contribution plan(s)
under which the Participant participates. If the Employer
has frozen or terminated the defined benefit plan, the
Employer will reduce its contribution or allocation on
behalf of the Participant to the defined contribution plan(s)
under which the Participant participates. The Employer
must provide in Appendix B to its Adoption Agreement the
manner in which the Plan will satisfy the top-heavy
requirements of Code ss.416 after taking into account the
existence (or prior maintenance) of the defined benefit
plan.
3.18 DEFINITIONS - ARTICLE III. For purposes of
Article III:
(a) "Annual Additions" means the sum of the
following amounts allocated to a Participant's Account
for a Limitation Year: (i) all Employer contributions
(including Participant deferral contributions); (ii) all
forfeitures; (iii) all Employee contributions; (iv)
Excess Amounts reapplied to reduce Employer
contributions under Section 3.10 or Section 3.15; (v)
amounts allocated after March 31, 1984, to an
individual medical account (as defined in Code
ss.415(l)(2)) included as part of a pension or annuity
plan maintained by the Employer; (vi) contributions
paid or accrued after December 31, 1985, for taxable
years ending after December 31, 1985, attributable to
post-retirement medical benefits allocated to the
separate account of a key-employee (as defined in
Code ss.419A(d)(3)) under a welfare benefit fund (as
defined in Code ss.419(e)) maintained by the Employer;
(vii) amounts allocated under a Simplified Employee
Pension Plan; and (viii) corrected excess contributions
described in Code ss.401(k) and corrected excess
aggregate contributions described in Code ss.401(m).
Excess deferrals described in Code ss.402(g), which the
Plan Administrator corrects by distribution by April
15 of the following calendar year, are not Annual
Additions.
(b) "Compensation" for purposes of applying the
limitations of Part 2 of this Article III, means
Compensation as defined in Section 1.07, except, for
Limitation Years beginning after December 31, 1997,
Compensation includes Elective Contributions,
irrespective of whether the Employer has elected to
include these amounts as Compensation under Section
1.07 of its Adoption Agreement and any exclusion the
Employer has elected in Section 1.07 of the Adoption
Agreement does not apply.
(c) "Employer" means the Employer and any Related
Employer. Solely for purposes of applying the
limitations of Part 2 of this Article III, the Plan
Administrator will determine Related Employer by
modifying Code ss.ss.414(b) and (c) in accordance with
Code ss.415(h).
(d) "Excess Amount" means the excess of the
Participant's Annual Additions for the Limitation Year
over the Maximum Permissible Amount.
(e) "Limitation Year" means the period the Employer
elects in its Adoption Agreement Section 1.24. All
qualified plans of the Employer must use the same
Limitation Year. If the Employer amends the
Limitation Year to a different 12-consecutive month
period, the new Limitation Year must begin on a date
within the Limitation Year for which the Employer
makes the amendment, creating a short Limitation
Year.
(f) "M&P Plan" means a prototype plan the form of
which is the subject of a favorable opinion letter (or
prior to Revenue Procedure 2000-20, a favorable
notification or favorable opinion letter) from the
Revenue Service.
(g) "Maximum Permissible Amount" means the
lesser of: (i) $30,000 (or, if greater, the $30,000
amount as adjusted under Code ss.415(d)), or (ii) 25%
of the Participant's Compensation for the Limitation
Year. If there is a short Limitation Year because of a
change in Limitation Year, the Plan Administrator will
multiply the $30,000 (or adjusted) limitation by the
following fraction:
Number of months in the short Limitation Year
12
The 25% limitation does not apply to any contribution for medical benefits within the meaning of Code ss.401(h) or Code ss.419A(f)(2) which otherwise is an Annual Addition.
(h) "Defined contribution plan" means a retirement plan which provides for an individual account for each participant and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which the plan may allocate to such participant's account. The
Plan Administrator must treat all defined contribution plans (whether or not terminated) maintained by the Employer as a single plan. Solely for purposes of the limitations of Part 2 of this Article III, employee contributions made to a defined benefit plan maintained by the Employer is a separate defined contribution plan. The Plan Administrator also will treat as a defined contribution plan an individual medical account (as defined in Code ss.415(l)(2)) included as part of a defined benefit plan maintained by the Employer and, for taxable years ending after December 31, 1985, a welfare benefit fund under Code ss.419(e) maintained by the Employer to the extent there are post-retirement medical benefits allocated to the separate account of a key employee
(as defined in Code ss.419A(d)(3)).
(i) "Defined benefit plan" means a retirement plan which does not provide for individual accounts for Employer contributions. All defined benefit plans
(whether or not terminated) maintained by the Employer are a single plan.
[Note: The definitions in Paragraphs (j), (k) and (l) apply only if the limitation described in Section 3.17 applies to the Plan.]
(j) "Defined benefit plan fraction" means the following fraction:
Projected annual benefit of the Participant under the defined benefit plan(s)
The lesser of: (i) 125% (subject to the "100% limitation" in Paragraph (l)) of the dollar limitation in effect under Code ss.415(b)(1)(A) for the Limitation Year, or
(ii) 140% of the Participant's average Compensation for his/her high three (3) consecutive Years of Service
To determine the denominator of this fraction, the Plan Administrator will make any adjustment required under Code ss.415(b) and will determine a Year of Service, unless the Employer provides otherwise in an Addendum to its Adoption Agreement, as a Plan Year in which the Employee completed at least 1,000 Hours of Service. The
"projected annual benefit" is the annual retirement benefit
(adjusted to an actuarially equivalent straight life annuity if the defined benefit plan expresses such benefit in a form other than a straight life annuity or qualified joint and survivor annuity) of the Participant under the terms of the defined benefit plan on the assumptions he/she continues employment until his/her normal retirement age (or current age, if later) as stated in the defined benefit plan, his/her compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of his/her normal retirement age and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.
Current Accrued Benefit. If the Participant accrued benefits in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the dollar limitation used in the denominator of this fraction will not be less than the Participant's Current Accrued
Benefit. A Participant's Current Accrued Benefit is the sum of the annual benefits under such defined benefit plans which the Participant had accrued as of the end of the 1986
Limitation Year (the last Limitation Year beginning before
January 1, 1987), determined without regard to any change in the terms or conditions of the defined benefit plan made after May 5, 1986, and without regard to any cost of living adjustment occurring after May 5, 1986. This Current
Accrued Benefit rule applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code ss.415 as in effect at the end of the 1986 Limitation Year.
(k) "Defined contribution plan fraction" means the following fraction:
The sum, as of the close of the Limitation Year, of the Annual Additions for all Limitation Years to the Participant's Account under the defined contribution plan(s)
The sum of the lesser of the following amounts determined for the Limitation Year and for each prior Limitation Year of service with the Employer: (i) 125%
(subject to the "100% limitation" in Paragraph (l)) of the dollar limitation in effect under Code ss.415(c)(1)(A) for the Limitation Year
(determined without regard to the special dollar limitations for employee stock ownership plans), or
(ii) 35% of the Participant's Compensation for the Limitation Year
For purposes of determining the defined contribution plan fraction, the Plan Administrator will not recompute Annual
Additions in Limitation Years beginning prior to January 1,
1987, to treat all Employee contributions as Annual
Additions. If the Plan satisfied Code ss.415 for Limitation
Years beginning prior to January 1, 1987, the Plan
Administrator will redetermine the defined contribution plan fraction and the defined benefit plan fraction as of the end of the 1986 Limitation Year, in accordance with this
Section 3.18. If the sum of the redetermined fractions exceeds 1.0, the Plan Administrator will subtract permanently from the numerator of the defined contribution plan fraction an amount equal to the product of: (1) the excess of the sum of the fractions over 1.0, times (2) the denominator of the defined contribution plan fraction. In making the adjustment, the Plan Administrator must disregard any accrued benefit under the defined benefit plan which is in excess of the Current Accrued Benefit.
This Plan continues any transitional rules applicable to the determination of the defined contribution plan fraction under the Plan as of the end of the 1986 Limitation Year.
(l) "100% limitation" means the limitation in Code ss.416(h) which applies if the plan is top-heavy. If the 100% limitation applies, the Plan Administrator must determine the denominator of the defined benefit plan fraction and the denominator of the defined contribution plan fraction by substituting 100% for 125%. If this Plan is a Standardized Plan, the 100% limitation applies in all Limitation Years, unless the Employer specifies otherwise in an Addendum to its Adoption Agreement. If the Employer overrides the
100% limitation under a Standardized Plan, the Employer must specify in its Addendum the manner in which the Plan satisfies the extra minimum benefit requirement of Code ss.416(h) and the 100% limitation must continue to apply if the Plan's top-heavy ratio exceeds 90%. If this Plan is a Nonstandardized Plan, the 100% limitation applies only if: (i) the Plan's top-heavy ratio exceeds 90%; or (ii) the Plan's top-heavy ratio is greater than 60%, and the Employer does not specify in its Adoption Agreement to provide extra minimum benefits which satisfy Code ss.416(h)(2).
ARTICLE IV
PARTICIPANT CONTRIBUTIONS
4.01 PARTICIPANT CONTRIBUTIONS. For
purposes of this Article IV, Participant contributions means all Employee contributions described in Section 4.02, deductible Participant contributions described in Section
4.03 ("DECs") and rollover contributions described Section
4.04.
4.02 EMPLOYEE CONTRIBUTIONS. An Employee contribution is a nondeductible contribution which a Participant makes to the Trust as permitted under this
Section 4.02. A deferral contribution made by a Participant under a 401(k) arrangement is not an Employee contribution. Employee contributions must satisfy the nondiscrimination requirements of Code ss.401(m). See
Section 14.09. An Employer must elect in its Adoption
Agreement whether to permit Employee contributions. If the Employer elects to permit Employee contributions, the Employer also must specify in its Adoption Agreement any conditions or limitations which may apply to Employee contributions. If the Employer permits Employee contributions, the Employer operationally will determine if a Participant will make Employee contributions through payroll deduction or by other means.
The Employer must elect in its Adoption Agreement whether the Employer will make matching contributions with respect to any Employee contributions and any conditions or limitations which may apply to those matching contributions. Any matching contribution must satisfy the nondiscrimination requirements of Code ss.401(m). See Section 14.09.
4.03 DECs. A DEC is a deductible Participant contribution made to the Plan for a taxable year commencing prior to 1987. If a Participant has made DECs to the Plan, the Plan Administrator must maintain a separate Account for the Participant's DECs as adjusted for earnings, including DECs which are part of a rollover contribution described in Section 4.04. The DECs Account is part of the Participant's Account for all purposes of the Plan, except for purposes of determining the top-heavy ratio under Article XII. The Plan Administrator may not use a Participant's DECs Account to purchase life insurance on the Participant's behalf.
4.04 ROLLOVER CONTRIBUTIONS. A rollover
contribution is an amount of cash or property which the Code permits an eligible Employee or Participant to transfer directly or indirectly to this Plan from another qualified plan. A rollover contribution excludes Employee contributions, as adjusted for earnings. An Employer operationally and on a nondiscriminatory basis, may elect to permit or not to permit rollover contributions to this Plan or may elect to limit an eligible Employee's right or a Participant's right to make a rollover contribution. If an Employer permits rollover contributions, any Participant
(or as applicable, any eligible Employee), with the Employer's written consent and after filing with the Trustee the form prescribed by the Plan Administrator, may make a rollover contribution to the Trust. Before accepting a rollover contribution, the Trustee may require a Participant
(or eligible Employee) to furnish satisfactory evidence the proposed transfer is in fact a "rollover contribution" which the Code permits an employee to make to a qualified plan.
The Trustee, in its sole discretion, may decline to accept a rollover contribution of property which could: (1) generate unrelated business taxable income; (2) create difficulty or undue expense in storage, safekeeping or valuation; or (3) create other practical problems for the Trust. A rollover contribution is not an Annual Addition under Part 2 of
Article III.
If an eligible Employee makes a rollover contribution to the Trust prior to satisfying the Plan's eligibility conditions, the Plan Administrator and Trustee must treat the Employee as a limited Participant (as described in Rev.
Rul. 96-48 or in any successor ruling). A limited
Participant does not share in the Plan's allocation of Employer contributions nor Participant forfeitures and may not make deferral contributions if the Plan includes a 401(k) arrangement until he/she actually becomes a Participant in the Plan. If a limited Participant has a Separation from Service prior to becoming a Participant in the Plan, the Trustee will distribute his/her rollover contributions Account to him/her in accordance with
Article VI as if it were an Employer contributions Account.
4.05 PARTICIPANT CONTRIBUTIONS -
VESTING. A Participant's Participant contributions
Account is, at all times, 100% Vested.
4.06 PARTICIPANT CONTRIBUTIONS -
DISTRIBUTION. Subject to any contrary Employer election in its Adoption Agreement Appendix A, an Employee, after attaining age 70 1/2 may elect to receive distribution prior to Separation from Service ("in-service distribution") of all or any part of his/her Participant contributions Account. The Employer in its Adoption
Agreement Section 6.01 must elect the additional in-service distribution election rights, if any, a Participant has with respect to his/her Participant contributions Account. For purposes of the Employer's Adoption Agreement elections regarding in-service distribution of Participant contributions, a Participant's Employee contributions also includes DECs. A Participant will not incur a forfeiture of any Account under the Plan solely as a result of the distribution of his/her Participant contributions.
The Trustee, following a Participant's Separation from
Service, will distribute to the Participant his/her Participant contributions Account in accordance with Article VI in the same manner as the Trustee distributes the Participant's
Employer contributions Account.
4.07 PARTICIPANT CONTRIBUTIONS -
INVESTMENT AND ACCOUNTING. The Plan
Administrator must maintain a separate Account in the name of each Participant to reflect his/her Participant contributions (including, if applicable, the different types of Participant contributions), as adjusted for earnings. The
Trustee will invest all Participant contributions as part of the Trust Fund.
ARTICLE V
VESTING
5.01 NORMAL/EARLY RETIREMENT AGE. The
Employer in its Adoption Agreement must specify the Plan's Normal Retirement Age. An Employer in its
Adoption Agreement may specify an Early Retirement
Age. A Participant's Account Balance derived from
Employer contributions is 100% Vested upon and after his/her attaining Normal Retirement Age (or if applicable, Early Retirement Age) if the Participant is employed by the Employer on or after that date.
5.02 PARTICIPANT DEATH OR DISABILITY.
Unless the Employer elects otherwise in its Adoption
Agreement, a Participant's Account Balance derived from
Employer contributions is 100% Vested if the Participant's
Separation from Service is a result of his/her death or his/her Disability.
5.03 VESTING SCHEDULE. Except as provided in
Sections 5.01 and 5.02, for each Year of Service as described in Section 5.06, a Participant's Vested percentage of his/her Account Balance derived from Employer contributions equals the percentage under the vesting schedule the Employer has elected in its Adoption
Agreement.
For purposes of Adoption Agreement Section 5.03,
"6-year graded," "3-year cliff," "7-year graded" or "5-year cliff" means an Employee's Vested percentage, based on each included Year of Service, under the following applicable schedule:
6-year graded 7-year graded
0-1 year / 0% 0-2 years / 0%
2 years / 20% 3 years / 20%
3 years / 40% 4 years / 40%
4 years / 60% 5 years / 60%
5 years / 80% 6 years / 80%
6 years / 100% 7 years / 100%
3-year cliff 5-year cliff
0-2 years / 0% 0-4 years / 0%
3 years / 100% 5 years / 100%
(A) "Grossed-Up" Vesting Formula. If the Trustee makes a distribution (other than a cash-out distribution described in Section 5.04) to a partially-Vested Participant, and the Participant has not incurred a Forfeiture Break in Service at the relevant time, the provisions of this Section
5.03(A) apply to the Participant's Account Balance. At any relevant time following the distribution, the Plan
Administrator will determine the Participant's Vested
Account Balance derived from Employer contributions in accordance with the following formula: P(AB + D) - D.
To apply this formula, "P" is the Participant's current vesting percentage at the relevant time, "AB" is the Participant's Employer-derived Account Balance at the relevant time and "D" is the amount of the earlier distribution. If, under a restated Plan, the Plan has made distribution to a partially-Vested Participant prior to its restated Effective Date and is unable to apply the cash-out provisions of Section 5.04 to that prior distribution, this special vesting formula also applies to that Participant's remaining Account Balance. The Employer, in an
Addendum to its Adoption Agreement, may elect to modify this formula to read as follows: P(AB + (R x D)) - (R x D).
For purposes of this alternative formula, "R" is the ratio of "AB" to the Participant's Employer-derived Account
Balance immediately following the earlier distribution.
(B) Special Vesting Elections. The Employer in its
Adoption Agreement may elect other specified vesting provisions which are consistent with Code ss.411 and applicable Treasury regulations.
5.04 CASH-OUT DISTRIBUTIONS TO
PARTIALLY-VESTED PARTICIPANTS/
RESTORATION OF FORFEITED ACCOUNT
BALANCE. If, pursuant to Article VI, a partially-Vested
Participant receives a cash-out distribution before he/she incurs a Forfeiture Break in Service, the Participant will incur an immediate forfeiture of the non-Vested portion of his/her Account Balance. If a partially-Vested Participant's
Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which he/she otherwise would incur a forfeiture by reason of a cash-out distribution, the Plan Administrator will apply the cash-out forfeiture rule as if the partially-Vested
Participant received a cash-out distribution on the first day of the immediately following Plan Year. A partially-Vested
Participant is a Participant whose Vested percentage determined under Section 5.03 is more than 0% but is less than 100%. A cash-out distribution is a distribution to the Participant (whether involuntary or with required consent as described in Article VI), of his/her entire Vested
Account Balance due to the Participant's Separation from Service.
(A) Forfeiture Restoration and Conditions for
Restoration. A partially-Vested Participant re-employed by the Employer after receiving a cash-out distribution of the Vested percentage of his/her Account Balance may repay to the Trust the entire amount of the cash-out distribution attributable to Employer contributions without any adjustment for gains and losses, unless the Participant no longer has a right to restoration under this Section
5.04(A). If a re-employed Participant repays his/her cash-out distribution, the Plan Administrator, subject to the conditions of this Section 5.04(A), must restore the Participant's Account Balance attributable to Employer contributions to the same dollar amount as the dollar amount of his/her Account Balance on the Accounting
Date, or other valuation date, immediately preceding the date of the cash-out distribution, unadjusted for any gains or losses occurring subsequent to that Accounting Date, or other valuation date. Restoration of the Participant's
Account Balance includes restoration of all Protected
Benefits with respect to that restored Account Balance, in accordance with applicable Treasury regulations. The Plan
Administrator will not restore a re-employed Participant's
Account Balance under this Section 5.04 (A) if:
(1) 5 years have elapsed since the Participant's first re-employment date with the Employer following the cash-out distribution;
(2) The Participant is not in the Employer's Service on the date the Participant repays his/her cash-out distribution; or
(3) The Participant has incurred a Forfeiture Break in
Service. This condition also applies if the Participant makes repayment within the Plan Year in which he/she incurs the Forfeiture Break in Service and that Forfeiture Break in Service would result in a complete forfeiture of the amount the Plan Administrator otherwise would restore.
(B) Time and Method of Forfeiture Restoration. If none of the conditions in Section 5.04(A) preventing restoration of the Participant's Account Balance applies, the Plan
Administrator will restore the Participant's Account
Balance as of the Plan Year Accounting Date coincident with or immediately following the repayment. To restore the Participant's Account Balance, the Plan Administrator, to the extent necessary, will allocate to the Participant's
Account:
(1) First, the amount, if any, of Participant forfeitures the Plan Administrator otherwise would allocate under
Section 3.05;
(2) Second, the amount, if any, of the Trust Fund net income or gain for the Plan Year; and
(3) Third, the Employer contribution for the Plan
Year to the extent made under a discretionary formula.
In an Addendum to its Adoption Agreement, the Employer may eliminate as a means of restoration any of the amounts described in clauses (1), (2) and (3) or may change the order of priority of these amounts. To the extent the amounts described in clauses (1), (2) and (3) are insufficient to enable the Plan Administrator to make the required restoration, the Employer must contribute, without regard to any requirement or condition of Article III, the additional amount necessary to enable the Plan
Administrator to make the required restoration. If, for a particular Plan Year, the Plan Administrator must restore the Account Balance of more than one re-employed
Participant, the Plan Administrator will make the restoration allocations from the amounts described in clauses (1), (2) and (3) to each such Participant's Account in the same proportion that a Participant's restored amount for the Plan Year bears to the restored amount for the Plan
Year of all re-employed Participants. A cash-out restoration allocation is not an Annual Addition under Part
2 of Article III.
(C) Deemed Cash-out of 0% Vested Participant. Except as the Employer may provide in an Addendum to its Adoption Agreement, the deemed cash-out rule of this
Section 5.04(C) applies to any 0% Vested Participant. A
"0% Vested Participant" is a Participant whose Account
Balance derived from Employer contributions is entirely forfeitable at the time of his/her Separation from Service. If a 0% Vested Participant's Account is not entitled to an allocation of Employer contributions for the Plan Year in which the Participant has a Separation from Service, the Plan Administrator will apply the deemed cash-out rule as if the 0% Vested Participant received a cash-out distribution on the date of the Participant's Separation from Service. If a 0% Vested Participant's Account is entitled to an allocation of Employer contributions or Participant forfeitures for the Plan Year in which the Participant has a Separation from Service, the Plan Administrator will apply the deemed cash-out rule as if the 0% Vested Participant received a cash-out distribution on the first day of the first
Plan Year beginning after his/her Separation from Service.
For purposes of applying the restoration provisions of this
Section 5.04, the Plan Administrator will treat a reemployed
0% Vested Participant as repaying his/her cash-out "distribution" on the date of the Participant's re-employment with the Employer.
5.05 ACCOUNTING FOR CASH-OUT
REPAYMENT. As soon as is administratively practicable, the Plan Administrator will credit to the Participant's
Account the cash-out amount a Participant has repaid to the Plan. Pending the restoration of the Participant's Account
Balance, the Plan Administrator under Section 9.08(B) may direct the Trustee to place the Participant's cash-out repayment in a temporary segregated investment Account.
Unless the cash-out repayment qualifies as a Participant rollover contribution, the Plan Administrator will direct the Trustee to repay to the Participant as soon as is administratively practicable, the full amount of the Participant's cash-out repayment if the Plan Administrator determines any of the conditions of Section 5.04(A) prevents restoration as of the applicable Accounting Date, notwithstanding the Participant's repayment.
5.06 YEAR OF SERVICE - VESTING. For purposes of determining a Participant's vesting under Section 5.03, "Year of Service" means the 12-consecutive month vesting computation period the Employer elects in its Adoption
Agreement during which an Employee completes the number of Hours of Service (not exceeding 1,000) specified in the Adoption Agreement or, if the Plan applies the Elapsed Time Method of crediting Vesting Service, the vesting computation period for which the Employee receives credit for a Year of Service under the Service crediting rules of Section 1.15(D). A Year of Service includes any Year of Service completed prior to the Effective Date of the Plan, except as provided in Section
5.08.
5.07 BREAK IN SERVICE AND FORFEITURE
BREAK IN SERVICE - VESTING. For purposes of this
Article V, a Participant incurs a "Break in Service" if during any vesting computation period he/she does not complete more than 500 Hours of Service or, if the Plan applies the Elapsed Time Method of crediting Service, the Participant has a Period of Severance of at least 12 consecutive months. If, pursuant to Section 5.06, the Plan does not require more than 500 Hours of Service to receive credit for a Year of Service, a Participant incurs a Break in Service in a vesting computation period in which he/she fails to complete a Year of Service. A Participant incurs a Forfeiture Break in Service when he/she incurs 5 consecutive Breaks in Service. The Plan does not apply the Break in Service (one year hold-out) rule for vesting under Code ss.411(a)(6)(B). Therefore, an Employee need not complete a Year of Service after a Break in Service before the Plan takes into account the Employee's otherwise includible pre-Break Years of Service under this Article V.
5.08 INCLUDED YEARS OF SERVICE - VESTING.
For purposes of determining "Years of Service" under
Section 5.06, the Plan takes into account all Years of Service an Employee completes with the Employer except:
(a) For the sole purpose of determining a Participant's Vested percentage of his/her Account
Balance derived from Employer contributions which accrued for his/her benefit prior to a Forfeiture Break in Service or receipt of a cash-out distribution, the Plan disregards any Year of Service after the Participant first incurs a Forfeiture Break in Service or receives a cash-out distribution (except where the Plan
Administrator restores the Participant's Account under
Section 5.04(A)).
(b) Consistent with Code ss.411(a)(4), any Year of Service the Employer elects to exclude under its Adoption Agreement.
5.09 FORFEITURE OCCURS. A Participant's
forfeiture of his/her non-Vested Account Balance derived from Employer contributions occurs under the Plan on the earlier of:
(a) The last day of the vesting computation period in which the Participant first incurs a Forfeiture Break in Service; or
(b) The date the Participant receives a cash-out distribution.
The Plan Administrator determines the percentage of a Participant's Account Balance forfeiture, if any, under this
Section 5.09 solely by reference to the vesting schedule the Employer elected in its Adoption Agreement. A Participant does not forfeit any portion of his/her Account Balance for any other reason or cause except as expressly provided by this Section 5.09 or as provided under Section 9.11.
5.10 RULE OF PARITY - VESTING. The Employer may elect in its Adoption Agreement to apply the "rule of parity" under Code ss.411(a)(6)(D) for purposes of determining vesting Years of Service. Under the rule of parity, the Plan Administrator excludes a Participant's
Years of Service before a Break in Service if: (a) the number of the Participant's consecutive Breaks in Service equals or exceeds 5; and (b) the Participant is 0% Vested in his/her Account Balance derived from Employer contributions at the time he/she has the Breaks in Service.
5.11 AMENDMENT TO VESTING SCHEDULE.
The Employer under Section 13.02 may amend the Plan's vesting schedule(s) under Section 5.03 at any time.
However, the Plan Administrator will not apply the amended vesting schedule to reduce any Participant's existing Vested percentage (determined on the later of the date the Employer adopts the amendment, or the date the amendment becomes effective) in the Participant's existing and future Account Balance attributable to Employer contributions, to a percentage less than the Vested percentage computed under the Plan without regard to the amendment. Furthermore, an amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one Hour of Service after the new vesting schedule becomes effective.
If the Employer amends the Plan's vesting schedule, each Participant having completed at least 3 Years of Service (as described in Section 5.06) with the Employer prior to the expiration of the election period described below, may irrevocably elect to have the Plan
Administrator determine the Vested percentage of his/her
Account Balance without regard to the amendment. The
Participant must file his/her election with the Plan
Administrator within 60 days of the latest of: (a) the Employer's adoption of the amendment; (b) the effective date of the amendment; or (c) the Participant's receipt of a copy of the amendment. The Plan Administrator, as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with a written explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the pre-amendment vesting schedule and notice of the time within which the Participant must make an election to remain under the preamendment vesting schedule. The election described in this
Section 5.11 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at any time as the vesting schedule in effect prior to the amendment. For purposes of this Section 5.11, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Vested percentage of a Participant's
Account Balance. Furthermore, any shift in the Plan's vesting schedule under Article XII, due to a change in the Plan's top-heavy status, is an amendment to the vesting schedule for purposes of this Section 5.11.
5.12 DEFERRAL CONTRIBUTIONS TAKEN INTO
ACCOUNT. If the Plan includes a 401(k) arrangement, the vesting rules described in Article V must take into account a Participant's deferral contributions for purposes of determining: (1) if a Participant's distribution is of his/her entire Vested Account balance as required for a cash-out distribution under Section 5.04; (2) if a Participant repays the entire amount of a prior cash-out distribution so the Participant is entitled to restoration under Section 5.04(A);
and (3) if a Participant is 0% vested under Section 5.04(C) and under Section 5.10.
ARTICLE VI
DISTRIBUTIONS
6.01 TIMING OF DISTRIBUTION. The Plan
Administrator will direct the Trustee to commence distribution of a Participant's Vested Account Balance in accordance with this Section 6.01 upon the Participant's
Separation from Service for any reason, or if the Participant exercises an in-Service distribution right under the Plan.
The Trustee may make Plan distributions on any administratively practicable date during the Plan Year, consistent with the Employer's elections in its Adoption
Agreement.
(A) Distribution upon Separation from Service (other than death).
(1) Participant's Vested Account Balance not exceeding $5,000. Upon the Participant's Separation from
Service for any reason other than death, the Plan
Administrator (without any requirement of Participant or spousal consent) will direct the Trustee to distribute the Participant's Vested Account Balance (determined in accordance with Section 6.01(A)(6)) not exceeding $5,000 in a lump sum (without regard to Section 6.04), at the time specified in the Adoption Agreement, but in no event later than the 60th day following the close of the Plan Year in which the later of the following events occur: (a) the Participant attains Normal Retirement Age; or (b) the
Participant Separates from Service.
(2) Participant's Vested Account Balance exceeds $5,000. Upon the Participant's Separation from
Service for any reason other than death, the Plan
Administrator, subject to the Participant's election to postpone distribution under this Section 6.01(A)(2) and the consent requirements of Section 6.01(A)(5), will direct the Trustee to commence distribution of the Participant's
Vested Account Balance (determined in accordance with
Section 6.01(A)(6)) exceeding $5,000, at the time specified in the Adoption Agreement and in a form under Section
6.03 elected by the Participant. Any election under this
Section 6.01(A)(2) is subject to the requirements of Section
6.02 and of Section 6.04.
A Participant eligible to make an election under this
Section 6.01(A)(2) may elect to postpone distribution beyond the time the Employer has elected in its Adoption
Agreement, to any specified date including, but not beyond the Participant's Required Beginning Date, unless the
Employer, in its Adoption Agreement, specifically limits a Participant's right to postpone distribution of his/her
Account Balance to the later of the date the Participant attains age 62 or Normal Retirement Age. The Plan
Administrator will reapply the notice and consent requirements of Section 6.01(A)(4) and Section 6.01(A)(5) to any distribution postponed under this Section 6.01(A)(2).
In the absence of a Participant's consent and distribution election (as described in Section 6.01(A)(5)) or in the absence of the Participant's election to postpone distribution prior to his/her annuity starting date, the Plan
Administrator, consistent with the Employer's elections in its Adoption Agreement, will treat the Participant as having elected to postpone his/her distribution until the 60th day following the close of the Plan Year in which the latest of the following events occurs: (a) the Participant attains
Normal Retirement Age; (b) the Participant attains age 62;
or (c) the Participant Separates from Service. At the applicable date, the Plan Administrator then will direct the Trustee to distribute the Participant's Vested Account
Balance in a lump sum (or, if applicable, the annuity form of distribution required under Section 6.04).
(3) Disability. If the Participant's Separation from
Service is because of his/her Disability, the Plan
Administrator will direct the Trustee to pay the Participant's Vested Account Balance in the same manner as if the Participant had incurred a Separation from Service without Disability.
(4) Distribution notice/annuity starting date. At least 30 days and not more than 90 days prior to the Participant's annuity starting date, the Plan Administrator must provide a written notice (or a summary notice as permitted under Treasury regulations) to a Participant who is eligible to make an election under Section 6.01(A)(2)
("distribution notice"). The distribution notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to postpone distribution until the applicable date described in Section 6.01(A)(2). For all purposes of this Article VI, the term "annuity starting date" means the first day of the first period for which the Plan pays an amount as an annuity or in any other form but in no event is the "annuity starting date" earlier than a Participant's Separation from Service.
(5) Consent requirements/Participant
distribution election. A Participant must consent, in writing, following receipt of the distribution notice, to any distribution under this Section 6.01, if at the time of the distribution to the Participant, the Participant's Vested
Account Balance exceeds $5,000 and the Participant has not attained the later of Normal Retirement Age or age 62.
Accounts which are distributable prior to the foregoing applicable age are "immediately distributable."
Furthermore, the Participant's spouse also must consent, in writing, to any distribution, for which Section 6.04 requires the spouse's consent. The Participant may reconsider his/her distribution election at any time prior to the annuity starting date and elect to commence distribution as of any other distribution date permitted under the Plan or under the Adoption Agreement. A Participant may elect to receive distribution at any administratively practicable time which is earlier than 30 days following the Participant's receipt of the distribution notice, by waiving in writing the balance of the 30 days. However, if the requirements of
Section 6.04 apply, the Participant may not elect to commence distribution less than 7 days following the Participant's receipt of the distribution notice. The consent requirements of this Section 6.01(A)(5) do not apply with respect to defaulted loans described in Section 10.03(E).
(6) Determination of Vested Account Balance.
For purposes of the consent requirements under this Article
VI, the Plan Administrator determines a Participant's
Vested Account Balance as of the most recent valuation date immediately prior to the distribution date, and takes into account the Participant's entire Account, including deferral contributions. The Plan Administrator in determining the Participant's Vested Account Balance at the relevant time, will disregard a Participant's Vested
Account Balance existing on any prior date, except as the Code otherwise may require.
(7) Consent to cash-out/forfeiture. If a Participant is partially-Vested in his/her Account Balance, a Participant's election under Section 6.01(A)(2) to receive distribution prior to the Participant's incurring a Forfeiture
Break in Service, must be in the form of a cash-out distribution as defined in Section 5.04.
(8) Return to employment. A Participant may not receive a distribution by reason of Separation from Service, or continue any installment distribution based on a prior
Separation from Service, if, prior to the time the Trustee actually makes the distribution, the Participant returns to employment with the Employer.
(B) Distribution upon Death. In the event of the Participant's Separation from Service on account of death, the Plan Administrator will direct the Trustee, in accordance with this Section 6.01(B) and subject to Section
6.02(D), to distribute to the Participant's Beneficiary the Participant's Vested Account Balance remaining in the
Trust at the time of the Participant's death.
The Plan Administrator, subject to the requirements of Sections 6.04 and 6.02(D) or to a Beneficiary's written election (if authorized by the next paragraph of this Section
6.01(B)), must direct the Trustee to distribute or commence distribution of the deceased Participant's Vested Account
Balance, as soon as administratively practicable following the Participant's death or, if later, the date on which the Plan Administrator receives notification of, or otherwise confirms, the Participant's death. If the Participant's Vested
Account Balance determined in accordance with Section
6.01(A)(6) does not exceed $5,000, the Trustee will distribute the balance in a lump sum without regard to
Section 6.04. If the Participant's Vested Account Balance exceeds $5,000, the Trustee will distribute the balance subject to Section 6.02(D).
If the Participant's death benefit is payable in full to the Participant's surviving spouse, the surviving spouse may elect distribution at any time and in any form (except a joint and survivor annuity) the Plan would permit a Participant to elect upon Separation from Service. The
Participant, on a form prescribed by the Plan Administrator, may (subject to the requirements of Section 6.04) elect the payment method or the payment term or both, which will apply to any Beneficiary, including his/her surviving spouse. The Participant's election may limit any Beneficiary's right to increase the frequency or the amount of any payments. Any payment term elected by the Participant must not exceed the payment term the Code otherwise would permit the Beneficiary to elect upon the Participant's death.
(C) In-Service Distribution. The Employer must elect in its Adoption Agreement the distribution election rights, if any, a Participant has prior to his/her Separation from Service ("in-service distribution"). Subject to any contrary
Employer election in Appendix A to its Adoption
Agreement, a Participant upon attaining age 70 1/2, until he/she incurs a Separation from Service, has a continuing election to receive all or any portion of his/her Account
Balance, including Employer contributions and Participant contributions. If the Employer elects in its Adoption
Agreement additional in-service distribution of any Employer contribution (including deferral contributions), the Employer in its Adoption Agreement must specify events or conditions, if any, applicable to such in-service distributions. For special requirements regarding hardship distributions, see Section 6.09. The Employer also must elect in its Adoption Agreement the additional in-service distribution rights, if any, a Participant has with respect to Participant contributions as defined in Section 4.01. If a Participant receives an in-service distribution as to a partially-Vested Account, and the Participant has not incurred a Forfeiture Break in Service, the Plan
Administrator will apply the vesting provisions of Section
5.03(A).
A Participant must make any permitted in-service distribution election under this Section 6.01(C) in writing and on a form prescribed by the Plan Administrator which specifies the percentage or dollar amount of the distribution and the Participant's Plan Account (Employer contributions or Participant contributions and type) to which the election applies. If the Plan permits in-service distributions, a Participant only may elect to receive one in-service distribution per Plan Year under this Section 6.01(C) unless the election form prescribed by the Plan Administrator provides for more frequent distributions. The Trustee, as directed by the Plan Administrator and subject to Sections
6.01(A)(4), 6.01(A)(5) and 6.04, will distribute the
amount(s) a Participant elects in single sum, as soon as administratively practicable after the Participant files his/her in-service distribution election with the Plan
Administrator. The Trustee will distribute the Participant's remaining Account Balance in accordance with the other provisions of this Article VI.
The Trustee, prior to a Participant's Normal
Retirement Age or Disability may not make any in-service distribution to the Participant with respect to his/her
Account Balance attributable to assets (including post-transfer earnings on those assets) and liabilities transferred, within the meaning of Code ss.414(l), to a profit sharing plan from a money purchase pension plan or from a target benefit plan qualified under Code ss.401(a) (other than any portion of those assets and liabilities attributable to Employee contributions).
6.02 REQUIRED MINIMUM DISTRIBUTIONS.
(A) Priority of Required Minimum Distribution. If any distribution under this Article VI (by Plan provision or by Participant election or nonelection), would commence later than the Participant's required beginning date ("RBD"), the Plan Administrator instead must direct the Trustee to make distribution on the Participant's RBD, subject only to the TEFRA election, if applicable, under Section 6.11. The
Employer in its Adoption Agreement Appendix B may elect to apply a special effective date to the RBD definition or may elect in Appendix A to continue to apply the RBD definition in effect prior to 1997 ("pre-SBJPA RBD"). The
Employer in its Adoption Agreement also may elect to require distribution earlier than the RBD.
(1) RBD  more than 5% owner. A Participant's
RBD is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2 if the Participant is a more than 5% owner (as defined in Code ss.416) with respect to the Plan Year ending in that calendar year. If a Participant is a more than 5% owner at the close of the relevant calendar year, the Participant may not discontinue required minimum distributions notwithstanding the
Participant's subsequent change in ownership status.
(2) RBD non 5% owners. If the Participant is not a more than 5% owner, his/her RBD is the April 1 following the close of the calendar year in which the Participant incurs a Separation from Service or, if later, the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. If a Participant is not a more than 5% owner, his/her pre-SBJPA RBD (if applicable) is April 1 following the close of the calendar year in which the Participant attains age 70 1/2.
(3) Form of distribution. The Trustee will make a required minimum distribution at the Participant's RBD in a lump sum (or, if applicable, the annuity form of distribution required under Section 6.04) unless the Participant, pursuant to the provisions of this Article VI, makes a valid election to receive an alternative form of payment.
(B) Participant Transitional Elections.
(1) Election to discontinue distributions. A
Participant who: (a) is not a more than 5% owner; (b) had attained age 70 1/2 prior to 1997; (c) had commenced prior to 1997 required minimum distributions under the pre-
SBJPA RBD; and (d) has not incurred a Separation from Service, has a continuing election to discontinue receiving distributions from the Plan (which previously were required minimum distributions under the Plan). A Participant who makes an election under this Section 6.02(B)(1) must establish a new annuity starting date when he/she recommences payment of his/her Account Balance under the Plan. A married Participant who is subject to Section
6.04 must obtain spousal consent: (a) to discontinue his/her distributions under this Section 6.04(B)(1) if distributions are in QJSA form; and (b) to recommence benefits in a form other than a QJSA. A Participant may not make any election under this Section 6.02(B)(1) which is inconsistent with any QDRO applicable to the Participant's Account.
(2) Election to postpone distributions. A
Participant who: (a) is not a more than 5% owner; and (b) attained age 70 1/2 after 1996 (or who attained age 70 1/2 in 1996, but who had not commenced his/her required minimum distributions in 1996) may elect under this
Section 6.02(B)(2) to postpone distribution of required minimum distributions until the Participant's RBD established under Section 6.02(A). If the Participant attained age 70 1/2 in 1996, he/she must have elected under this Section 6.02(B)(2) to postpone distributions by December 31, 1997. If the Participant attained age 70 1/2 after 1996, he/she must make the election to postpone distribution under this Section 6.01(B)(2) not later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2.
(3) Election requirements. All Participant elections made under this Section 6.01(B) are subject to and must be consistent with the Employer's RBD elections in its Adoption Agreement Appendices A and B. A
Participant makes his/her election under this Section
6.02(B) in writing on a form prescribed by the Plan
Administrator.
(C) Minimum Distribution Requirements for
Participants. The Plan Administrator may not direct the Trustee to distribute the Participant's Vested Account
Balance, nor may the Participant elect to have the Trustee distribute his/her Vested Account Balance, under a method of payment which, as of the Participant's RBD, does not satisfy the minimum distribution requirements under Code ss.401(a)(9) and the applicable Treasury regulations.
(1) Calculation of amount. The required minimum distribution for a calendar year ("distribution calendar year") equals the Participant's Vested Account Balance as of the latest valuation date preceding the beginning of the distribution calendar year (such valuation date being within the "valuation calendar year") divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his/her designated
Beneficiary (as determined under Article VIII, subject to the requirements of Code ss.401(a)(9)). The Plan
Administrator will increase the Participant's Vested
Account Balance, as determined on the relevant valuation date, for contributions or forfeitures allocated after the valuation date and by December 31 of the valuation calendar year, and will decrease the valuation by distributions made after the valuation date and by December 31 of the valuation calendar year. For purposes of this valuation, any portion of the required minimum distribution for the first distribution calendar year made after the close of that year is a distribution occurring in that first distribution calendar year.
(2) Recalculation. In computing a required minimum distribution, the Plan Administrator must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9.
The Plan Administrator, only upon the Participant's timely election, will compute the required minimum distribution for a distribution calendar year subsequent to the first distribution calendar year by redetermining ("recalculation" of) the Participant's life expectancy or the Participant's and spouse designated Beneficiary's life expectancies as elected. However, the Plan Administrator may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy. A
Participant must elect recalculation under this Section
6.02(C)(2) in writing and on a form the Plan Administrator prescribes, not later than the Participant's RBD.
(3) Minimum distribution incidental benefit
(MDIB). If the Participant's spouse is not his/her designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Plan
Administrator direction) must satisfy the MDIB requirement under Code ss.401(a)(9) for distributions made on or after the Participant's RBD and before the Participant's death. To satisfy the MDIB requirement, the Plan Administrator will compute the Participant's required minimum distribution by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Plan Administrator will compute the minimum distribution required by Section 6.02(D) solely on the basis of the applicable life expectancy factor and will disregard the MDIB factor.
(4) Payment due date. The required minimum distribution for the first distribution calendar year is due by the Participant's RBD. The required minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's RBD occurs, is due by December 31 of that year.
(5) Nontransferable annuity. If the Participant receives distribution in the form of a Nontransferable
Annuity, the distribution satisfies this Section 6.02(C) if the contract complies with the requirements of Code ss.401(a)(9).
(D) Minimum Distribution Requirements for
Beneficiaries. The method of distribution to the Participant's Beneficiary must satisfy Code ss.401(a)(9).
(1) Death after RBD. If the Participant's death occurs after his/her RBD (or earlier, if the Participant had commenced an irrevocable annuity pursuant to Section
6.04), the Trustee must distribute the Participant's remaining benefit to the Beneficiary at least as rapidly as under the method in effect for the Participant, determined without regard to the MDIB requirements of Section
6.02(C)(3).
(2) Death prior to RBD. If the Participant's death occurs prior to his/her RBD (and the Participant had not commenced an irrevocable annuity pursuant to Section
6.04), the method of payment to the Beneficiary, subject to
Section 6.04, must provide for completion of payment to the Beneficiary over a period not exceeding: (a) 5 years after the date of the Participant's death; or (b) if the Beneficiary is a designated Beneficiary, the designated
Beneficiary's life expectancy. A designated Beneficiary is a Beneficiary designated by the Participant or determined under Section 8.02. The Plan Administrator may not direct payment of the Participant's Vested Account Balance over a period described in clause (b) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2.
If the Trustee will make distribution in accordance with clause (b) of this Section 6.02(D)(2), the minimum distribution for a distribution calendar year equals the Participant's Vested Account Balance as of the latest valuation date preceding the beginning of the distribution calendar year divided by the designated Beneficiary's life expectancy. The Plan Administrator must use the unisex life expectancy multiples under Treas. Reg. ss.1.72-9 for purposes of applying this Section 6.02(D).
(3) Recalculation. The Plan Administrator, only upon the Participant's election (under Section 6.02(C)(2)) or the Participant's surviving spouse designated
Beneficiary's election, will recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually. However, the Plan Administrator may not recalculate the life expectancy of a nonspouse designated
Beneficiary after the Trustee commences payment to the designated Beneficiary. The Plan Administrator will apply this Section 6.02(D) by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. A surviving spouse designated Beneficiary must elect recalculation under this ss.6.02(D)(3) in writing and on a form the Plan Administrator prescribes not later than the last day of the spouse's first distribution year.
(4) Beneficiary election. If the Participant under
Section 6.01(B) had not elected the payment method or payment term, the Participant's Beneficiary must elect the method of distribution no later than the date specified above upon which the Trustee must commence distribution to the Beneficiary. If the Beneficiary fails to elect timely a distribution method, the Plan Administrator must commence distribution within the time required for a Participant who dies without a designated Beneficiary.
(E) Model Amendment. The employer in Appendix B to its Adoption Agreement may elect to apply the following
IRS Model Amendment:
With respect to distributions under the Plan made on or after the effective date the Employer specifies in Appendix B to its Adoption Agreement, for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code in accordance with the regulations under section
401(a)(9) that were proposed on January 17, 2001, (the "2001 Proposed Regulations"), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to the Appendix B effective date are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to the Appendix B effective date are less than the amount determined under the 2001 Proposed
Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations.
This amendment shall continue in effect until the last calendar year beginning before the effective date of final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue
Service.
6.03 METHOD OF DISTRIBUTION. Subject to any contrary requirements imposed by Sections 6.01 (including
6.01(C) regarding in-service distributions), 6.02 or 6.04, a Participant or a Beneficiary may elect distribution under one, or any combination, of the following methods: (a) by payment in a lump sum; or (b) by payment in monthly, quarterly or annual installments over a fixed reasonable period of time, not exceeding the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his/her designated Beneficiary. The
Employer may elect in its Adoption Agreement to modify the methods of payment available under this Section 6.03.
If the Employer's Plan is a restated Plan, the Employer in its Adoption Agreement and in accordance with Treas. Reg.
ss.1.411(d)-4, may elect to eliminate from the prior Plan certain Protected Benefits. If the Employer elects or is required to provide an annuity, the annuity must: (1) be a Nontransferable Annuity; and (2) otherwise comply with the Plan terms.
The distribution options permitted under this Section
6.03 are available only if the Participant's Vested Account
Balance, as determined under Section 6.01(A)(6), exceeds
$5,000. To facilitate installment payments under this
Article VI, the Plan Administrator under Section 9.08(B) may direct the Trustee to segregate all or any part of the Participant's Account Balance in a segregated investment
Account. Under an installment distribution, the Participant or the Beneficiary, at any time, may elect to accelerate the payment of all, or any portion, of the Participant's unpaid
Vested Account Balance.
Pending final accounting for a valuation date, the Plan
Administrator may make a partial distribution to a Participant who has incurred a Separation from Service or to a Beneficiary.
6.04 ANNUITY DISTRIBUTIONS TO
PARTICIPANTS AND TO SURVIVING SPOUSES.
(A) Qualified Joint and Survivor Annuity (QJSA). The
Plan Administrator must direct the Trustee to distribute a married or unmarried Participant's Vested Account Balance in the form of a QJSA, unless the Participant, and spouse if the Participant is married, waive the QJSA in accordance with Section 6.05. If, as of the annuity starting date, the Participant is married (even if the Participant has not been married throughout the one year period ending on the annuity starting date), a QJSA is an immediate annuity which is purchasable with the Participant's Vested Account
Balance and which provides a life annuity for the Participant and a survivor annuity payable for the remaining life of the Participant's surviving spouse equal to 50% of the amount of the annuity payable during the life of the Participant. If, as of the annuity starting date, the Participant is not married, a QJSA is an immediate life annuity for the Participant which is purchasable with the Participant's Vested Account Balance. A life annuity means an annuity payable in equal installments for the life of the Participant that terminates upon the Participant's death.
(B) Qualified Preretirement Survivor Annuity (QPSA).
If a married Participant dies prior to his/her annuity starting date, the Plan Administrator will direct the Trustee to distribute a portion of the Participant's Vested Account
Balance to the Participant's surviving spouse in the form of a QPSA, unless: (1) the Participant has a valid waiver election (as described in Section 6.06) in effect; or (2) the Participant and his/her spouse were not married throughout the one year period ending on the date of the Participant's death. The Employer in an Addendum to its Adoption
Agreement may elect not to apply the one year of marriage requirement in clause (2). A QPSA is an annuity which is purchasable with 50% of the Participant's Vested Account
Balance (determined as of the date of the Participant's death) and which is payable for the life of the Participant's surviving spouse. The value of the QPSA is attributable to Employer contributions and to Participant contributions in the same proportion as the Participant's Vested Account
Balance is attributable to those contributions. The portion of the Participant's Vested Account Balance not payable as a QPSA is payable to the Participant's Beneficiary, in accordance with the remaining provisions of this Article
VI.
(C) Surviving Spouse Elections. If the Participant's
Vested Account Balance which the Trustee would apply to purchase the QPSA exceeds $5,000, the Participant's surviving spouse may elect to have the Trustee commence payment of the QPSA at any time following the date of the Participant's death, but not later than the mandatory distribution periods described in Section 6.02, and may elect any of the forms of payment described in Section
6.03, in lieu of the QPSA. In the absence of an election by the surviving spouse, the Plan Administrator must direct the Trustee to distribute the QPSA on the earliest administratively practicable date following the close of the Plan Year in which the latest of the following events occurs: (1) the Participant's death; (2) the date the Plan
Administrator receives notification of or otherwise confirms the Participant's death; (3) the date the Participant would have attained Normal Retirement Age; or (4) the date the Participant would have attained age 62.
(D) Effect of Waiver. If the Participant has in effect a valid waiver election regarding the QJSA or the QPSA, the Plan Administrator must direct the Trustee to distribute the Participant's Vested Account Balance in accordance with
Sections 6.01, 6.02 and 6.03.
(E) Loan Offset. The Plan Administrator will reduce the
Participant's Vested Account Balance by any security interest (pursuant to any offset rights authorized by Section
10.03(E)) held by the Plan by reason of a Participant loan, to determine the value of the Participant's Vested Account
Balance distributable in the form of a QJSA or QPSA, provided the loan satisfied the spousal consent requirement described in Section 10.03(E).
(F) Effect of QDRO. For purposes of applying this
Article VI, a former spouse (in lieu of the Participant's current spouse) is the Participant's spouse or surviving spouse to the extent provided under a QDRO described in
Section 6.07. The provisions of this Section 6.04, and of Sections 6.05 and 6.06, apply separately to the portion of the Participant's Vested Account Balance subject to a QDRO and to the portion of the Participant's Vested
Account Balance not subject to the QDRO.
(G) Vested Account Balance Not Exceeding $5,000.
The Trustee must distribute in a lump sum, a Participant's
Vested Account Balance which the Trustee otherwise under
Section 6.04 would apply to provide a QJSA or QPSA benefit, where the Participant's Vested Account Balance determined under Section 6.01(A)(6) does not exceed
$5,000.
(H) Profit Sharing Plan Exception. If this Plan is a profit sharing plan, the Employer in its Adoption Agreement must elect the extent to which the preceding provisions of
Section 6.04 apply. The Employer may elect to exempt from the provisions of Section 6.04, all Participants
("Exempt Participants") except the following Participants to whom Section 6.04 must be applied: (1) a Participant as respects whom the Plan is a direct or indirect transferee from a plan subject to the Code ss.417 requirements and the Plan received the transfer after December 31, 1984, unless the transfer is an elective transfer described in Section
13.07; (2) a Participant who elects a life annuity distribution (if Section 13.02 of the Plan requires the Plan to provide a life annuity distribution option); and (3) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan. If the Employer elects to apply this Section
6.04 to all Participants, the preceding provisions of this
Section 6.04 apply to all Participants without regard to the limitations of this Section 6.04(H). Sections 6.05 and 6.06 only apply to Participants to whom the provisions of this
Section 6.04 apply.
6.05 WAIVER ELECTION - QJSA. At least 30 days and not more than 90 days before the Participant's annuity starting date, the Plan Administrator must provide the Participant a written explanation of the terms and conditions of the QJSA, the Participant's right to make, and the effect of, an election to waive the QJSA benefit, the rights of the Participant's spouse regarding the waiver election and the Participant's right to make, and the effect of, a revocation of a waiver election ("QJSA notice"). The
Plan does not limit the number of times the Participant may revoke a waiver of the QJSA or make a new waiver during the election period. The Participant (and his/her spouse, if the Participant is married), may revoke an election to receive a particular form of benefit at any time until the annuity starting date.
A married Participant's QJSA waiver election is not valid unless: (a) the Participant's spouse (to whom the survivor annuity is payable under the QJSA), after the Participant has received the QJSA notice, has consented in writing to the waiver election, the spouse's consent acknowledges the effect of the election, and a notary public or the Plan Administrator (or his/her representative) witnesses the spouse's consent; (b) the spouse consents to the alternative form of payment designated by the Participant or to any change in that designated form of payment; and (c) unless the spouse is the Participant's sole primary Beneficiary, the spouse consents to the Participant's Beneficiary designation or to any change in the Participant's Beneficiary designation. The spouse's consent to a waiver of the QJSA is irrevocable, unless the Participant revokes the waiver election. The spouse may execute a blanket consent to the Participant's future payment form election or Beneficiary designation, if the spouse acknowledges the right to limit his/her consent to a specific designation but, in writing, waives that right.
The Plan Administrator will accept as valid a waiver election which does not satisfy the spousal consent requirements if the Plan Administrator establishes the Participant does not have a spouse, the Plan Administrator is not able to locate the Participant's spouse, the Participant is legally separated or has been abandoned (within the meaning of applicable state law) and the Participant has a court order to that effect, or other circumstances exist under which the Secretary of the Treasury will excuse the spousal consent requirement. If the Participant's spouse is legally incompetent to give consent, the spouse's legal guardian
(even if the guardian is the Participant) may give consent.
6.06 WAIVER ELECTION  QPSA. The Plan
Administrator must provide a written explanation of the QPSA to each married Participant ("QPSA notice"), within the following period which ends last: (1) the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year in which the Participant attains age 34; (2) a reasonable period after an Employee becomes a Participant;
(3) a reasonable period after Section 6.04 of the Plan becomes applicable to the Participant; or (4) a reasonable period after the Plan no longer satisfies the requirements for a fully subsidized benefit. A "reasonable period" described in clauses (2), (3) and (4) is the period beginning one year before and ending one year after the applicable event. If the Participant separates from Service before attaining age 35, clauses (1), (2), (3) and (4) do not apply and the Plan Administrator must provide the QPSA notice within the period beginning one year before and ending one year after the Separation from Service. The QPSA notice must describe, in a manner consistent with Treasury regulations, the terms and conditions of the QPSA and of the waiver of the QPSA, comparable to the QJSA notice required under Section 6.05. The Plan does not limit the number of times the Participant may revoke a waiver of the QPSA or make a new waiver during the election period.
The election period for waiver of the QPSA ends on the date of the Participant's death.
A Participant's QPSA waiver election is not valid unless: (a) the Participant makes the waiver election after the Participant has received the QPSA notice and no earlier than the first day of the Plan Year in which he/she attains age 35; and (b) the Participant's spouse (to whom the QPSA is payable) satisfies or is excused from the consent requirements as described in Section 6.05, except the spouse need not consent to the form of benefit payable to the designated Beneficiary. The spouse's consent to the waiver of the QPSA is irrevocable, unless the Participant revokes the waiver election. The spouse also may execute a blanket consent as described in Section 6.05. Irrespective of the time of election requirement described in clause (a), if the Participant separates from Service prior to the first day of the Plan Year in which he/she attains age 35, the Plan
Administrator will accept a waiver election as respects the Participant's Account Balance attributable to his/her
Service prior to his/her Separation from Service.
Furthermore, if a Participant who has not separated from Service makes a valid waiver election, except for the timing requirement of clause (a), the Plan Administrator will accept that election as valid, but only until the first day of the Plan Year in which the Participant attains age 35.
6.07 DISTRIBUTIONS UNDER QUALIFIED
DOMESTIC RELATIONS ORDERS (QDRO).
Notwithstanding any other provision of this Plan, the Trustee, in accordance with the direction of the Plan
Administrator, must comply with the provisions of a QDRO, as defined in Code ss.414(p), which is issued with respect to the Plan. This Plan specifically permits distribution to an alternate payee under a QDRO at any time, irrespective of whether the Participant has attained his/her earliest retirement age (as defined under Code ss.414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (1) the QDRO specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (2) if the present value of the alternate payee's benefits under the Plan exceeds $5,000, and the QDRO requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 6.07 gives a Participant a right to receive distribution at a time the Plan otherwise does not permit nor does Section 6.07 authorize the alternate payee to receive a form of payment the Plan does not permit.
The Plan Administrator must establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator promptly will notify the Participant and any alternate payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator must determine the qualified status of the order and must notify the Participant and each alternate payee, in writing, of the Plan
Administrator's determination. The Plan Administrator must provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with DOL regulations.
If any portion of the Participant's Vested Account
Balance is payable under the domestic relations order during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, the Plan Administrator must maintain a separate accounting of the amounts payable. If the Plan
Administrator determines the order is a QDRO within 18 months of the date amounts first are payable following receipt of the domestic relations order, the Plan
Administrator will direct the Trustee to distribute the payable amounts in accordance with the QDRO. If the Plan
Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the Plan Administrator will direct the Trustee to distribute the payable amounts in the manner the Plan would distribute if the order did not exist and will apply the order prospectively if the Plan Administrator later determines the order is a QDRO.
To the extent it is not inconsistent with the provisions of the QDRO, the Plan Administrator under Section
9.08(B) may direct the Trustee to segregate the QDRO amount in a segregated investment account. The Trustee will make any payments or distributions required under this
Section 6.07 by separate benefit checks or other separate distribution to the alternate payee(s).
6.08 DEFAULTED LOAN  TIMING OF OFFSET.
If a Participant or a Beneficiary defaults on a Plan loan, the Plan Administrator will determine the timing of the reduction (offset) of the Participant's Vested Account
Balance in accordance with this Section 6.08 and the Plan
Administrator's loan policy. If, under the loan policy a loan default also is a distributable event under the Plan, the Trustee, at the time of the loan default, will offset the Participant's Vested Account Balance by the lesser of the amount in default (including accrued interest) or the Plan's security interest in that Vested Account Balance. If the loan is from a money purchase pension plan or from a target benefit plan and the loan default is a distributable event under the loan policy, the Trustee will offset the Participant's Account Balance in the manner described above, only if the Participant has incurred a Separation from Service or has attained Normal Retirement Age. If the loan is under a 401(k) arrangement, to the extent the loan is attributable to the Participant's deferral contributions
Account, qualified matching contributions Account, qualified nonelective contributions Account or safe harbor contributions Account, the Trustee will not offset the Participant's Vested Account Balance unless the Participant has incurred a Separation from Service or unless the Participant has attained age 59 1/2.
6.09 HARDSHIP DISTRIBUTION. For purposes of this Plan, unless the Employer in its Adoption Agreement
Section 6.01 elects otherwise, a hardship distribution is a distribution on account of one or more of the following immediate and heavy financial needs: (1) expenses for medical care described in Code ss.213(d) incurred by the Participant, by the Participant's spouse, or by any of the Participant's dependents, or necessary to obtain such medical care; (2) costs directly related to the purchase
(excluding mortgage payments) of a principal residence of the Participant; (3) payment of post-secondary education tuition and related educational fees (including room and board), for the next 12-month period, for the Participant, for the Participant's spouse, or for any of the Participant's dependents (as defined in Code ss.152); (4) payments necessary to prevent the eviction of the Participant from his/her principal residence or the foreclosure on the mortgage of the Participant's principal residence; or (5) any need the Revenue Service prescribes in a revenue ruling, notice or other document of general applicability which satisfies the safe harbor definition of hardship under Treas.
Reg. ss.1.401(k)-1(d)(2)(iv)(A). See Section 14.11(A) if a
hardship distribution is from a Participant's elective deferral
Account in a 401(k) arrangement. The Employer in its Adoption Agreement Section 6.01 may elect to apply
Section 14.11(A) to all Plan hardship distributions. If the Plan permits a hardship distribution from more than one
Account type, the Plan Administrator may determine any ordering of a Participant's hardship distribution from the hardship distribution eligible Accounts.
6.10 DIRECT ROLLOVER OF ELIGIBLE
ROLLOVER DISTRIBUTIONS.
(A) Participant Election. A Participant (including for this purpose, a former Employee) may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of his/her eligible rollover distribution from the Plan paid directly to an eligible retirement plan specified by the Participant in a direct rollover election. For purposes of this Section 6.10, a Participant includes as to their respective interests, a Participant's surviving spouse and the Participant's spouse or former spouse who is an alternate payee under a QDRO.
(B) Rollover and Withholding Notice. At least 30 days and not more than 90 days prior to the Trustee's distribution of an eligible rollover distribution, the Plan Administrator must provide a written notice (including a summary notice as permitted under applicable Treasury regulations) explaining to the distributee the rollover option, the applicability of mandatory 20% federal withholding to any amount not directly rolled over, and the recipient's right to roll over within 60 days after the date of receipt of the distribution ("rollover notice"). If applicable, the rollover notice also must explain the availability of income averaging and the exclusion of net unrealized appreciation.
A recipient of an eligible rollover distribution (whether he/she elects a direct rollover or elects to receive the distribution), also may elect to receive distribution at any administratively practicable time which is earlier than 30 days (but not less than 7 days if Section 6.04 applies) following receipt of the rollover notice.
(C) Default rollover. The Plan Administrator, in the case of a Participant who does not respond timely to the notice described in Section 6.10(B), may make a direct rollover of the Participant's Account (as described in Revenue Ruling
2000-36 or in any successor guidance) in lieu of distributing the Participant's Account.
(D) Definitions. The following definitions apply to this
Section 6.10:
(1) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the Participant, except an eligible rollover distribution does not include: (a) any distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and the Participant's designated beneficiary, or for a specified period of ten years or more; (b) any Code ss.401(a)(9) required minimum distribution; (c) the portion of any distribution which is not includible in gross income
(determined without regard to the exclusion of net unrealized appreciation with respect to employer securities); (d) any hardship distribution made after December 31, 1998, from a Participant's deferral contributions Account (except where the Participant also satisfies a non-hardship distribution event described in
Section 14.03(d)); and (e) any distribution which otherwise would be an eligible rollover distribution, but where the total distributions to the Participant during that calendar year are reasonably expected to be less than $200.
(2) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in Code ss.408(a), an individual retirement annuity described in Code ss.408(b), an annuity plan described in Code ss.403(a), or a qualified trust described in Code ss.401(a), which accepts the Participant's or alternate payee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is either an individual retirement account or individual retirement annuity.
(3) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.
6.11 TEFRA ELECTIONS. Notwithstanding the provisions of Sections 6.01, 6.02 and 6.03, if the Participant
(or Beneficiary) signed a written distribution designation prior to January 1, 1984, ("TEFRA election") the Plan
Administrator must direct the Trustee to distribute the Participant's Vested Account Balance in accordance with that election, subject however, to the survivor annuity requirements, if applicable, of Sections 6.04, 6.05 and 6.06.
This Section 6.11 does not apply to a TEFRA election, and the Plan Administrator will not comply with that election, if any of the following applies: (1) the elected method of distribution would have disqualified the Plan under Code ss.401(a)(9) as in effect on December 31, 1983; (2) the Participant did not have an Account Balance as of December 31, 1983; (3) the election does not specify the timing and form of the distribution and the death
Beneficiaries (in order of priority); (4) the substitution of a Beneficiary modifies the distribution payment period; or,
(5) the Participant (or Beneficiary) modifies or revokes the election. In the event of a revocation, the Trustee must distribute, no later than December 31 of the calendar year following the year of revocation, the amount which the Participant would have received under Section 6.02 if the distribution designation had not been in effect or, if the Beneficiary revokes the distribution designation, the amount which the Beneficiary would have received under
Section 6.02 if the distribution designation had not been in effect. The Plan Administrator will apply this Section 6.11 to rollovers and transfers in accordance with Part J of the Code ss.401(a)(9) Treasury regulations.
ARTICLE VII
EMPLOYER ADMINISTRATIVE PROVISIONS
7.01 INFORMATION TO PLAN
ADMINISTRATOR. The Employer must supply current information to the Plan Administrator as to the name, date of birth, date of employment, Compensation, leaves of absence, Years of Service and date of Separation from Service of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Plan Administrator considers necessary to administer properly the Plan. The Employer's records as to the current information the Employer furnishes to the Plan Administrator are conclusive as to all persons.
7.02 NO RESPONSIBILITY FOR OTHERS. Except as required under ERISA, the Employer has no responsibility or obligation under the Plan to Employees, Participants or Beneficiaries for any act (unless the Employer also serves in such capacities) required of the Plan Administrator, the Trustee, the Custodian, or of any other service provider to the Plan.
7.03 INDEMNITY OF CERTAIN FIDUCIARIES.
The Employer will indemnify, defend and hold harmless the Plan Administrator from and against any and all loss resulting from liability to which the Plan Administrator may be subjected by reason of any act or omission (except willful misconduct or gross negligence) in its official capacities in the administration of this Trust or Plan or both, including attorneys' fees and all other expenses reasonably incurred in the Plan Administrator's defense, in case the Employer fails to provide such defense. The indemnification provisions of this Section 7.03 do not relieve the Plan Administrator from any liability the Plan
Administrator may have under ERISA for breach of a fiduciary duty. Furthermore, the Plan Administrator and the Employer may execute a written agreement further delineating the indemnification agreement of this Section
7.03, provided the agreement is consistent with and does not violate ERISA. The indemnification provisions of this
Section 7.03 extend to any Trustee, third party administrator, Custodian or other Plan service provider solely to the extent provided by a written agreement executed by such persons and the Employer.
7.04 EMPLOYER DIRECTION OF INVESTMENT.
The Employer has the right to direct the Trustee with respect to the investment and re-investment of assets comprising the Trust Fund only if and to the extent the Trustee consents in writing to permit such direction.
7.05 EVIDENCE. Anyone including the Employer, required to give data, statements or other information relevant under the terms of the Plan ("evidence") may do so by certificate, affidavit, document or other form which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Plan Administrator and the Trustee are protected fully in acting and relying upon any evidence described under the immediately preceding sentence.
7.06 PLAN CONTRIBUTIONS. The Employer is solely responsible to determine the proper amount of any Employer contribution it makes to the Plan and for the timely deposit to the Trust of the Employer's Plan contributions.
7.07 EMPLOYER ACTION. The Employer must take any action under the Plan in accordance with applicable
Plan provisions and with proper authority such that the action is valid and under applicable law and is binding upon the Employer.
7.08 FIDUCIARIES NOT INSURERS. The Trustee, the Plan Administrator and the Employer in no way guarantee the Trust Fund from loss or depreciation. The
Employer does not guarantee the payment of any money which may be or becomes due to any person from the Trust
Fund. The liability of the Employer, the Plan Administrator and the Trustee to make any payment from the Trust Fund at any time and all times is limited to the then available assets of the Trust.
7.09 PLAN TERMS BINDING. The Plan is binding upon the Employer, Trustee, Plan Administrator, Custodian
(and all other service providers to the Plan), upon Participants, Beneficiaries and all other persons entitled to benefits, and upon the successors and assigns of the foregoing persons.
7.10 WORD USAGE. Words used in the masculine also apply to the feminine where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural. Titles of Plan and Adoption Agreement sections are for reference only.
7.11 STATE LAW. The law of the state of the Employer's principal place of business will determine all questions arising with respect to the provisions of the Plan, except to the extent superseded by ERISA or other federal law. The Employer in an Addendum to its Adoption
Agreement and subject to applicable law, may elect to apply the law of another state.
7.12 PROTOTYPE PLAN STATUS. If the Plan fails initially to qualify or to maintain qualification or if the Employer makes any amendment or modification to a provision of the Plan (other than a proper completion of an elective provision under the Adoption Agreement or the attachment of an Addendum authorized by the Plan or by the Adoption Agreement), the Employer no longer may participate under this Prototype Plan. The Employer also may not participate (or continue to participate) in this Prototype Plan if the Trustee or Custodian does not have the written consent of the Prototype Plan Sponsor required under Section 1.33 to serve in the capacity of Trustee or Custodian. If the Employer is not entitled to participate under this Prototype Plan, the Plan is an individually-designed plan and the reliance procedures specified in the applicable Adoption Agreement no longer apply.
7.13 EMPLOYMENT NOT GUARANTEED.
Nothing contained in this Plan, or with respect to the establishment of the Trust, or any modification or any amendment to the Plan or Trust, or in the creation of any Account, or with respect to the payment of any benefit, gives any Employee, Participant or any Beneficiary any right to employment or to continued employment by the Employer, or any legal or equitable right against the Employer, the Trustee, the Plan Administrator or any employee or agent thereof, except as expressly provided by the Plan, the Trust, ERISA or other applicable law.
ARTICLE VIII
PARTICIPANT ADMINISTRATIVE PROVISIONS
8.01 BENEFICIARY DESIGNATION. A Participant from time to time may designate, in writing, any person(s)
(including a trust or other entity), contingently or successively, to whom the Trustee will pay the Participant's
Vested Account Balance (including any life insurance proceeds payable to the Participant's Account) in the event of death. A Participant also may designate the form and method of payment of his/her Account. The Plan
Administrator will prescribe the form for the Participant's written designation of Beneficiary and, upon the Participant's filing the form with the Plan Administrator, the form effectively revokes all designations filed prior to that date by the same Participant. A divorce decree, or a decree of legal separation, revokes the Participant's designation, if any, of his/her spouse as his/her Beneficiary under the Plan unless: (1) the decree or a QDRO provides otherwise; or (2) the Employer provides otherwise in an Addendum to its Adoption Agreement. The foregoing revocation provision (if applicable) applies only with respect to a Participant whose divorce or legal separation becomes effective on or following the date the Employer executes this Plan, unless the Employer in its Adoption
Agreement specifies a different effective date.
(A) Coordination with Survivor Annuity
Requirements. If Section 6.04 applies to the Participant, this Section 8.01 does not impose any special spousal consent requirements on the Participant's Beneficiary designation unless the Participant waives the QJSA or QPSA benefit. If the Participant waives the QJSA or QPSA benefit without spousal consent to the Participant's
Beneficiary designation: (1) any waiver of the QJSA or of the QPSA is not valid; and (2) if the Participant dies prior to his/her annuity starting date, the Participant's Beneficiary designation will apply only to the portion of the death benefit which is not payable as a QPSA. Regarding clause
(2), if the Participant's surviving spouse is a primary
Beneficiary under the Participant's Beneficiary designation, the Trustee will satisfy the spouse's interest in the Participant's death benefit first from the portion which is payable as a QPSA.
(B) Profit Sharing Plan Exception. If the Plan is a profit sharing plan, the Beneficiary designation of a married
Exempt Participant, as described in Section 6.04(H), is not valid unless the Participant's spouse consents (in a manner described in Section 6.05) to the Beneficiary designation.
The spousal consent requirement in this Section 8.01(B) does not apply if the Participant's spouse is the Participant's sole primary Beneficiary, or if the Exempt Participant and his/her spouse are not married throughout the one-year period ending on the date of the Participant's death.
(C) Incapacity of Beneficiary. If, in the opinion of the Plan Administrator, a Beneficiary is not able to care for his/her affairs because of a mental condition, physical condition or by reason of age, the Plan Administrator will apply the provisions of Section 10.09.
8.02 NO BENEFICIARY DESIGNATION/DEATH
OF BENEFICIARY. If a Participant fails to name a Beneficiary in accordance with Section 8.01, or if the Beneficiary named by a Participant predeceases the Participant, then the Trustee will pay the Participant's
Vested Account Balance in accordance with Section 6.03 in the following order of priority (unless the Employer specifies a different order of priority in an Addendum to its Adoption Agreement), to:
(a) The Participant's surviving spouse (without regard to the one-year marriage rule of Sections
6.04(B) and 8.01(B); and if no surviving spouse to
(b) The Participant's children (including adopted children), in equal shares by right of representation
(one share for each surviving child and one share for each child who predeceases the Participant with living descendents); and if none to
(c) The Participant's surviving parents, in equal shares; and if none to
(d) The Participant's estate.
If the Beneficiary survives the Participant, but dies prior to distribution of the Participant's entire Vested
Account Balance, the Trustee will pay the remaining
Vested Account Balance to the Beneficiary's estate unless:
(1) the Participant's Beneficiary designation provides otherwise; (2) the Beneficiary has properly designated a beneficiary; or (3) the Employer provides otherwise in an Addendum to its Adoption Agreement. A Beneficiary only may designate a beneficiary for the Participant's Account
Balance remaining at the Beneficiary's death, if the Participant has not previously designated a successive contingent beneficiary and the Beneficiary's designation otherwise complies with the Plan terms. If the Plan is a profit sharing plan, and the Plan includes Exempt
Participants, the Employer may not specify a different order of priority in an Addendum unless the Participant's surviving spouse will be the sole primary Beneficiary in the different order of priority. The Plan Administrator will direct the Trustee as to the method and to whom the Trustee will make payment under this Section 8.02.
8.03 ASSIGNMENT OR ALIENATION. Except as provided in Code ss.414(p) relating to QDROs and in Code ss.401(a)(13) relating to certain voluntary, revocable assignments, judgments and settlements, neither a Participant nor a Beneficiary may anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Trustee will not recognize any such anticipation, assignment or alienation. Furthermore, except as provided by Code ss.401(a)(13) or other applicable law, a benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.
8.04 INFORMATION AVAILABLE. Any Participant or Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan and Trust, and any contract or any other instrument which relates to the establishment or administration of the Plan or Trust. The Plan Administrator will maintain all of the items listed in this Section 8.04 in its office, or in such other place or places as it may designate from time to time in order to comply with the regulations issued under ERISA, for examination during reasonable business hours. Upon the written request of a Participant or a Beneficiary, the Plan Administrator must furnish the Participant or Beneficiary with a copy of any item listed in this Section
8.04. The Plan Administrator may make a reasonable copying charge to the requesting person.
8.05 CLAIMS PROCEDURE FOR DENIAL OF
BENEFITS. A Participant or a Beneficiary may file with the Plan Administrator a written claim for benefits, if the Participant or the Beneficiary disputes the Plan
Administrator's determination regarding the Participant's or Beneficiary's Plan benefit. However, the Plan will distribute only such Plan benefits to Participants or Beneficiaries as the Plan Administrator in its discretion determines a Participant or Beneficiary is entitled to. The
Plan Administrator will maintain a separate written document as part of (or which accompanies) the Plan's summary plan description explaining the Plan's claims procedure. This Section 8.05 specifically incorporates the written claims procedure as from time to time published by the Plan Administrator as a part of the Plan. If the Plan
Administrator pursuant to the Plan's written claims procedure makes a final written determination denying a Participant's or Beneficiary's benefit claim, the Participant or Beneficiary to preserve the claim must file an action with respect to the denied claim not later than 180 days following the date of the Plan Administrator's final determination.
8.06 PARTICIPANT DIRECTION OF
INVESTMENT. A Participant's direction of the investment of his/her Account is subject to the provisions of this
Section 8.06. For purposes of this Section 8.06, a
Participant shall also include a Beneficiary where the Beneficiary has succeeded to the Participant's Account and the Plan affords the Beneficiary the same self-direction or loan rights as a Participant.
(A) Trustee Authorization and Procedures. A
Participant has the right to direct the Trustee with respect to the investment or re-investment of the assets comprising the Participant's individual Account only if the Trustee consents in writing to permit such direction. If the Trustee consents to Participant direction of investment, the Trustee only will accept direction from each Participant on a written direction of investment form the Plan Administrator provides for this purpose. The Trustee, or with the Trustee's consent, the Plan Administrator, may establish written procedures relating to Participant direction of investment under this Section 8.06, including procedures or conditions for electronic transfers or for changes in investments by Participants. The Plan Administrator will maintain, or direct the Trustee to maintain, an appropriate individual investment Account to the extent a Participant's Account is subject to Participant self-direction.
(B) ERISA ss.404(c). No Plan fiduciary (including the
Employer and Trustee) is liable for any loss or for any breach resulting from a Participant's direction of the investment of any part of his/her directed Account to the extent the Participant's exercise of his/her right to direct the investment of his/her Account satisfies the requirements of ERISA ss.404(c).
(C) Participant Loans. The Plan Administrator, to the extent provided in a written loan policy adopted under
Section 9.04, will treat a Plan loan made to a Participant as a Participant direction of investment under this Section
8.06, even if the Plan otherwise does not permit a Participant to direct his/her Account investments. Where a loan is treated as a directed investment, the borrowing
Participant's Account alone shares in any interest paid on the loan, and it alone bears any expense or loss it incurs in connection with the loan. The Trustee may retain any principal or interest paid on the borrowing Participant's loan in a segregated Account (as described in Section
9.08(B)) on behalf of the borrowing Participant until the Trustee (or the Named Fiduciary, in the case of a nondiscretionary Trustee) deems it appropriate to add the loan payments to the Participant's Account under the Plan.
(D) Collectibles. If the Trustee consents to Participant direction of investment of his/her Account, any post-December 31, 1981, investment by a Participant's directed Account in collectibles (as defined by Code ss.408(m)) is a deemed distribution to the Participant for Federal income tax purposes.
ARTICLE IX
PLAN ADMINISTRATOR
9.01 COMPENSATION AND EXPENSES. The Plan
Administrator (and any individuals serving as Plan
Administrator) will serve without compensation for services as such, but the Employer will pay all expenses of the Plan Administrator, except to the extent the Trustee properly pays for such expenses, pursuant to Article X.
9.02 RESIGNATION AND REMOVAL. If the
Employer appoints one or more persons to serve as Plan
Administrator, such person(s) shall serve until they resign by written notice to the Employer or until the Employer removes them by written notice. In case of a vacancy in the position of Plan Administrator, the Employer will exercise any and all of the powers, authority, duties and discretion conferred upon the Plan Administrator pending the filling of the vacancy.
9.03 GENERAL POWERS AND DUTIES. The Plan
Administrator has the following general powers and duties which are in addition to those the Plan otherwise accords to the Plan Administrator:
(a) To determine the rights of eligibility of an Employee to participate in the Plan, all factual questions that arise in the course of administering the Plan, the value of a Participant's Account Balance
(based on the value of the Trust assets, as determined by the Trustee) and the Vested percentage of each Participant's Account Balance;
(b) To adopt rules of procedure and regulations necessary for the proper and efficient administration of the Plan, provided the rules are not inconsistent with the terms of the Plan, the Code, ERISA or other applicable law;
(c) To construe and enforce the terms of the Plan and the rules and regulations the Plan Administrator adopts, including interpretation of the basic plan document, the Adoption Agreement and any document related to the Plan's operation;
(d) To direct the Trustee regarding the crediting and distribution of the Trust Fund and to direct the Trustee to conduct interim valuations under Section 10.15;
(e) To review and render decisions regarding a claim for (or denial of a claim for) a benefit under the Plan;
(f) To furnish the Employer with information which the Employer may require for tax or other purposes;
(g) To engage the service of agents whom the Plan
Administrator may deem advisable to assist it with the performance of its duties;
(h) To engage the services of an Investment Manager or Managers (as defined in ERISA ss.3(38)), each of whom will have full power and authority to manage, acquire or dispose (or direct the Trustee with respect to acquisition or disposition) of any Plan asset under such Manager's control;
(i) To make any other determinations and undertake any other actions the Plan Administrator believes are necessary or appropriate for the administration of the Plan; and
(j) To establish and maintain a funding standard account and to make credits and charges to the account to the extent required by and in accordance with the provisions of the Code.
The Plan Administrator must exercise all of its powers, duties and discretion under the Plan in a uniform and nondiscriminatory manner. The Plan Administrator shall have total and complete discretion to interpret and construe the Plan and to determine all questions arising in the administration, interpretation and application of the Plan. Any determination the Plan Administrator makes under the Plan is final and binding upon any affected person.
9.04 PLAN LOANS. The Plan Administrator may, in its sole discretion, in accordance with Section 10.03(E) establish, amend or terminate from time to time, a nondiscriminatory policy which the Trustee must observe in making Plan loans, if any, to Participants and to Beneficiaries. If the Plan Administrator adopts a loan policy, the loan policy must be a written document and must include: (1) the identity of the person or positions authorized to administer the participant loan program; (2) the procedure for applying for a loan; (3) the criteria for approving or denying a loan; (4) the limitations, if any, on the types and amounts of loans available; (5) the procedure for determining a reasonable rate of interest; (6) the types of collateral which may secure the loan; and (7) the events constituting default and the steps the Plan will take to preserve Plan assets in the event of default. A loan policy the Plan Administrator adopts under this Section 9.04 is part of the Plan, except that the Plan Administrator may amend or terminate the policy without regard to Section
13.02.
9.05 FUNDING POLICY. The Plan Administrator will review, not less often than annually, all pertinent
Employee information and Plan data in order to establish the funding policy of the Plan and to determine the appropriate methods of carrying out the Plan's objectives.
The Plan Administrator must communicate periodically, as it deems appropriate, to the Trustee and to any Plan
Investment Manager the Plan's short-term and long-term financial needs for the coordination of the Plan's investment policy with Plan financial requirements.
9.06 INDIVIDUAL ACCOUNTS. The Plan
Administrator will maintain, or direct the Trustee to maintain, a separate Account, or multiple Accounts, in the name of each Participant to reflect the Participant's
Account Balance under the Plan.
(A) Forfeitures. If a Participant re-enters the Plan subsequent to his/her having a Forfeiture Break in Service, the Plan Administrator, or the Trustee, must maintain a separate Account for the Participant's pre-Forfeiture Break in Service Account Balance and a separate Account for his post-Forfeiture Break in Service Account Balance, unless the Participant's entire Account Balance under the Plan is 100% Vested.
If the Plan is subject to Participant direction of investment under Section 8.06, the Plan Administrator may maintain, or may direct the Trustee to maintain, a separate temporary forfeiture Account in the name of the Plan to account for Participant forfeitures which occur during the Plan Year. The Trustee will direct the investment of any separate temporary forfeiture Account. As of each Accounting Date, or interim valuation date, if applicable, the Plan Administrator will allocate the net income, gain or loss from the temporary forfeiture Account, if any, to the Accounts of the Participants in accordance with the provisions of Section 9.08.
(B) Net Income, Gain or Loss. The Plan Administrator will make its allocations of net income, gain or loss or request the Trustee to make its allocations, to the Accounts of the Participants in accordance with the provisions of
Section 9.08. The Plan Administrator may direct the
Trustee under Section 9.08(B) to maintain a temporary segregated investment Account in the name of a Participant to prevent a distortion of income, gain or loss allocations.
The Plan Administrator must maintain records of its activities.
9.07 VALUE OF PARTICIPANT'S ACCOUNT
BALANCE. If any or all Plan investment accounts are pooled, each Participant's Account has an undivided interest in the assets comprising the pooled account. In a pooled account, the value of each Participant's Account
Balance consists of that proportion of the net worth (at fair market value) of the Trust Fund which the net credit balance in his/her Account (exclusive of the cash value of incidental benefit insurance contracts) bears to the total net credit balance in the Accounts (exclusive of the cash value of the incidental benefit insurance contracts) of all Participants plus the cash surrender value of any incidental benefit insurance contracts held by the Trustee on the Participant's life. If any or all Plan investment accounts are Participant directed, the directing Participant's Account
Balance is comprised of the assets held within the Account and the value of the Account is the fair market value of such assets. For purposes of a distribution under the Plan, the value of a Participant's Account Balance is its value as of the valuation date immediately preceding the date of the distribution.
9.08 ALLOCATION AND DISTRIBUTION OF NET
INCOME, GAIN OR LOSS. This Section 9.08 applies solely to the allocation of net income, gain or loss of the Trust Fund. The Plan Administrator will allocate Employer contributions and Participant forfeitures, if any, in accordance with Article III.
A "valuation date" under this Plan is each: (1) Accounting
Date; (2) valuation date the Employer elects in its Adoption
Agreement Section 10.15; or (3) valuation date the Plan
Administrator establishes under Section 9.03. The
Employer in its Adoption Agreement Section 10.15 or the
Plan Administrator may elect alternative valuation dates for the different Account types which the Plan Administrator maintains under the Plan. As of each valuation date, the Plan Administrator must adjust Accounts to reflect net income, gain or loss since the last valuation date. The valuation period is the period beginning on the day after the last valuation date and ending on the current valuation date.
The Plan Administrator will allocate net income, gain or loss to the Participant Accounts in accordance with the daily valuation method, balance forward method, weighted average method, or other method the Employer elects under its Adoption Agreement. The Employer in its Adoption
Agreement may elect alternative methods under which the Plan Administrator will allocate the net income, gain or loss to the different Account types which the Plan
Administrator maintains under the Plan. If the Employer in its Adoption Agreement elects to apply a weighted average allocation method, the Plan Administrator will treat a weighted portion of the applicable contributions as if includible in the Participant's Account as of the beginning of the valuation period. The weighted portion is a fraction, the numerator of which is the number of months in the valuation period, excluding each month in the valuation period which begins prior to the contribution date of the applicable contributions, and the denominator of which is the number of months in the valuation period. The
Employer in its Adoption Agreement may elect to substitute a weighting period other than months for purposes of this weighted average allocation. If the Employer in its Adoption Agreement elects to apply the daily valuation method, the Plan Administrator will allocate the net income, gain or loss on each day of the Plan Year for which Plan assets are valued on an established market and the Trustee is conducting business. If the Employer in its Adoption Agreement elects to apply the balance forward method, the Plan Administrator first will adjust the Participant Accounts, as those Accounts stood at the beginning of the current valuation period, by reducing the Accounts for any forfeitures arising under the Plan, for amounts charged during the valuation period to the Accounts in accordance with Section 9.10 (relating to distributions and to loan disbursement payments) and
Section 11.01 (relating to insurance premiums), and for the cash value of incidental benefit insurance contracts. The
Plan Administrator then, subject to the restoration allocation requirements of the Plan, will allocate the net income, gain or loss pro rata to the adjusted Participant
Accounts. The allocable net income, gain or loss is the net income (or net loss), including the increase or decrease in the fair market value of assets, since the last valuation date.
(A) Trust Fund (Pooled) Investment Accounts. A pooled investment account is an Account which is not a segregated investment Account or an individual investment
Account.
(B) Segregated Investment Accounts. A segregated investment Account receives all income it earns and bears all expense or loss it incurs. Pursuant to the Plan
Administrator's direction, the Trustee may establish for a Participant a segregated investment Account to prevent a distortion of Plan income, gain or loss allocations or for such other purposes as the Plan Administrator may direct.
The Trustee will invest the assets of a segregated investment Account consistent with such purposes. As of each valuation date, the Plan Administrator must reduce a segregated Account for any forfeiture arising under Section
5.09 after the Plan Administrator has made all other allocations, changes or adjustments to the Account for the valuation period.
(C) Individual (Directed) Investment Accounts. An individual investment Account is an Account which is subject to Participant or Beneficiary self-direction under
Section 8.06. An individual investment Account receives all income it earns and bears all expense or loss it incurs.
As of each valuation date, the Plan Administrator must reduce an individual Account for any forfeiture arising from Section 5.09 after the Plan Administrator has made all other allocations, changes or adjustment to the Account for the valuation period.
(D) Code ss.415 Excess Amounts. An Excess Amount or suspense account described in Part 2 of Article III does not share in the allocation of net income, gain or loss described in this Section 9.08.
(E) Interest Adjustment. Any distribution (other than a distribution from a segregated or individual Account) made to a Participant or Beneficiary more than 90 days after the most recent valuation date may include interest on the amount of the distribution as an expense of the Trust Fund.
The interest, if any, accrues from such valuation date to the date of the distribution at the rate the Employer specifies in its Adoption Agreement.
(F) Contributions Prior to Accrual. If the Employer in its Adoption Agreement elects to impose one or more allocation conditions under Section 3.06 and the Employer contributes to the Plan amounts which at the time of the contribution have not accrued under the Plan terms ("preaccrual contributions"), the Trustee will hold the preaccrual contributions in the Trust and will invest such contributions as the Trustee determines, pending accrual and allocation to Participant Accounts. When the Plan
Administrator allocates to Participants who have satisfied the Plan's allocation conditions the Employer's pre-accrual contributions, the Plan Administrator also will allocate the net income, gain or loss thereon pro rata in relation to each Participant's share of the pre-accrual contribution.
9.09 INDIVIDUAL STATEMENT. As soon as
practicable after the Accounting Date of each Plan Year, but within the time prescribed by ERISA and the regulations under ERISA, the Plan Administrator will deliver to each Participant (and to each Beneficiary) a statement reflecting the condition of his/her Account
Balance in the Trust as of that date and such other information ERISA requires be furnished the Participant or the Beneficiary. No Participant, except the Plan
Administrator, has the right to inspect the records reflecting the Account of any other Participant.
9.10 ACCOUNT CHARGED. The Plan Administrator will charge a Participant's Account for all distributions made from that Account to the Participant, to his/her
Beneficiary or to an alternate payee, including a disbursement payment for a Participant loan. The Plan
Administrator, except as prohibited by the Code or ERISA, also will charge a Participant's Account for any reasonable administrative expenses incurred by the Plan directly related to that Account.
9.11 LOST PARTICIPANTS. If the Plan
Administrator is unable to locate any Participant or Beneficiary whose Account becomes distributable under
Article VI or under Section 13.06 (a "lost Participant"), the
Plan Administrator will apply the provisions of this Section
9.11.
(A) Attempt to Locate. The Plan Administrator will use one or more of the following methods to attempt to locate a lost Participant: (1) provide a distribution notice to the lost
Participant at his/her last known address by certified or registered mail; (2) use of the IRS letter forwarding program under Rev. Proc. 94-22; (3) use of a commercial locator service, the internet or other general search method;
or (4) use of the Social Security Administration search program.
(B) Failure to Locate. If a lost Participant remains unlocated for 6 months following the date of the Plan
Administrator first attempts to locate the lost Participant using one or more of the methods described in Section
9.11(A), the Plan Administrator may forfeit the lost
Participant's Account. If the Plan Administrator will forfeit the lost Participant's Account, the forfeiture occurs at the end of the above-described 6 month period and the Plan
Administrator will allocate the forfeiture in accordance with Section 3.05. If a lost Participant whose Account was forfeited thereafter at any time but before the Plan has been terminated makes a claim for his/her forfeited Account, the Plan Administrator will restore the forfeited Account to the same dollar amount as the amount forfeited, unadjusted for net income, gains or losses occurring subsequent to the forfeiture. The Plan Administrator will make the restoration in the Plan Year in which the lost Participant makes the claim, first from the amount, if any, of Participant forfeitures the Plan Administrator otherwise would allocate for the Plan Year, then from the amount, if any, of Trust net income or gain for the Plan Year and last from the amount or additional amount the Employer contributes to the Plan for the Plan Year. The Plan Administrator will distribute the restored Account to the lost Participant not later than 60 days after the close of the Plan Year in which the Plan
Administrator restores the forfeited Account. The Plan
Administrator under this Section 9.11(B) will forfeit the entire Account of the lost Participant, including deferral contributions and Participant contributions.
(C) Nonexclusivity and Uniformity. The provisions of
Section 9.11 are intended to provide permissible but not exclusive means for the Plan Administrator to administer the Accounts of lost Participants. The Plan Administrator may utilize any other reasonable method to locate lost
Participants and to administer the Accounts of lost
Participants, including the default rollover under Section
6.10(C) and such other methods as the Revenue Service or the U.S. Department of Labor ("DOL") may in the future specify. The Plan Administrator will apply Section 9.11 in a reasonable, uniform and nondiscriminatory manner, but may in determining a specific course of action as to a particular Account, reasonably take into account differing circumstances such as the amount of a lost Participant's
Account, the expense in attempting to locate a lost
Participant, the Plan Administrator's ability to establish and the expense of establishing a rollover IRA, and other factors. The Plan Administrator may charge to the Account of a lost Participant the reasonable expenses incurred under this Section 9.11 and which are associated with the lost
Participant's Account.
9.12 PLAN CORRECTION. The Plan Administrator in conjunction with the Employer may undertake such correction of Plan errors as the Plan Administrator deems necessary, including correction to preserve tax qualification of the Plan under Code ss.401(a) or to correct a fiduciary breach under ERISA. Without limiting the Plan
Administrator's authority under the prior sentence, the Plan
Administrator, as it determines to be reasonable and appropriate, may undertake correction of Plan document, operational, demographic and employer eligibility failures under a method described in the Plan or under the Employee Plans Compliance Resolution System
("EPCRS") or any successor program to EPCRS. The Plan
Administrator, as it determines to be reasonable and appropriate, also may undertake or assist the appropriate fiduciary or plan official in undertaking correction of a fiduciary breach, including correction under the Voluntary
Fiduciary Correction Program ("VFC") or any successor program to VFC. If the Plan includes a 401(k) arrangement, the Plan Administrator to correct an operational error may require the Trustee to distribute from the Plan elective deferrals or vested matching contributions, including earnings, where such amounts result from an operational error other than a failure of Code ss.415, Code ss.402(g), a failure of the ADP or ACP tests, or a failure of the multiple use limitation.
9.13 NO RESPONSIBILITY FOR OTHERS. Except as required under ERISA, the Plan Administrator has no responsibility or obligation under the Plan to Participants or Beneficiaries for any act (unless the Plan Administrator also serves in such capacities) required of the Employer, the Trustee, the Custodian or of any other service provider to the Plan. The Plan Administrator is not responsible to collect any required plan contribution or to determine the correctness or deductibility or any Employer contribution.
The Plan Administrator in administering the Plan is entitled to, but is not required to rely upon, information which a Participant, Beneficiary, Trustee, Custodian, the Employer, a Plan service provider or representatives thereof provide to the Plan Administrator.
9.14 NOTICE, DESIGNATION, ELECTION,
CONSENT AND WAIVER. All notices under the Plan and all Participant or Beneficiary designations, elections, consents or waivers must be in writing and made in a form the Plan Administrator specifies or otherwise approves. To the extent permitted by Treasury regulations or other applicable guidance, any Plan notice, election, consent or waiver may be transmitted electronically. Any person entitled to notice under the Plan may waive the notice or shorten the notice period except as otherwise required by the Code or ERISA.
ARTICLE X
TRUSTEE AND CUSTODIAN, POWERS AND DUTIES
10.01 ACCEPTANCE. The Trustee accepts the Trust created under the Plan and agrees to perform the obligations imposed. The Trustee must provide bond for the faithful performance of its duties under the Trust to the extent required by ERISA.
10.02 RECEIPT OF CONTRIBUTIONS. The Trustee is accountable to the Employer for the Plan contributions made by the Employer, but the Trustee does not have any duty to ensure that the contributions received comply with the provisions of the Plan. The Trustee is not obliged to collect any contributions from the Employer, nor is the Trustee obliged to ensure that funds deposited with it are deposited according to the provisions of the Plan.
10.03 INVESTMENT POWERS.
(A) Discretionary Trustee Designation. If the Employer, in its Adoption Agreement, designates the Trustee to administer the Trust as a discretionary Trustee, then the Trustee has full discretion and authority with regard to the investment of the Trust Fund, except with respect to a Plan asset under the control or the direction of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Employer, or to Participant direction of investment. The Trustee must coordinate its investment policy with Plan financial needs as communicated to it by the Plan Administrator. The Trustee is authorized and empowered, but not by way of limitation, with the following powers, rights and duties:
(a) To invest consistent with and subject to applicable law any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds (including proprietary funds), put and call options traded on a national exchange, United
States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper,
U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States
Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized exchange with or without holding the underlying common stock, to open and to maintain margin accounts, to engage in short sales, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Trustee deems appropriate, as a prudent person would do under like circumstances with due regard for the purposes of this Plan. Any investment made or retained by the Trustee in good faith is proper but must be of a kind constituting a diversification considered by law suitable for trust investments.
(b) To retain in cash so much of the Trust Fund as it may deem advisable to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.
(c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a state, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code ss.584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee
(or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.
(d) To manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Trustee decides.
(e) To credit and distribute the Trust Fund as directed by the Plan Administrator. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or direction of the Plan Administrator.
(f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge.
(g) To compromise, contest, arbitrate or abandon claims and demands, in the Trustee's discretion.
(h) To have with respect to the Trust all of the rights of an individual owner, including the power to exercise any and all voting rights associated with Trust assets, to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, to tender shares and to exercise or sell stock subscriptions or conversion rights.
(i) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders.
(j) To hold any securities or other property in the name of the Trustee or its nominee, with depositories or agent depositories or in another form as it may deem best, with or without disclosing the trust relationship.
(k) To perform any and all other acts in its judgment necessary or appropriate for the proper and advantageous management, investment and distribution of the Trust.
(l) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until a court of competent jurisdiction makes final adjudication.
(m) To file all information and tax returns required of the Trustee.
(n) To furnish to the Employer and to the Plan
Administrator an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Employer and the Plan Administrator, except as to any act or transaction concerning which the Employer of the Plan Administrator files with the Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.
(o) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except the Trustee is not obliged nor required to do so unless indemnified to its satisfaction.
(B) Nondiscretionary Trustee Designation/
Appointment of Custodian. If the Employer, in its Adoption Agreement, designates the Trustee to administer the Trust as a nondiscretionary Trustee, then the Trustee will not have any discretion or authority with regard to the investment of the Trust Fund, but must act solely as a directed trustee of the funds contributed to it. A nondiscretionary Trustee, as directed trustee of the funds held by it under the Plan, is authorized and empowered, by way of limitation, with the following powers, rights and duties, each of which the nondiscretionary Trustee exercises solely as directed trustee in accordance with the written direction of the Named Fiduciary (except to the extent a Plan asset is subject to the control and the management of a properly appointed Investment Manager or subject to Employer or Participant direction of investment):
(a) To invest any part or all of the Trust Fund in any common or preferred stocks, open-end or closed-end mutual funds (including proprietary funds), put and call options traded on a national exchange, United
States retirement plan bonds, corporate bonds, debentures, convertible debentures, commercial paper,
U.S. Treasury bills, U.S. Treasury notes and other direct or indirect obligations of the United States
Government or its agencies, improved or unimproved real estate situated in the United States, limited partnerships, insurance contracts of any type, mortgages, notes or other property of any kind, real or personal, to buy or sell options on common stock on a nationally recognized options exchange with or without holding the underlying common stock, to open and to maintain margin accounts, to engage in short sales, to buy and sell commodities, commodity options and contracts for the future delivery of commodities, and to make any other investments the Named
Fiduciary deems appropriate.
(b) To retain in cash so much of the Trust Fund as the Named Fiduciary may direct in writing to satisfy liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account at reasonable interest.
(c) To invest, if the Trustee is a bank or similar financial institution supervised by the United States or by a State, in any type of deposit of the Trustee (or of a bank related to the Trustee within the meaning of Code ss.414(b)) at a reasonable rate of interest or in a common trust fund, as described in Code ss.584, or in a collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, which the Trustee
(or its affiliate, as defined in Code ss.1504) maintains exclusively for the collective investment of money contributed by the bank (or the affiliate) in its capacity as trustee and which conforms to the rules of the Comptroller of the Currency.
(d) To sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term even though commencing in the future or extending beyond the term of the Trust, and otherwise deal with all property, real or personal, in such manner, for such considerations and on such terms and conditions as the Named Fiduciary directs in writing.
(e) To credit and distribute the Trust Fund as directed by the Plan Administrator. The Trustee is not obliged to inquire as to whether any payee or distributee is entitled to any payment or whether the distribution is proper or within the terms of the Plan, or as to the manner of making any payment or distribution. The Trustee is accountable only to the Plan Administrator for any payment or distribution made by it in good faith on the order or the direction of the Plan Administrator.
(f) To borrow money, to assume indebtedness, extend mortgages and encumber by mortgage or pledge in accordance with and at the written direction of the Named Fiduciary.
(g) To have with respect to the Trust all of the rights of an individual owner, including the power to exercise any and all voting rights associated with Trust assets, to give proxies, to participate in any voting trusts, mergers, consolidations or liquidations, to tender shares and to exercise or sell stock subscriptions or conversion rights, provided the exercise of any such powers is in accordance with and at the written direction of the Named Fiduciary.
(h) To lease for oil, gas and other mineral purposes and to create mineral severances by grant or reservation; to pool or unitize interests in oil, gas and other minerals; and to enter into operating agreements and to execute division and transfer orders, provided the exercise of any such powers is in accordance with and at the written direction of the Named Fiduciary.
(i) To hold any securities or other property in the name of the nondiscretionary Trustee or its nominee, with depositories or agent depositories or in another form as the Named Fiduciary may direct in writing, with or without disclosing the custodial relationship.
(j) To retain any funds or property subject to any dispute without liability for the payment of interest, and to decline to make payment or delivery of the funds or property until a court of competent jurisdiction makes final adjudication.
(k) To file all information and tax returns required of the Trustee.
(l) To furnish to the Named Fiduciary, the Employer and the Plan Administrator an annual statement of account showing the condition of the Trust Fund and all investments, receipts, disbursements and other transactions effected by the nondiscretionary Trustee during the Plan Year covered by the statement and also stating the assets of the Trust held at the end of the Plan Year, which accounts are conclusive on all persons, including the Named Fiduciary, the Employer and the Plan Administrator, except as to any act or transaction concerning which the Named Fiduciary, the Employer or the Plan Administrator files with the nondiscretionary Trustee written exceptions or objections within 90 days after the receipt of the accounts or for which ERISA authorizes a longer period within which to object.
(m) To begin, maintain or defend any litigation necessary in connection with the administration of the Plan, except the Trustee is not obliged nor required to do so unless indemnified to its satisfaction.
Appointment of Custodian. The Employer may appoint a Custodian under the Plan, the acceptance by the Custodian indicated on the execution page of the Adoption
Agreement. If the Employer appoints a Custodian, the Plan must have a discretionary Trustee, as described in Section
10.03(A). A Custodian has the same powers, rights and duties as a nondiscretionary Trustee, as described in this
Section 10.03(B). The Custodian accepts the terms of the Plan and Trust by executing the Adoption Agreement. Any reference in the Plan to a Trustee also is a reference to a Custodian where the context of the Plan dictates. A limitation of the Trustee's liability by Plan provision also acts as a limitation of the Custodian's liability. Any action taken by the Custodian at the discretionary Trustee's direction satisfies any provision in the Plan referring to the Trustee's taking that action.
Modification of Powers/Limited Responsibility. The
Employer and the nondiscretionary Trustee (or the Custodian), in writing, may limit the powers of the Custodian or the nondiscretionary Trustee to any combination of powers listed within this Section 10.03(B).
If there is a Custodian or a nondiscretionary Trustee under the Plan, then the Employer, in adopting this Plan acknowledges the Custodian or the nondiscretionary
Trustee does not have any discretion with respect to the investment or the re-investment of the Trust Fund and the Custodian or the nondiscretionary Trustee is acting solely as a custodian or as a directed trustee with respect to the assets comprising the Trust Fund.
(C) Limitation of Powers of Certain Custodians. If a
Custodian is a bank which, under its governing state law, does not possess trust powers, then Paragraphs (a), (c) as it relates to common trust funds or collective investment funds, (d), (f), (g) and (h) of Section 10.03(B), Section
10.17 and Article XI do not apply to that bank and that bank only has the power and the authority to exercise the remaining powers, rights and duties under Section
10.03(B).
(D) Named Fiduciary/Limitation of Liability of
Nondiscretionary Trustee or Custodian. The Named
Fiduciary under the Plan has the sole responsibility for the management and the control of the Trust Fund, except with respect to a Plan asset under the control or the direction of a properly appointed Investment Manager or with respect to a Plan asset properly subject to Participant or Employer direction of investment. If the Employer appoints a discretionary Trustee, the Named Fiduciary is the discretionary Trustee. If the Employer appoints a Custodian, the Named Fiduciary is the discretionary
Trustee. Under a nondiscretionary Trustee designation, unless the Employer designates in writing another person or persons to serve as Named Fiduciary, the Named Fiduciary under the Plan is the president of a corporate Employer, the managing partner of a partnership Employer, the managing member of a limited liability company Employer or the sole proprietor, as appropriate. The Named Fiduciary will exercise its management and control of the Trust Fund through its written direction to the nondiscretionary Trustee or to the Custodian, whichever applies to the Plan.
The nondiscretionary Trustee or the Custodian does not have any duty to review or to make recommendations regarding investments made at the written direction of the Named Fiduciary. The nondiscretionary Trustee or the
Custodian must retain any investment obtained at the written direction of the Named Fiduciary until further directed in writing by the Named Fiduciary to dispose of such investment. The nondiscretionary Trustee or the Custodian is not liable in any manner or for any reason for making, retaining or disposing of any investment pursuant to any written direction of the Named Fiduciary. The
Employer will indemnify, defend and hold the nondiscretionary Trustee or the Custodian harmless from any damages, costs or expenses, including reasonable attorneys' fees, which the nondiscretionary Trustee or the Custodian may incur as a result of any claim asserted against the nondiscretionary Trustee, the Custodian or the Trust arising out of the nondiscretionary Trustee's or Custodian's full and timely compliance with any written direction of the Named Fiduciary.
(E) Participant Loans. This Section 10.03(E) specifically authorizes the Trustee to make loans on a nondiscriminatory basis to a Participant or to a Beneficiary in accordance with the loan policy established by the Plan
Administrator, provided: (1) the loan policy satisfies the requirements of Section 9.04; (2) loans are available to all Participants and Beneficiaries on a reasonably equivalent basis and are not available in a greater amount for Highly
Compensated Employees than for Nonhighly Compensated
Employees; (3) any loan is adequately secured and bears a reasonable rate of interest; (4) the loan provides for repayment within a specified time (however, the loan policy may suspend loan payments pursuant to Code ss.414(u)(4)) or otherwise in accordance with applicable
Treasury Regulations); (5) the default provisions of the note permit offset of the Participant's Vested Account
Balance only at the time when the Participant has a distributable event under the Plan, but without regard to whether the Participant consents to distribution as otherwise may be required under Section 6.01(A)(5); (6) the amount of the loan does not exceed (at the time the Plan extends the loan) the present value of the Participant's
Vested Account Balance; and (7) the loan otherwise conforms to the exemption provided by Code ss.4975(d)(1).
The loan policy may provide a Participant's loan default is a distributable event with respect to the defaulted amount, irrespective of whether the Participant otherwise has incurred a distributable event at the time of default, except as to amounts which the Participant used to secure his/her loan which remain subject to distribution restrictions under
Section 14.11 or are money purchase pension plan or target benefit plan balances which may not be distributed in-service at the time of default. If the joint and survivor requirements of Article VI apply to the Participant, the Participant may not pledge any portion of his/her Account
Balance as security for a loan unless, within the 90 day period ending on the date the pledge becomes effective, the Participant's spouse, if any, consents (in a manner described in Section 6.05 other than the requirement relating to the consent of a subsequent spouse) to the security or, by separate consent, to an increase in the amount of security.
A Participant who is an Owner-Employee (including other persons described in Code ss.4975(f)(6)), or who is a Shareholder-Employee may not receive a loan from the Plan, unless he/she has obtained a prohibited transaction exemption from the DOL.
(F) Investment in Qualifying Employer Securities and
Qualifying Employer Real Property. The Trustee (or as applicable, Investment Manager, Employer or Participant) may invest in qualifying Employer securities or in qualifying Employer real property, as defined in and as limited by ERISA. If the Employer's Plan is a profit sharing plan, the aggregate investments in qualifying Employer securities and in qualifying Employer real property may exceed 10% of the value of Plan assets, unless the Employer elects in its Adoption Agreement to restrict such investments to 10% (or to some other percentage which is less than 100%). Notwithstanding the foregoing, except where permitted under ERISA ss.407(b)(2), if the Plan includes a 401(k) arrangement, a participant's Deferral
Contributions Account accumulated in Plan Years beginning after December 31, 1998, including earnings thereon, may not be invested more than 10% in qualifying employer securities and qualifying employer real property, unless such investments are directed by the Participant or the Participant's Beneficiary.
(G) Modifications to or Substitution of Trust. The
Employer in its Standardized Adoption Agreement may not amend any provision of Article X (or any other provision of the Plan related to the Trust) except to specify the Trust year, the names of the Plan, the Employer, the Trustee, the Custodian, the Plan Administrator, other fiduciaries or the name of any pooled trust in which the Trust will participate. The Employer in its Nonstandardized Adoption
Agreement, in addition to the foregoing amendments, may amend or override the administrative provisions of Article
X (or any other provision of the Plan related to the Trust), including provisions relating to Trust investment and Trustee duties. Any such amendment: (1) must not conflict with any other provisions of the Plan (except as expressly are intended to override an existing Trust provision); (2)
must not cause the Plan to violate Code ss.401(a); and (3) must be made in accordance with Rev. Proc. 2000-20 or any successor thereto. The Employer using either a Standardized or Nonstandardized Adoption Agreement to establish its Plan, subject to the conditions (1), (2) and (3) described above, may elect to substitute in place of Article
X and the remaining trust provisions of the basic plan document, any other trust or custodial account agreement.
All Section 10.03(G) Trust modifications or substitutions are subject to Section 13.02 and require the written consent or signature of the Trustee.
(H) Cofiduciary Liability. Each fiduciary under the Plan is responsible solely for his/her or its own acts or omissions. A fiduciary does not have any liability for another fiduciary's breach of fiduciary responsibility with respect to the Plan and the Trust unless the fiduciary: (1) participates knowingly in or undertakes to conceal the breach; (2) has actual knowledge of the breach and fails to take reasonable remedial action to remedy the breach; or
(3) through negligence in performing his/her or its own specific fiduciary responsibilities that give rise to fiduciary status, the fiduciary has enabled the other fiduciary to commit a breach of the latter's fiduciary responsibility.
10.04 RECORDS AND STATEMENTS. The records of the Trustee pertaining to the Plan must be open to the inspection of the Plan Administrator and the Employer at all reasonable times and may be audited from time to time by any person or persons as the Employer or Plan
Administrator may specify in writing. The Trustee must furnish the Plan Administrator with whatever information relating to the Trust Fund the Plan Administrator considers necessary to perform its duties as Plan Administrator.
10.05 FEES AND EXPENSES FROM FUND. A
Trustee or a Custodian will receive reasonable compensation as may be agreed upon from time to time between the Employer and the Trustee or the Custodian. No person who is receiving full pay from the Employer may receive compensation (except for reimbursement of Plan expenses) for services as Trustee or as Custodian. The
Trustee will pay from the Trust Fund all fees and reasonable expenses incurred by the Plan, to the extent such fees and expenses are for the ordinary and necessary administration and operation of the Plan and are not "settlor expenses" as determined by the DOL unless the Employer pays such fees and expenses. Any fee or expense paid, directly or indirectly, by the Employer is not an Employer contribution to the Plan, provided the fee or the expense relates to the ordinary and necessary administration of the Trust Fund.
10.06 PARTIES TO LITIGATION. Except as
otherwise provided by ERISA, a Participant or a Beneficiary is not a necessary party or required to receive notice of process in any court proceeding involving the Plan, the Trust Fund or any fiduciary of the Plan. Any final judgment entered in any such proceeding will be binding upon the Employer, the Plan Administrator, the Trustee, Custodian, Participants and Beneficiaries and upon their successors and assigns.
10.07 PROFESSIONAL AGENTS. The Trustee may employ and pay from the Trust Fund reasonable compensation to agents, attorneys, accountants and other persons to advise the Trustee as in its opinion may be necessary. The Trustee reasonably may delegate to any agent, attorney, accountant or other person selected by it any non-Trustee power or duty vested in it by the Plan, and the Trustee may reasonably act or refrain from acting on the advice or opinion of any agent, attorney, accountant or other person so selected.
10.08 DISTRIBUTION OF CASH OR PROPERTY.
The Trustee will make Plan distributions in the form of cash except where: (1) the required form of distribution is a QJSA or QPSA which has not been waived; (2) the Plan is a restated Plan and under the prior Plan, distribution in the form of property ("in-kind distribution") is a Protected
Benefit (3) the Plan Administrator adopts a written policy which provides for in-kind distribution; or (4) the Employer is terminating the Plan, and in the reasonable judgement of the Trustee, some or all Plan assets may not within a reasonable time for making final distribution of Plan assets, be liquidated to cash or may not be so liquidated without undue loss in value. The Plan Administrator's policy under clause (3) may restrict in-kind distributions to certain types of Trust investments or specify any other reasonable and nondiscriminatory condition or restriction applicable to inkind distributions. Under clause (4), the Trustee will make
Plan termination distributions to Participants and Beneficiaries in cash, in-kind or in a combination of these forms, in a reasonable and nondiscriminatory manner which may take into account the preferences of the distributees. All in-kind distributions will be made based on the current fair market value of the property, as determined by the Trustee.
10.09 PARTICIPANT OR BENEFICIARY
INCAPACITATED. If, in the opinion of the Plan
Administrator or of the Trustee, a Participant or Beneficiary entitled to a Plan distribution is not able to care for his/her affairs because of a mental condition, a physical condition, or by reason of age, at the direction of the Plan
Administrator the Trustee may make the distribution to the Participant's or Beneficiary's guardian, conservator, trustee, custodian (including under a Uniform Transfers or Gifts to Minors Act) or to his/her attorney-in-fact or to other legal representative upon furnishing evidence of such status satisfactory to the Plan Administrator and to the Trustee.
The Plan Administrator and the Trustee do not have any liability with respect to payments so made and neither the Plan Administrator nor the Trustee has any duty to make inquiry as to the competence of any person entitled to receive payments under the Plan.
10.10 DISTRIBUTION DIRECTIONS. The Trustee must promptly notify the Plan Administrator of any unclaimed Plan distribution and then dispose of the distribution in accordance with the Plan Administrator's subsequent direction.
10.11 THIRD PARTY RELIANCE. A person dealing with the Trustee is not obligated to see to the proper application of any money paid or property delivered to the Trustee, or to inquire whether the Trustee has acted pursuant to any of the terms of the Plan. Each person dealing with the Trustee may act upon any notice, request or representation in writing by the Trustee, or by the Trustee's duly authorized agent, and is not liable to any person in so acting. The certificate of the Trustee that it is acting in accordance with the Plan is conclusive in favor of any person relying on the certificate.
10.12 MULTIPLE TRUSTEES. If more than two persons act as Trustee, a decision of the majority of such persons controls with respect to any decision regarding the administration or the investment of the Trust Fund or of any portion of the Trust Fund with respect to which such persons act as Trustee. If there is more than one Trustee, the Trustees jointly will manage and control the assets of the Trust Fund. However, the Trustees may allocate among themselves specific responsibilities or obligations or may authorize one or more of them, either individually or in concert, to exercise any or all of the powers granted to the Trustee under Article X. In addition, the signature of only one Trustee is necessary to effect any transaction on behalf of the Trust.
10.13 RESIGNATION AND REMOVAL. The
Trustee or the Custodian may resign its position by giving written notice to the Employer and to the Plan
Administrator. The Trustee's notice must specify the effective date of the Trustee's resignation, which date must be at least 30 days following the date of the Trustee's notice, unless the Employer consents in writing to shorter notice.
The Employer may remove a Trustee or a Custodian by giving written notice to the effected party. The
Employer's notice must specify the effective date of removal which date must be at least 30 days following the date of the Employer's notice, except where the Employer reasonably determines a shorter notice period or immediate removal is necessary to protect Plan assets.
In the event of the resignation or the removal of a Trustee, where no other Trustee continues to service, the Employer must appoint a successor Trustee if it intends to continue the Plan. If two or more persons hold the position of Trustee, in the event of the removal of one such person, during any period the selection of a replacement is pending, or during any period such person is unable to serve for any reason, the remaining person or persons will act as the Trustee. If the Employer fails to appoint a successor
Trustee as of the effective date of the Trustee resignation or removal and no other Trustee remains, the Trustee will treat the Employer as having appointed itself as Trustee and as having filed the Employer's acceptance of appointment as successor Trustee with the former Trustee. If state law prohibits the Employer from serving as successor Trustee, the appointed successor Trustee is the president of a corporate Employer, the managing partner of a partnership
Employer, the managing member of a limited liability company Employer or the sole proprietor, as appropriate. If the Employer removes and does not replace a Custodian, the discretionary Trustee will assume possession of Plan assets held by the former Custodian.
10.14 SUCCESSOR TRUSTEE ACCEPTANCE.
Each successor Trustee succeeds its predecessor Trustee by accepting in writing its appointment as successor Trustee and by filing the acceptance with the former Trustee and the Plan Administrator without the signing or filing of any further statement. The resigning or removed Trustee, upon receipt of acceptance in writing of the Trust by the successor Trustee, must execute all documents and do all acts necessary to vest the title of record in any successor
Trustee. Each successor Trustee has and enjoys all of the powers, both discretionary and ministerial, conferred under the Plan upon its predecessor. A successor Trustee is not personally liable for any act or failure to act of any predecessor Trustee, except as required under ERISA. With the approval of the Employer and the Plan Administrator, a successor Trustee, with respect to the Plan, may accept the account rendered and the property delivered to it by a predecessor Trustee without liability.
10.15 VALUATION OF TRUST. The Trustee must value the Trust Fund as of each Accounting Date to determine the fair market value of each Participant's
Account Balance in the Trust. The Trustee also must value the Trust Fund on such other valuation dates as directed in writing by the Plan Administrator or as the Adoption
Agreement may require.
10.16 LIMITATION ON LIABILITY - IF
INVESTMENT MANAGER, ANCILLARY TRUSTEE
OR INDEPENDENT FIDUCIARY APPOINTED. The
Trustee is not liable for the acts or omissions of any Investment Manager the Plan Administrator may appoint, nor is the Trustee under any obligation to invest or otherwise to manage any asset of the Trust Fund which is subject to the management of a properly appointed
Investment Manager. The Plan Administrator, the Trustee and any properly appointed Investment Manager may execute a written agreement as a part of this Plan delineating the duties, responsibilities and liabilities of the Investment Manager with respect to any part of the Trust
Fund under the control of the Investment Manager.
The limitation on liability described in this Section
10.16 also applies to the acts or omissions of any ancillary trustee or independent fiduciary properly appointed under
Section 10.18. However, if a discretionary Trustee, pursuant to the delegation described in Section 10.18, appoints an ancillary trustee, the discretionary Trustee is responsible for the periodic review of the ancillary trustee's actions and must exercise its delegated authority in accordance with the terms of the Plan and in a manner consistent with ERISA. The Employer, the discretionary
Trustee and an ancillary trustee may execute a written agreement as a part of this Plan delineating any indemnification agreement among the parties.
10.17 INVESTMENT IN GROUP TRUST FUND.
The Employer, by adopting this Plan, specifically authorizes the Trustee to invest all or any portion of the assets comprising the Trust Fund in any group trust fund which at the time of the investment provides for the pooling of the assets of plans qualified under Code ss.401(a). This authorization applies solely to a group trust fund exempt from taxation under Code ss.501(a) and the trust agreement of which satisfies the requirements of Revenue Ruling
81-100, or any successor thereto. The provisions of the group trust fund agreement, as amended from time to time, are by this reference incorporated within this Plan and Trust. The provisions of the group trust fund will govern any investment of Plan assets in that fund. The Employer must specify in an Addendum to its Adoption Agreement the group trust fund(s) to which this authorization applies.
If the Trustee is acting as a nondiscretionary Trustee, the investment in the group trust fund is available only in accordance with a proper direction, by the Named
Fiduciary, in accordance with Section 10.03(B). Pursuant to Paragraph (c) of Section 10.03(A), a Trustee has the authority to invest in certain common trust funds and collective investment funds without the need for the authorizing Addendum described in this Section 10.17.
Furthermore, at the Employer's direction, the Trustee, for collective investment purposes, may combine into one trust fund the Trust created under this Plan with the trust created under any other qualified retirement plan the Employer maintains. However, the Trustee must maintain separate records of account for the assets of each Trust in order to reflect properly each Participant's Account Balance under the qualified plans in which he/she is a participant.
10.18 APPOINTMENT OF ANCILLARY TRUSTEE
OR INDEPENDENT FIDUCIARY. The Employer, in writing, may appoint any qualified person in any state to act as ancillary trustee with respect to a designated portion of the Trust Fund, subject to any consent required under
Section 1.33. An ancillary trustee must acknowledge in writing its acceptance of the terms and conditions of its appointment as ancillary trustee and its fiduciary status under ERISA. The ancillary trustee has the rights, powers, duties and discretion as the Employer may delegate, subject to any limitations or directions specified in the agreement appointing the ancillary trustee and to the terms of the Plan or of ERISA. The investment powers delegated to the ancillary trustee may include any investment powers available under Section 10.03. The delegated investment powers may include the right to invest any portion of the assets of the Trust Fund in a common trust fund, as described in Code ss.584, or in any collective investment fund, the provisions of which govern the investment of such assets and which the Plan incorporates by this reference, but only if the ancillary trustee is a bank or similar financial institution supervised by the United States or by a state and the ancillary trustee (or its affiliate, as defined in Code ss.1504) maintains the common trust fund or collective investment fund exclusively for the collective investment of money contributed by the ancillary trustee
(or its affiliate) in a trustee capacity and which conforms to the rules of the Comptroller of the Currency. The Employer also may appoint as an ancillary trustee, the trustee of any group trust fund designated for investment pursuant to the provisions of Section 10.17.
The ancillary trustee may resign its position and the Employer may remove an ancillary trustee as provided in
Section 10.13 regarding resignation and removal of the Trustee or Custodian. In the event of such resignation or removal, the Employer may appoint another ancillary trustee or may return the assets to the control and management of the Trustee. The Employer may delegate its responsibilities under this Section 10.18 to a discretionary
Trustee under the Plan, but not to a nondiscretionary
Trustee or to a Custodian, subject to the acceptance by the discretionary Trustee of that delegation.
If the DOL requires engagement of an independent fiduciary to have control or management of all or a portion of the Trust Fund, the Employer will appoint such independent fiduciary, as directed by the DOL. The independent fiduciary will have the duties, responsibilities and powers prescribed by the DOL and will exercise those duties, responsibilities and powers in accordance with the terms, restrictions and conditions established by the DOL and, to the extent not inconsistent with ERISA, the terms of the Plan. The independent fiduciary must accept its appointment in writing and must acknowledge its status as a fiduciary of the Plan.
ARTICLE XI
PROVISIONS RELATING TO INSURANCE AND INSURANCE COMPANY
11.01 INSURANCE BENEFIT. The Employer may elect to provide incidental life insurance benefits for insurable Participants who consent to life insurance benefits by executing the appropriate insurance company application form. The Trustee will not purchase any incidental life insurance benefit for any Participant prior to a contribution allocation to the Participant's Account. At an insured Participant's written direction, the Trustee will use all or any portion of the Participant's Employee contributions, if any, to pay insurance premiums covering the Participant's life. This Section 11.01 also authorizes
(except if the Plan is a money purchase pension plan) the purchase of life insurance, for the benefit of the Participant, on the life of a family member of the Participant or on any person in whom the Participant has an insurable interest.
However, if the policy is on the joint lives of the Participant and another person, the Trustee may not maintain that policy if the other person predeceases the Participant.
The Employer will direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contracts, the amount of the coverage and the applicable dividend plan. Each application for a policy, and the policies themselves, must designate the Trustee as sole owner, with the right reserved to the Trustee to exercise any right or option contained in the policies, subject to the terms and provisions of this Plan. The Trustee must be the named beneficiary for the Account of the insured Participant. Proceeds of insurance contracts paid to the Participant's Account under this
Article XI are subject to the distribution requirements of
Article VI. The Trustee will not retain any such proceeds for the benefit of the Trust.
The Trustee will charge the premiums on any incidental benefit insurance contract covering the life of a Participant against the Account of that Participant and will treat the insurance contract as a directed investment of the Participant's Account, even if the Plan otherwise does not permit a Participant to direct the investment of his/her own
Account. The Trustee will hold all incidental benefit insurance contracts issued under the Plan as assets of the Trust created and maintained under the Plan.
(A) Incidental insurance benefits. The aggregate of life insurance premiums paid for the benefit of a Participant, at all times, may not exceed the following percentages of the aggregate of the Employer's contributions (including
Deferral Contributions and forfeitures) allocated to any Participant's Account: (i) 49% in the case of the purchase of ordinary life insurance contracts; or (ii) 25% in the case of the purchase of term life insurance or universal life insurance contracts. If the Trustee purchases a combination of ordinary life insurance contract(s) and term life insurance or universal life insurance contract(s), then the sum of one-half of the premiums paid for the ordinary life insurance contract(s) and the premiums paid for the term life insurance or universal life insurance contract(s) may not exceed 25% of the Employer contributions allocated to any Participant's Account.
(B) Exception for certain profit sharing plans. If the Plan is a profit sharing plan, the incidental insurance benefits requirement does not apply to the Plan if the Plan purchases life insurance benefits only from Employer contributions accumulated in the Participant's Account for at least two years (measured from the allocation date).
(C) Exception for other amounts. The incidental insurance benefits requirement does not apply to life insurance purchased with Employee contributions, rollover contributions, or earnings on Employer contributions.
11.02 LIMITATION ON LIFE INSURANCE
PROTECTION. The Trustee will not continue any life insurance protection for any Participant beyond his/her annuity starting date as defined in Section 6.01(A)(4). If the Trustee holds any incidental benefit insurance contract(s) for the benefit of a Participant when he/she terminates his/her employment (other than by reason of death), the Trustee must proceed as follows:
(a) If the entire cash value of the contract(s) is Vested in the terminating Participant, or if the contract(s) will not have any cash value at the end of the policy year in which Separation from Service occurs, the Trustee will transfer the contract(s) to the Participant endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust; subject however, to restrictions as to surrender or payment of benefits as the issuing insurance company may permit and as the Plan
Administrator directs;
(b) If only part of the cash value of the contract(s) is Vested in the terminating Participant, the Trustee, to the extent the Participant's interest in the cash value of the contract(s) is not Vested, may adjust the Participant's interest in the value of his/her Account attributable to Trust assets other than incidental benefit insurance contracts and proceed as in (a), or the Trustee must effect a loan from the issuing insurance company on the sole security of the contract(s) for an amount equal to the difference between the cash value of the contract(s) at the end of the policy year in which termination of employment occurs and the amount of the cash value that is Vested in the terminating
Participant, and the Trustee must transfer the contract(s) endorsed so as to vest in the transferee all right, title and interest to the contract(s), free and clear of the Trust;
subject however, to the restrictions as to surrender or payment of benefits as the issuing insurance company may permit and the Plan Administrator directs;
(c) If no part of the cash value of the contract(s) is Vested in the terminating Participant, the Trustee must surrender the contract(s) for cash proceeds as may be available.
In accordance with the written direction of the Plan
Administrator, the Trustee will make any transfer of contract(s) under this Section 11.02 on the Participant's annuity starting date (or as soon as administratively practicable after that date). The Trustee may not transfer any contract under this Section 11.02 which contains a method of payment not specifically authorized by Article
VI or which fails to comply with the joint and survivor annuity requirements, if applicable, of Article VI. In this regard, the Trustee either must convert such a contract to cash and distribute the cash instead of the contract, or before making the transfer, must require the issuing company to delete the unauthorized method of payment option from the contract.
11.03 DEFINITIONS. For purposes of this Article XI:
(a) "Policy" means an ordinary life, term life or universal life insurance contract issued by an insurer on the life of a Participant.
(b) "Issuing insurance company" is any life insurance company which has issued a policy upon application by the Trustee under the terms of this Plan.
(c) "Contract" or "Contracts" means a policy of insurance. In the event of any conflict between the provisions of this Plan and the terms of any contract or policy of insurance issued in accordance with this Article
XI, the provisions of the Plan control.
(d) "Insurable Participant" means a Participant to whom an insurance company, upon an application being submitted in accordance with the Plan, will issue insurance coverage, either as a standard risk or as a risk in an extra mortality classification.
11.04 DIVIDEND PLAN. The dividend plan is premium reduction unless the Plan Administrator directs the Trustee to the contrary. The Trustee must use all dividends for a contract to purchase insurance benefits or additional insurance benefits for the Participant on whose life the insurance company has issued the contract.
Furthermore, the Trustee must arrange, where possible, for all policies issued on the lives of Participants under the Plan to have the same premium due date and all ordinary life insurance contracts to contain guaranteed cash values with as uniform basic options as are possible to obtain. The term "dividends" includes policy dividends, refunds of premiums and other credits.
11.05 INSURANCE COMPANY NOT A PARTY TO
AGREEMENT. No insurance company, solely in its capacity as an issuing insurance company, is a party to this Plan nor is the company responsible for its validity.
11.06 NO RESPONSIBILITY FOR OTHERS. Except as required by ERISA, an issuing insurance company has no responsibility or obligation under the Plan to Participants or Beneficiaries for any act (unless the insurance company also serves in such capacities) required of the Employer, the Plan Administrator, the Trustee, the Custodian or any other service provider to the Plan. No insurance company, solely in its capacity as an issuing insurance company, need examine the terms of this Plan.
For the purpose of making application to an insurance company and in the exercise of any right or option contained in any policy, the insurance company may rely upon the signature of the Trustee and is held harmless and completely discharged in acting at the direction and authorization of the Trustee. An insurance company is discharged from all liability for any amount paid to the Trustee or paid in accordance with the direction of the Trustee, and is not obliged to see to the distribution or further application of any moneys the insurance company so pays.
11.07 DUTIES OF INSURANCE COMPANY. Each
insurance company must keep such records, make such identification of contracts, funds and accounts within funds, and supply such information as may be necessary for the proper administration of the Plan under which it is carrying insurance benefits.
Note: The provisions of this Article XI are not applicable, and the Plan may not invest in insurance contracts, if a Custodian signatory to the Adoption
Agreement is a bank which does not have trust powers from its governing state banking authority.
ARTICLE XII
TOP-HEAVY PROVISIONS
12.01 DETERMINATION OF TOP-HEAVY
STATUS. If this Plan is the only qualified plan maintained by the Employer, the Plan is top-heavy for a Plan Year if the top-heavy ratio as of the Determination Date exceeds
60%. The top-heavy ratio is a fraction, the numerator of which is the sum of the Account Balances of all Key
Employees as of the Determination Date and the denominator of which is a similar sum determined for all Employees.
The Plan Administrator must include in the top-heavy ratio, as part of the Account Balances, any contribution not made as of the Determination Date but includible under Code ss.416 and the applicable Treasury regulations, and distributions made within the Determination Period. The
Plan Administrator must calculate the top-heavy ratio by disregarding the Account Balance (and distributions, if any, of the Account Balance) of any Non-Key Employee who was formerly a Key Employee, and by disregarding the Account Balance (including distributions, if any, of the Account Balance) of an individual who has not received credit for at least one Hour of Service with the Employer during the Determination Period. The Plan Administrator must calculate the top-heavy ratio, including the extent to which it must take into account distributions, rollovers and transfers, in accordance with Code ss.416 and the regulations under that Code section.
If the Employer maintains other qualified plans
(including a simplified employee pension plan), or maintained another such plan now terminated, this Plan is top-heavy only if it is part of the Required Aggregation
Group, and the top-heavy ratio for the Required
Aggregation Group and for the Permissive Aggregation
Group, if any, each exceeds 60%. The Plan Administrator will calculate the top-heavy ratio in the same manner as required by the first two paragraphs of this Section 12.01, taking into account all plans within the Aggregation Group.
To the extent the Plan Administrator must take into account distributions to a Participant, the Plan Administrator must include distributions from a terminated plan which would have been part of the Required Aggregation Group if it were in existence on the Determination Date. The Plan
Administrator will calculate the present value of accrued benefits under defined benefit plans or the account balances under simplified employee pension plans included within the group in accordance with the terms of those plans, Code ss.416 and the regulations under that Code section.
If a Participant in a defined benefit plan is a Non-Key
Employee, the Plan Administrator will determine his/her accrued benefit under the accrual method, if any, which is applicable uniformly to all defined benefit plans maintained by the Employer or, if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional rule accrual method described in Code ss.411(b)(1)(C). If the Employer maintains a defined benefit plan, the Plan Administrator will use the actuarial assumptions (interest and mortality only) stated in that plan to calculate the present value of benefits from that defined benefit plan. If an aggregated plan does not have a valuation date coinciding with the Determination Date, the Plan Administrator must value the Account Balance in the aggregated plan as of the most recent valuation date falling within the twelve-month period ending on the Determination Date, except as Code ss.416 and applicable
Treasury regulations require for the first and for the second plan year of a defined benefit plan. The Plan Administrator will calculate the top-heavy ratio with reference to the Determination Dates that fall within the same calendar year. The top-heavy provisions of the Plan apply only for Plan Years in which Code ss.416 requires application of the top-heavy rules.
12.02 DEFINITIONS. For purposes of applying the top-heavy provisions of the Plan:
(a) "Compensation" means Compensation as determined under Section 3.18(b) for Code ss.415 purposes and includes Compensation for the entire Plan Year.
(b) "Determination Date" means for any Plan Year, the Accounting Date of the preceding Plan Year or, in the case of the first Plan Year of the Plan, the Accounting Date of that Plan Year.
(c) "Determination Period" means the 5-year period ending on the Determination Date.
(d) "Employer" means the Employer that adopts this Plan and any Related Employer.
(e) "Key Employee" means, as of any
Determination Date, any Employee or former Employee (or
Beneficiary of such Employee) who, at any time during the Determination Period: (i) has Compensation in excess of 50% of the dollar amount prescribed in Code ss.415(b)(1)(A)
(relating to defined benefit plans) and is an officer of the Employer; (ii) has Compensation in excess of the dollar amount prescribed in Code ss.415(c)(1)(A) (relating to defined contribution plans), owns a more than 1/2% interest in the Employer and is one of the Employees owning the ten largest interests in the Employer; (iii) is a more than 5% owner of the Employer; or (iv) is a more than 1% owner of the Employer and has Compensation of more than $150,000. The constructive ownership rules of Code ss.318
(or the principles of that Code section, in the case of an unincorporated Employer,) will apply to determine ownership in the Employer. The number of officers taken into account under clause (i) will not exceed the greater of 3 or 10% of the total number (after application of the Code ss.414(q) exclusions) of Employees, but no more than 50 officers. The Plan Administrator will make the determination of who is a Key Employee in accordance with Code ss.416(i)(1) and the regulations under that Code section.
(f) "Non-Key Employee" means an Employee who does not meet the definition of Key Employee.
(g) "Participant" means any Employee otherwise eligible to participate in the Plan but who is not entitled to receive any allocation under the Plan (or would have received a lesser allocation) for the Plan Year because of his/her Compensation level or because of his/her failure: (i) to make elective deferrals under a 401(k) arrangement; (ii) to make Employee contributions; or (iii) to complete 1,000
Hours of Service or any other service requirement the Employer specifies in its Adoption Agreement as a condition to receive an allocation except for employment on the last day of the Plan Year.
(h) "Permissive Aggregation Group" means the
Required Aggregation Group plus any other qualified plans maintained by the Employer, but only if such group would satisfy in the aggregate the nondiscrimination requirements of Code ss.401(a)(4) and the coverage requirements of Code ss.410. The Plan Administrator will determine the Permissive Aggregation Group.
(i) "Required Aggregation Group" means: (i) each qualified plan of the Employer in which at least one Key
Employee participates or participated at any time during the Determination Period (including terminated plans); and (ii) any other qualified plan of the Employer which enables a plan described in clause (i) to meet the requirements of Code ss.401(a)(4) or of Code ss.410.
12.03 TOP-HEAVY MINIMUM ALLOCATION. The
top-heavy minimum allocation requirement applies to the Plan only in a Plan Year for which the Plan is top-heavy. If the Plan is top-heavy in any Plan Year:
(a) Each Non-Key Employee who is a Participant
(as described in Section 12.02(g)) and employed by the Employer on the last day of the Plan Year will receive a top-heavy minimum allocation for that Plan Year.
(b) The top-heavy minimum allocation is equal to the lesser of 3% of the Non-Key Employee's Compensation for the Plan Year or the highest contribution rate for the Plan Year made on behalf of any Key Employee. However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code ss.401(a)(4) or the coverage rules of Code ss.410 (or another plan benefiting the Key
Employee so depends on such defined benefit plan), the top-heavy minimum allocation is 3% of the Non-Key
Employee's Compensation regardless of the contribution rate for the Key Employees.
(c) If, for a Plan Year, there are no allocations of Employer contributions or of forfeitures for any Key
Employee, the Plan does not require any top-heavy minimum allocation for the Plan Year, unless a top-heavy minimum allocation applies because of the maintenance by the Employer of more than one plan.
12.04 DETERMINING TOP-HEAVY
CONTRIBUTION RATES. In determining under Section
12.03(b) the highest contribution rate for any Key
Employee, the Plan Administrator takes into account all Employer contributions (including deferral contributions and including matching contributions but not including
Employer contributions to Social Security) and forfeitures allocated to the Participant's Account for the Plan Year, divided by his/her Compensation for the entire Plan Year.
For purposes of satisfying the Employer's top-heavy minimum allocation requirement, the Plan Administrator disregards the elective deferrals and matching contributions allocated to a Non-Key Employee's Account in determining the Non-Key Employee's contribution rate. However, the Plan Administrator operationally may include in the contribution rate of a Non-Key Employee any matching contributions not necessary to satisfy the nondiscrimination requirements of Code ss.401(k) or of Code ss.401(m).
To determine a Participant's contribution rate, the Plan
Administrator must treat all qualified top-heavy defined contribution plans maintained by the Employer (or by any Related Employer) as a single plan.
12.05 PLAN WHICH WILL SATISFY
TOP-HEAVY. The Plan will satisfy the top-heavy minimum allocation requirement in accordance with the following requirements:
(a) If the Employer makes the top-heavy minimum allocation to this Plan, the Employer will make any necessary additional contribution to this Plan. The Plan
Administrator first will allocate the Employer contributions
(and Participant forfeitures, if any) for the Plan Year in accordance with the provisions of Adoption Agreement
Section 3.04. The Employer then will contribute an additional amount for the Account of any Participant entitled under Section 12.03 to a top-heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under
Section 12.02, is less than the top-heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top-heavy minimum allocation. The Plan Administrator will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.
(b) If the Employer makes the top-heavy minimum allocation under another plan, this Plan does not provide the top-heavy minimum allocation and the Plan
Administrator will allocate the annual Employer contributions (and Participant forfeitures) under the Plan solely in accordance with the allocation method selected under Adoption Agreement Section 3.04.
12.06 TOP-HEAVY VESTING. If the Plan is topheavy and the Employer in its Adoption Agreement does not elect immediate vesting, the Employer must elect a topheavy
(or modified top-heavy) vesting schedule. The specified top-heavy vesting schedule applies to the Plan's first top-heavy Plan Year and to all subsequent Plan Years, except as the Employer otherwise elects in its Adoption
Agreement. If the Employer elects in its Adoption
Agreement to apply the specified top-heavy vesting schedule only in Plan Years in which the Plan is top-heavy, any change in the Plan's vesting schedule resulting from this election is subject to Section 5.11.
ARTICLE XIII
EXCLUSIVE BENEFIT, AMENDMENT, TERMINATION
13.01 EXCLUSIVE BENEFIT. Except as provided under Article III, the Employer does not have any beneficial interest in any asset of the Trust Fund and no part of any asset in the Trust Fund may ever revert to or be repaid to the Employer, either directly or indirectly; nor, prior to the satisfaction of all liabilities with respect to the Participants and their Beneficiaries under the Plan, may any part of the corpus or income of the Trust Fund, or any asset of the Trust Fund, be (at any time) used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries and for defraying reasonable expenses of administering the Plan.
However, if the Commissioner of Internal Revenue, upon the Employer's application for initial approval of this Plan, determines the Trust created under the Plan is not a qualified trust exempt from Federal income tax, then (and only then) the Trustee, upon written notice from the Employer, will return the Employer's contributions (and the earnings thereon) to the Employer. The immediately preceding sentence applies only if the Employer makes the application for the determination by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Employer adopted the Plan, or by such later date as the Internal Revenue Service may prescribe. The
Trustee must make the return of the Employer contribution under this Section 13.01 within one year of a final disposition of the Employer's request for initial approval of the Plan. The Employer's Plan and Trust will terminate upon the Trustee's return of the Employer's contributions.
13.02 AMENDMENT BY EMPLOYER. The
Employer, consistent with this Section 13.02 and other applicable Plan provisions, has the right, at any time:
(a) To amend the elective provisions of the Adoption Agreement in any manner it deems necessary or advisable;
(b) To add overriding language in the Adoption
Agreement to satisfy Code ss.ss.415 or 416 because of the required aggregation of multiple plans; and
(c) To add model amendments published by the Revenue Service (the adoption of which the Revenue
Service provides will not cause the Plan to be individually designed).
(A) Amendment Formalities. The Employer must make all Plan amendments in writing by means of substituted
Adoption Agreement pages or by restatement of the Adoption Agreement. The Employer (and Trustee if the
Trustee's written consent to the amendment is required under Section 10.03(G)), must execute a new Adoption
Agreement Execution Page each time the Employer amends the Plan. Each amendment must specify the date as of which the amendment is either retroactively or prospectively effective. See Section 7.12 for the effect of certain amendments adopted by the Employer which will result in the Employer's Plan losing Prototype Plan status.
(B) Impermissible Amendment/Protected Benefits. An amendment may not authorize or permit any of the Trust
Fund (other than the part required to pay taxes and reasonable administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates. An amendment may not cause or permit any portion of the Trust Fund to revert to or become a property of the Employer. Furthermore, the Employer may not make any amendment which affects the rights, duties or responsibilities of the Trustee or of the Plan Administrator without the written consent of the affected Trustee or the Plan Administrator.
An amendment (including the adoption of this Plan as a restatement of an existing plan) may not decrease a Participant's Account Balance, except to the extent permitted under Code ss.412(c)(8), and except as provided in Treasury regulations, may not reduce or eliminate Protected
Benefits determined immediately prior to the adoption date
(or, if later, the effective date) of the amendment. An amendment reduces or eliminates Protected Benefits if the amendment has the effect of either (1) eliminating or reducing an early retirement benefit or a retirement-type subsidy (as defined in Treasury regulations), or (2) except as provided by Treasury regulations, eliminating an optional form of benefit.
The Plan Administrator must disregard an amendment to the extent application of the amendment would fail to satisfy this Section 13.02(B). If the Plan Administrator must disregard an amendment because the amendment would violate clause (1) or clause (2), the Plan
Administrator must maintain a schedule of the early retirement option or other optional forms of benefit the Plan must continue for the affected Participants.
13.03 AMENDMENT BY PROTOTYPE PLAN
SPONSOR. The Prototype Plan Sponsor (or the mass submitter, as agent of the Prototype Plan Sponsor), without the Employer's consent, may amend the Plan and Trust, from time to time, in order to conform the Plan and Trust to any requirement for qualification of the Plan and Trust under the Internal Revenue Code. The Prototype Plan
Sponsor may not amend the Plan in any manner which would modify any election made by the Employer under the Plan without the Employer's written consent.
Furthermore, the Prototype Plan Sponsor may not amend the Plan in any manner which would violate the proscriptions of Section 13.02(B). If the Prototype Plan
Sponsor does not adopt the amendments made by the mass submitter, it will no longer be the sponsor of an identical or minor modifier Prototype Plan of the mass submitter.
13.04 PLAN TERMINATION OR SUSPENSION.
The Employer subject to Section 13.02(B) and by proper
Employer action has the right, at any time, to suspend or discontinue its contributions under the Plan and thereafter to continue to maintain the Plan (subject to such suspension or discontinuance) until the Employer terminates the Plan.
The Employer subject to Section 13.02(B) and by proper
Employer action has the right, at any time, to terminate this Plan and the Trust created and maintained under the Plan.
The Plan will terminate upon the first to occur of the following:
(a) The date terminated by proper action of the Employer; or
(b) The dissolution or merger of the Employer, unless a successor makes provision to continue the Plan, in which event the successor must substitute itself as the Employer under this Plan. Any termination of the Plan resulting from this Paragraph
(b) is not effective until compliance with any applicable notice requirements under ERISA.
13.05 FULL VESTING ON TERMINATION. Upon
either full or partial termination of the Plan, or, if applicable, upon complete discontinuance of profit sharing plan contributions to the Plan, an affected Participant's right to his/her Account Balance is 100% Vested, irrespective of the Vested percentage which otherwise would apply under
Article V.
13.06 POST TERMINATION PROCEDURE AND
DISTRIBUTION.
(A) General Procedure. Upon termination of the Plan, the distribution provisions of Article VI remain operative, with the following exceptions:
(1) if the Participant's Vested Account
Balance does not exceed $5,000 (or exceeds
$5,000 but is not "immediately distributable" in accordance with Section 6.01(A)(5)), the Plan
Administrator will direct the Trustee to distribute in cash (subject to Section 10.08) the Participant's
Vested Account Balance to him/her in lump sum as soon as administratively practicable after the Plan terminates; and
(2) if the present value of the Participant's
Vested Account Balance exceeds $5,000 and is immediately distributable, the Participant or the Beneficiary, may elect to have the Trustee commence distribution in cash (subject to Section
10.08) of his/her Vested Account Balance in a lump sum as soon as administratively practicable after the Plan terminates. If a Participant with consent rights under this paragraph (2) does not elect an immediate lump sum distribution with spousal consent if required, to liquidate the Trust, the Plan Administrator will purchase a deferred annuity contract for each Participant which protects the Participant's distribution rights under the Plan.
(B) Profit Sharing Plan. If the Plan is a profit sharing plan, in lieu of applying Section 13.06(A) and the distribution provisions of Article VI, the Plan
Administrator will direct the Trustee to distribute in cash
(subject to Section 10.08) each Participant's Vested
Account Balance, in lump sum, as soon as administratively practicable after the termination of the Plan, irrespective of the Participant's Vested Account Balance, the Participant's age and whether the Participant consents to that distribution. This paragraph does not apply if: (1) the Plan at termination provides an annuity option which is a Protected Benefit and which the Employer may not eliminate by Plan amendment; or (2) as of the period between the Plan termination date and the final distribution of assets, the Employer maintains any other defined contribution plan (other than an ESOP). The Employer, in an Addendum to its Adoption Agreement, may elect not to have this paragraph apply.
(C) Distribution restrictions under Code ss.401(k). If the Plan includes a 401(k) arrangement or if the Plan holds transferred assets described in Section 13.07 such that in either case, the distribution restrictions of Sections 14.03(d) and 14.11 apply, a Participant's restricted balances are distributable on account of Plan termination, as described in this Section 13.06, only if: (a) the Employer does not maintain a successor plan and the Plan Administrator distributes the Participant's entire Vested Account Balance in a lump sum; or (b) the Participant otherwise is entitled under the Plan to a distribution of his/her Vested Account
Balance.
A successor plan under clause (b) is a defined contribution plan (other than an ESOP) maintained by the Employer (or by a Related Employer) at the time of the termination of the Plan or within the period ending twelve months after the final distribution of assets. However, a plan is not a successor plan if less than 2% of the Employees eligible to participate in the terminating Plan are eligible to participate (beginning 12 months prior to and ending 12 months after the Plan's termination date) in the potential successor plan.
(D) "Lost Participants." If the Plan Administrator is unable to locate any Participant or Beneficiary whose Account becomes distributable upon Plan termination, the Plan Administrator will apply Section 9.11 except Section
9.11(B) does not apply.
(E) Continuing Trust Provisions. The Trust will continue until the Trustee in accordance with the direction of the Plan Administrator has distributed all of the benefits under the Plan. On each valuation date, the Plan
Administrator will credit any part of a Participant's
Account Balance retained in the Trust with its share of the Trust net income, gains or losses. Upon termination of the Plan, the amount, if any, in a suspense account under
Article III will revert to the Employer, subject to the conditions of the Treasury regulations permitting such a reversion. A resolution or an amendment to discontinue all future benefit accrual but otherwise to continue maintenance of this Plan, is not a termination for purposes of this Section 13.06.
13.07 MERGER/DIRECT TRANSFER. The Trustee possesses the specific authority to enter into merger agreements or direct transfer of assets agreements with the trustees of other retirement plans described in Code ss.401(a), including an elective transfer, and to accept the direct transfer of plan assets, or to transfer plan assets, as a party to any such agreement. Except as provided in Section
13.07(A), the Trustee may not consent to, or be a party to, any merger or consolidation with another plan, or to a transfer of assets or liabilities to another plan (or from the other plan to this Plan), unless immediately after the merger, consolidation or transfer, the surviving plan provides each Participant a benefit equal to or greater than the benefit each Participant would have received had the transferring plan terminated immediately before the merger or the consolidation or the transfer. The Trustee will hold, administer and distribute the transferred assets as a part of the Trust Fund and the Trustee must maintain a separate
Employer contribution Account for the benefit of the Employee on whose behalf the Trustee accepted the transfer in order to reflect the value of the transferred assets.
The Trustee may accept a direct transfer of plan assets on behalf of an Employee prior to the date the Employee satisfies the Plan's eligibility conditions. If the Trustee accepts such a direct transfer of plan assets, the Plan
Administrator and the Trustee must treat the Employee as a limited Participant as described in Section 4.04.
Sections 13.07(A) and (B) are effective for elective transfers made on or following September 6, 2000. Under an elective transfer which is made pursuant to Section
13.07(A) or (B), the Protected Benefits in the transferring plan are not required to be preserved under Section
13.02(B), except as provided in Section 13.07(B).
(A) Distributable Event Elective Transfer. The Trustee may consent to, or be a party to, a merger, consolidation or transfer of assets with another qualified plan in accordance with this Section 13.07(A).
A transfer between qualified plans is a distributable event elective transfer if: (1) the Participant has a right to immediate distribution from the transferor plan; (2) the transfer is voluntary, under a fully informed election by the Participant; (3) the Participant has an alternative that retains his/her Protected Benefits (including an option to leave his/her benefit in the transferor plan, if that plan is not terminating); (4) the transferor plan satisfies applicable consent and joint and survivor annuity requirements of the Code; (5) the amount transferred, together with the amount of any contemporaneous direct rollover of the Participant's remaining Vested Account Balance, constitutes the Participant's entire Vested Account Balance; (6) the
Participant has a 100% Vested interest in the transferred benefit in the transferee plan; and (7) if the transfer is from this Plan to a defined benefit plan, the transferee plan provides a benefit for the affected Participant equal to the benefit (expressed as an annuity payable at normal retirement age) derived solely with respect to the transferred assets.
An elective transfer under this Section 13.07(A) may occur between qualified plans of any type. Any direct transfer of assets from a defined benefit plan to this Plan which does not satisfy the requirements of this Section
13.07(A) renders the Plan individually-designed. See
Section 7.12.
Commencing January 1, 2002, the Trustee may not undertake an elective transfer of a Participant's Account under this Section 13.07(A) if the Participant is eligible to receive an immediate distribution of his/her entire Vested
Account Balance which would consist entirely of an eligible rollover distribution as described in Section
6.10(D).
(B) Transaction/Employment Change Elective
Transfer. The Trustee may consent to, or be a party to, a merger, consolidation or transfer of assets with another qualified defined contribution plan in accordance with this
Section 13.07(B).
A transfer is a transaction or employment change transfer irrespective of whether the Participant has a right to an immediate distribution from the transferor plan provided: (1) the transfer satisfies requirements (2) and (3) of Section 13.07(A); (2) the transfer only may occur as between plans described in applicable Treasury regulations;
(3) the transfer must occur in connection with a merger, asset or stock acquisition, or change in employment resulting in the participant's loss of right to additional allocations in the transferor plan or in such other circumstances as described in applicable Treasury regulations; (4) the transfer must consist of the Participant's entire Vested and non-Vested Account Balance within the transferor plan; and (5) the transferee plan must protect the QJSA and QPSA benefits (if any) in the transferor plan.
(C) Other Transfers. Any transfer which is not an elective transfer under Sections 13.07(A) or 13.07(B) and which includes Protected Benefits is subject to Section
13.02(B). The trustee of the transferee plan in receipt of assets which are Protected Benefits must preserve the Protected Benefits in accordance with applicable Treasury regulations. If the transferor plan contains a 401(k) arrangement with restricted balances as described in
Section 14.11, such balances remain subject in the transferee plan to the distribution restrictions described in
Section 14.03(d). Any transfer under this Section 13.07(C) from a defined benefit plan to this Plan must be in the form of the transfer of a paid up individual annuity contract which guarantees the payment of benefits in accordance with the transferor plan. Notwithstanding any Plan language to the contrary, if this Plan is a target benefit or money purchase pension plan, and the Trustee merges or the Employer converts by amendment the Plan into another type of defined contribution plan, the Employer operationally may elect whether to vest immediately the Participants' Account Balances.
ARTICLE XIV
CODE SECTION 401(k) AND CODE SECTION 401(m) ARRANGEMENTS
14.01 APPLICATION. This Article XIV applies to the
Plan only if the Employer is maintaining its Plan under a Code ss.401(k) Adoption Agreement.
14.02 401(k) ARRANGEMENT. The Employer under
Article III of its Adoption Agreement will elect the terms of the 401(k) arrangement as described in Code ss.401(k)(2), if any, under the Plan. If the Plan is a Standardized Plan, the 401(k) arrangement must be a salary reduction arrangement. If the Plan is a Nonstandardized Plan, the 401(k) arrangement may be a salary reduction arrangement or a cash or deferred arrangement, or both.
(A) Salary Reduction Arrangement. If the Employer in its Adoption Agreement Section 3.01 elects a salary reduction arrangement, a Participant (or an Employee in anticipation of becoming a Participant) may file a salary reduction agreement with the Plan Administrator. The salary reduction agreement may not be effective earlier than the following date which occurs last: (1) the Participant's Plan Entry Date (or, in the case of a reemployed
Employee, his/her re-participation date under
Article II); (2) the execution date of the Participant's salary reduction agreement; (3) the date the Employer adopts the 401(k) arrangement by executing the Adoption Agreement;
or (4) the effective date of the 401(k) arrangement, as specified in the Adoption Agreement.
A salary reduction agreement must specify the dollar amount of Compensation or percentage of Compensation the Participant wishes to defer. The salary reduction agreement will apply only to Compensation which becomes currently available to the Participant after the effective date of the salary reduction agreement. The Employer will apply a salary reduction election to the Participant's
Compensation as determined under Section 1.07 (and to increases in such Compensation) unless the Participant elects in his/her salary reduction agreement to limit the reduction to certain Compensation. The Plan Administrator in the Plan's salary reduction agreement form, subject to the Plan terms and applicable Revenue Service guidance, will specify additional rules and restrictions applicable to a Participant's salary reduction agreement.
(B) Cash or Deferred Arrangement. If the Employer in its Adoption Agreement Section 3.02 elects a cash or deferred arrangement, a Participant may elect to make a cash election against his/her proportionate share of the Employer's cash or deferred contribution, in accordance with the Employer's Adoption Agreement elections. A
Participant's proportionate share of the Employer's cash or deferred contribution is the percentage of the total cash or deferred contribution which bears the same ratio that the Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.
For purposes of determining each Participant's proportionate share of the cash or deferred contribution, a Participant's Compensation is his/her Compensation as determined under Section 1.07, excluding any effect the proportionate share may have on the Participant's
Compensation for the Plan Year. The Plan Administrator will determine the proportionate share prior to the Employer's actual contribution to the Trust, to provide the Participants the opportunity to file cash elections. The
Employer will pay directly to the Participant the portion of his/her proportionate share the Participant has elected to receive in cash.
(C) Negative Election. The Employer in its Adoption
Agreement may elect to apply prospectively to its Plan the negative election provisions of this Section 14.02(C).
Under a negative election, the Employer automatically will reduce the Compensation of each Participant who is not deferring an amount at least equal to the negative election amount, by the required election amount, except those Participants who timely make a contrary election under
Section 14.02(C)(1). Participants deferring an amount equal to or greater than the negative election amount are not subject to the Plan's negative election provisions. Amounts deferred under negative election are treated as elective deferrals for all purposes under the Plan. An Employer in its Adoption Agreement must elect whether the negative election applies to all Participants as of the effective date of the negative election or only to Employees whose Plan
Entry Date is on or following the effective date of the negative election.
(1) Participant's contrary election. A Participant may at any time elect not to defer any Compensation or to defer an amount which is less than the negative election amount ("contrary election"). A Participant's contrary election generally is effective as of the first payroll period for the month which follows the Participant's contrary election. However, a Participant may make a contrary election which is effective: (1) for the first payroll period in which he/she becomes a Participant if the Participant makes a contrary election within a reasonable period following the Participant's Entry Date and before the Compensation to which the election applies becomes currently available; or
(2) for the first payroll period following the effective date of the Employer's adoption of the negative election, if the Participant makes contrary election not later than the effective date of the negative election. A Participant's contrary election continues in effect until the Participant subsequently changes his/her Salary Reduction Agreement.
(2) Negative election notice. If the Employer in its Adoption Agreement adopts the negative election provision, the Plan Administrator must provide a notice to each Eligible Employee which explains the effect of the negative election and a Participant's right to make a contrary election, including the procedure and timing applicable to the contrary election. The Plan Administrator must provide the notice to an Eligible Employee a reasonable period prior to that Employee's commencement of participation in the Plan subject to the negative election.
A Plan Administrator also must notify annually those Participants then subject to the negative election of the existing negative election deferral percentage and the Participant's right to make a contrary election, including the procedure and timing applicable to the contrary election.
(D) Safe Harbor 401(k) Plan. The Employer in its
Adoption Agreement may elect to apply to its Plan the safe harbor provisions of this Section 14.02(D). Except as otherwise provided in this Plan, in the Code or in other applicable guidance, an Employer must elect the safe harbor plan provisions of this Section 14.02(D) and must satisfy the applicable notice requirements prior to the beginning of the Plan Year to which the safe harbor provisions apply. In addition, except as otherwise indicated, the electing Employer must apply the safe harbor provisions for the entire safe harbor Plan Year, including any short Plan Year. The provisions of this Section
14.02(D) apply to an electing Employer notwithstanding any contrary provision of the Plan and all other remaining
Plan terms continue to apply to the Employer's safe harbor plan. An Employer which elects and operationally satisfies the safe harbor provisions of this Section 14.02(D) is not subject to the nondiscrimination provisions of Section
14.08 (ADP test). An electing Employer which provides additional matching contributions as described in Section
14.02(D)(3) is subject to the nondiscrimination provisions of Section 14.09 (ACP test), unless the additional matching contributions satisfy the ACP test safe harbor described in
Section 14.02(D)(3).
(1) Safe Harbor - Compensation. For purposes of this Section 14.02(D), Compensation is limited as described in Section 1.07(E) and for purposes of allocating the Employer's safe harbor contribution and safe harbor matching contribution, the Employer must elect under its Adoption Agreement a nondiscriminatory definition of Compensation as described in Section 1.07(F). An
Employer in its Adoption Agreement also may elect to limit the amount of Compensation which is subject to deferral to any reasonable definition which: (a) permits a Participant to receive the maximum matching contribution, if any, available under the Plan; or (b) limits deferrals under the Plan to a whole percentage or dollar amount.
(2) Safe Harbor Contributions/ADP test safe harbor. An Employer which elects under this Section
14.02(D) to apply the safe harbor provisions, must make a contribution to the Plan which will satisfy the ADP test safe harbor ("safe harbor contribution"). The Employer in its Adoption Agreement must elect whether the Employer will make its safe harbor contribution in the form of: (a) a safe harbor nonelective contribution; (b) a basic matching contribution; or (c) an enhanced matching contribution. A safe harbor nonelective contribution is a fixed nonelective contribution in an amount the Employer elects in its Adoption Agreement and must equal at least 3% of each Participant's Compensation. A basic matching contribution is a fixed matching contribution equal to 100% of a Participant's elective deferrals which do not exceed 3% of Compensation, plus 50% of elective deferrals which exceed
3%, but which do not exceed 5% of Compensation. An enhanced matching contribution is a fixed matching contribution made in accordance with any formula the Employer elects in its Adoption Agreement under which, at any rate of elective deferrals, a Participant receives a matching contribution which is at least equal to the match the Participant would receive under the basic matching contribution formula and under which the rate of match does not increase as the rate of deferrals increases. Under a basic or enhanced safe harbor match, a Highly
Compensated Employee may not receive a greater rate of match than any Nonhighly Compensated Employee. The
Employer in its Adoption Agreement must elect the applicable time period for computing the Employer's safe harbor basic or enhanced matching contributions. The Plan
Administrator must allocate the Employer's safe harbor contribution without regard to the Section 3.06 allocation conditions, but the Plan Administrator will not allocate a safe harbor contribution where the allocation would exceed a Participant's Code ss.ss.415 or 402(g) limitation or where the Participant is suspended from making deferrals under
Section 14.11(A)(1). The Plan Administrator must allocate the safe harbor contribution to all Participants unless the Employer in an Addendum to its Adoption Agreement elects to limit the safe harbor allocation to Nonhighly
Compensated Employees. A Participant's Account Balance attributable to safe harbor contributions at all times 100%
Vested and subject to the distribution restrictions described in Section 14.03(d). An Employer's safe harbor contribution is not subject to nondiscrimination testing under Section 14.08 (ADP test) and if the safe harbor contribution is in the form of a basic matching contribution, it is not subject to nondiscrimination testing under Section
14.09 (ACP test). The Employer in its Adoption Agreement must elect whether to satisfy the ACP test safe harbor
Section 14.02(D)(3)(a) amount limitation with respect to the Employer's enhanced matching contributions or to test, using current year testing, its enhanced matching contributions under Section 14.09 (ACP test).
An Employer electing Section 14.02(D) which in its Adoption Agreement also elects to apply permitted disparity in allocating the Employer's nonelective contributions, may not include within the permitted disparity formula allocation, any of the Employer's safe harbor contributions. An Employer in its Adoption
Agreement may elect to make the safe harbor contribution to another defined contribution plan maintained by the Employer provided: (i) the Employer maintains its safe harbor 401(k) Plan using a Nonstandardized 401(k)
Adoption Agreement; or (ii) the Employer makes its safe harbor contribution to another defined contribution plan paired with the Employer's safe harbor 401(k) Plan.
(3) Additional Matching Contributions/ACP test safe harbor. An Employer which satisfies the ADP test safe harbor under Section 14.02(D)(2), in its Adoption
Agreement may elect to make matching contributions to the Plan which are in addition to the Employer's safe harbor contributions and which the Employer does not use to satisfy the ADP test safe harbor ("additional matching contributions"). The Employer in its Adoption Agreement must elect whether to subject the additional matching contributions to the ACP test safe harbor requirements of this Section 14.02(D)(3), or for the Plan Administrator to test, using current year testing, the additional matching contributions for nondiscrimination under Section 14.09
(ACP test). Under the ACP test safe harbor: (a) the Employer may not make matching contributions with respect to a Participant's deferral contributions which exceed 6% of Plan Year Compensation; (b) the amount of any discretionary matching contribution allocated to any Participant in Plan Years commencing after 1999 may not exceed 4% of the Participant's Plan Year Compensation; (c) the rate of matching contributions may not increase as the rate of deferrals increases; and (d) subject to application of any Section 3.06 allocation conditions, a Highly
Compensated Employee may not receive a greater rate of match than any Nonhighly Compensated Employee. The
Employer must elect in its Adoption Agreement the vesting schedule, allocation conditions and distribution provisions applicable to the Employer's additional matching contributions described in this Section 14.02(D)(3). If the Employer in its Adoption Agreement has elected to permit
Employee contributions under the Plan: (i) any Employee contributions do not satisfy the ACP test safe harbor and the Plan Administrator must test the Employee contributions under Section 14.09 (ACP test) using current year testing; and (ii) if the Employer in its Adoption
Agreement elects to match the Employee contributions, the Plan Administrator in applying the 6% amount limit in clause (a) must aggregate a Participant's deferral contribution and Employee contributions which are subject to the 6% limit.
(4) Safe Harbor notice. The Plan Administrator annually must provide a safe harbor notice to each Participant a reasonable period prior to each Plan Year for which the Employer in its Adoption Agreement has elected to apply the safe harbor provisions. For this purpose, the Plan Administrator is deemed to provide timely notice if the Plan Administrator provides the safe harbor notice at least 30 days and not more than 90 days prior to the beginning of the safe harbor Plan Year. The safe harbor notice must provide comprehensive information regarding the Participants' rights and obligations under the Plan and must be written in a manner calculated to be understood by the average Participant. If an Employee becomes eligible to participate in the Plan after the Plan Administrator has provided the annual safe harbor notice, the Plan
Administrator must provide the safe harbor notice no later than the Employee's Plan Entry Date. A Participant may make or modify a salary reduction agreement under the Employer's safe harbor 401(k) Plan for 30 days following receipt of the safe harbor notice, or if greater, for the period the Plan Administrator specifies in the salary reduction agreement.
(5) Mid-year changes in safe harbor status. The
Employer may amend its 401(k) Plan during any Plan Year to become a safe harbor plan under this Section 14.02(D) for that Plan Year, provided: (a) the Plan then is using current year testing; (b) the Employer amends the Plan to add the safe harbor provisions not later than 30 days prior to the end of the Plan Year and to apply the safe harbor provisions for the entire Plan Year; (c) the Employer elects to satisfy the safe harbor contribution requirement using the safe harbor nonelective contribution; and (d) the Plan
Administrator provides a notice to Participants prior to the beginning of the Plan Year for which the safe harbor amendment may become effective, that the Employer later may amend the Plan to a safe harbor plan for that Plan Year using the safe harbor nonelective contribution and if the Employer so amends the Plan, the Plan Administrator will provide a supplemental notice to Participants at least 30 days prior to the end of that Plan Year informing
Participants of the amendment. The Plan Administrator then must timely provide any supplemental notice required under this Section 14.02(D)(5). Except as otherwise specified, the Participant notices described in this Section
14.02(D)(5) also must satisfy the requirements applicable to safe harbor notices under Section 14.02(D)(4).
The Employer may amend its safe harbor 401(k) Plan during a Plan Year to reduce or eliminate prospectively, any safe harbor contribution which is a basic matching or enhanced matching contribution (under Section
14.02(D)(2)) provided: (i) the Plan Administrator provides a notice to the Participants which explains the effect of the amendment, specifies the amendment's effective date and informs Participants they will have a reasonable opportunity to modify their salary reduction agreements, and if applicable, Employee contributions; (ii) Participants have a reasonable opportunity and period prior to the effective date of the amendment to modify their salary reduction agreements, and if applicable, Employee contributions; and (iii) the amendment is not effective earlier than the later of: (a) 30 days after the Plan
Administrator gives notice of the amendment; or (b) the date the Employer adopts the amendment. An Employer which amends its safe harbor Plan to eliminate or reduce the safe harbor matching contribution under this Section
14.02(D)(5), or which terminates the Plan under Section
13.04 effective during the Plan Year, must continue to apply all of the safe harbor requirements of this Section
14.02(D) until the amendment or termination becomes effective and also must apply for the entire Plan Year, using current year testing, the nondiscrimination test under
Section 14.08 (ADP test), and if applicable, the nondiscrimination test under Section 14.09 (ACP test).
An Employer maintaining a profit sharing plan, stock bonus plan or pre-ERISA money purchase pension plan may during a Plan Year amend prospectively its Plan to become a safe harbor 401(k) plan provided: (a) the Employer's Plan is not a successor plan as described in Notice 98-1 or any subsequent applicable guidance; (b) the 401(k) arrangement is in effect for at least 3 months during the Plan Year; (c) the Plan Administrator provides the safe harbor notice described in Section 14.02(D)(4) a reasonable time prior to and not later than the effective date of the amendment; and (d) the Plan satisfies commencing on the effective date of the amendment, all of the safe harbor requirements of this Section 14.02(D).
(E) SIMPLE 401(k) Plan. The Employer in its
Standardized Code ss.401(k) Adoption Agreement may elect to apply prospectively to its Plan the SIMPLE 401(k) provisions of this Section 14.02(E) if: (1) the Plan Year is the calendar year; (2) the Employer (including Related
Employers under Section 1.26) has no more than 100
Employees who received Compensation of at least $5,000 in the immediately preceding calendar year; and (3) the Employer does not maintain any other plan as described in Code ss.219(g)(5), with respect to which contributions were made or benefits were accrued for Service by an eligible
Employee in the Plan Year to which the SIMPLE 401(k) provisions apply. If an electing Employer fails for any subsequent calendar year to satisfy all of the foregoing requirements, including where the Employer is involved in an acquisition, disposition or similar transaction under which the Employer satisfies Code ss.410(b)(6)(C)(1), the Employer remains eligible to maintain the SIMPLE 401(k)
Plan for two additional calendar years following the last year in which the Employer satisfied the requirements. The provisions of this Section 14.02(E) apply to an electing
Employer notwithstanding any contrary provision in the Plan.
(1) SIMPLE  Compensation. For purposes of this
Section 14.02(E), Compensation is limited as described in
Section 1.07(E) and: (a) in the case of an Employee, means
W-2 wages but increased by the Employee's elective deferrals under a 401(k) arrangement, SIMPLE IRA, SARSEP or 403(b) annuity; and (b) in the case of a Self
Employed Individual, means Earned Income determined without regard to contributions made to this Plan.
(2) Participant deferral contributions. Each eligible Employee may enter into a salary reduction agreement to make deferral contributions into the SIMPLE
401(k) Plan in an amount not exceeding $6,000 per calendar year, or such other amount as in effect under Code ss.408(p)(2)(E). A Participant may elect to make deferral contributions or modify a salary reduction agreement at any time in accordance with the Plan Administrator's SIMPLE
401(k) salary reduction agreement form, but must be provided at least 60 days prior to the beginning of each SIMPLE Plan Year or commencement of participation for this purpose. A Participant also may at any time terminate prospectively, his/her salary reduction agreement applicable to the Employer's SIMPLE 401(k) Plan.
(3) Employer SIMPLE 401(k) contributions. An
Employer which elects under this Section 14.02(E) to apply the SIMPLE 401(k) provisions, annually must make a SIMPLE 401(k) contribution to the Plan as described in this Section 14.02(E)(3). The Employer operationally must elect whether the Employer will contribute: (1) a matching contribution equal to each Participant's deferral contributions but not exceeding 3% of Plan Year
Compensation or such lower percentage as the Employer may elect under Code ss.408(p)(2)(C)(ii)(II); or (2) a nonelective contribution equal to 2% of Plan Year
Compensation for each Participant whose Compensation is at least $5,000. The Employer in its Adoption Agreement may not elect to apply any Section 3.06 allocation conditions to the Plan Administrator's allocation of Employer SIMPLE contributions.
(4) SIMPLE 401(k) notice. The Plan
Administrator must provide notice to each Participant a reasonable period of time before the 60th day prior to the beginning of each SIMPLE 401(k) Plan Year, describing the Participant's deferral election rights and the Employer's matching or nonelective contributions which the Employer will make for the Plan Year described in the notice.
(5) Application of remaining Plan provisions. All contributions to the SIMPLE 401(k) Plan are Annual
Additions subject to the limitations set forth in Article III.
No contributions other than those described in this Section
14.02(E) or rollover contributions described in Section 4.04 may be made to the SIMPLE 401(k) Plan. All contributions to the SIMPLE 401(k) Plan are 100% Vested at all times and in the event of a conversion of a non SIMPLE Plan into a SIMPLE 401(k) Plan, all Account Balances in existence on the first day of the Plan Year to which the SIMPLE
401(k) provisions apply, become 100% Vested. A SIMPLE
401(k) Plan is not subject to nondiscrimination testing under Section 14.08 (ADP test) or Section 14.09 (ACP test) of the Plan and is not subject to the top heavy provisions of
Article XII. Except as otherwise described in this Section
14.03(E), if an Employer has elected in its Adoption
Agreement to apply the SIMPLE 401(k) provisions of this
Section 14.03(E), the Plan Administrator will apply the remaining Plan provisions to Employer's Plan.
(F) Election not to participate. A Participant's or Employee's election not to participate, pursuant to Section
2.06, includes his/her right to enter into a salary reduction agreement or to share in the allocation of a cash or deferred contribution.
14.03 DEFINITIONS. For purposes of this Article
XIV:
(a) "Compensation" means, except as otherwise provided in this Article XIV, Compensation as defined for nondiscrimination purposes in Section 1.07(F).
(b) "Current year testing" means for purposes of the ADP test described in Section 14.08 and the ACP test described in Section 14.09, the use of data from the testing year in determining the ADP or ADP for the Nonhighly Compensated Group.
(c) "Deferral contributions" are salary reduction contributions and cash or deferred contributions the Employer contributes to the Trust on behalf of an eligible Employee, irrespective of whether, in the case of cash or deferred contributions, the contribution is at the election of the Employee. For salary reduction contributions, the terms "deferral contributions" and "elective deferrals" have the same meaning.
(d) "Distribution restrictions" means the Employee may not receive a distribution of the restricted balances described in Section 14.11 (nor earnings on those contributions) except in the event of: (1) the Participant's death, Disability, Separation from Service
(which for purposes of this Section 14.03(d), means as the Plan Administrator determines under applicable
Revenue Service guidance, including the "same desk" rule and Revenue Ruling 2000-27 with respect to certain asset sale transactions) or attainment of age 59
1/2, (2) financial hardship satisfying Section 14.11(A),
(3) Plan termination, without establishment of a successor defined contribution plan (other than an ESOP), (4) a sale by a corporate Employer of substantially all of the assets (within the meaning of Code ss.409(d)(2)) used in a trade or business of the Employer, to another corporation, but only to an Employee who continues employment with the corporation acquiring those assets, or (5) a sale by a corporate Employer of its interest in a subsidiary
(within the meaning of Code ss.409(d)(3)), but only to an Employee who continues employment with the subsidiary. A distribution described in clauses (3), (4) or (5) must be a lump sum distribution, and otherwise must satisfy Code ss.401(k)(10).
(e) "Elective deferrals" are all salary reduction contributions and that portion of any cash or deferred contribution which the Employer contributes to the Plan at the election of an eligible Employee. Any portion of a cash or deferred contribution contributed to the Trust because of the Employee's failure to make a cash election is an elective deferral. However, any portion of a cash or deferred contribution over which the Employee does not have a cash election is not an elective deferral. Elective deferrals do not include amounts which have become currently available to the Employee prior to the election nor amounts designated as an Employee contribution at the time of deferral or contribution. Elective deferrals are 100% vested at all times.
(f) "Eligible Employee" means, for purposes of the ADP test described in Section 14.08, an Employee who is eligible to enter into a salary reduction agreement for all or any portion of the Plan Year, irrespective of whether he/she actually enters into such an agreement, and a Participant who is eligible for an allocation of the Employer's cash or deferred contribution for the Plan Year. For purposes of the ACP test described in Section 14.09, an eligible
Employee is a Participant who is eligible to receive an allocation of matching contributions (or would be eligible if he/she made the type of contributions necessary to receive an allocation of matching contributions) and a Participant who is eligible to make Employee contributions, irrespective of whether he/she actually makes Employee contributions. An
Employee continues to be an eligible Employee during a period the Plan suspends the Employee's right to make elective deferrals or Employee contributions following a hardship distribution.
(g) "Employee contributions" are nondeductible contributions made by a Participant and designated, at the time of contribution, as an Employee contribution.
Elective deferrals and deferral contributions are not Employee contributions. Employee contributions are subject to Article IV.
(h) "Highly Compensated Employee" means an eligible Employee who satisfies the definition in
Section 1.14 of the Plan.
(i) "Highly Compensated Group" means the group of eligible Employees who are Highly Compensated
Employees for the Plan Year.
(j) "Matching contributions" are contributions made by the Employer on account of elective deferrals under a 401(k) arrangement or on account of Employee contributions. Matching contributions also include
Participant forfeitures allocated on account of such elective deferrals or Employee contributions.
(k) "Nonelective contributions" are contributions made by the Employer which are not subject to a deferral election by an Employee and which are not matching contributions.
(l) "Nonhighly Compensated Employee" means an eligible Employee who is not a Highly Compensated
Employee.
(m) "Nonhighly Compensated Group" means the group of eligible Employees who are Nonhighly
Compensated Employees for the Plan Year.
(n) "Prior year testing" means for purposes of the ADP test described in Section 14.08 and the ACP test described in Section 14.09, the use of data from the Plan Year immediately prior to the testing year in determining the ADP or ACP for the Nonhighly
Compensated Group.
(o) "Qualified matching contributions" are matching contributions which are 100% Vested at all times and which are subject to the distribution restrictions described in Section 14.03(d). Matching contributions are not 100% Vested at all times if the Employee has a 100% Vested interest because of his/her Years of Service taken into account under a vesting schedule.
Any matching contributions allocated to a Participant's qualified matching contributions Account under the Plan automatically satisfy and are subject to the definition of qualified matching contributions.
(p) "Qualified nonelective contributions" are nonelective contributions which are 100% Vested at all times and which are subject to the distribution restrictions described in Section 14.03(d). Nonelective contributions are not 100% Vested at all times if the Employee has a 100% Vested interest because of his/her Years of Service taken into account under a vesting schedule. Any nonelective contributions allocated to a Participant's qualified nonelective contributions Account under the Plan automatically satisfy and are subject to the definition of qualified nonelective contributions.
(q) "Regular matching contributions" are matching contributions which are not qualified matching contributions.
(r) "Safe harbor contributions" are Employer nonelective or matching contributions which the Plan
Administrator applies to satisfy the ADP test safe harbor under Code ss.401(k)(12)(B) or (C) and which are 100% Vested at all times and subject to the distribution restrictions described in Section 14.03(d).
Safe harbor contributions are not 100% Vested at all times if the Employee has a 100% Vested interest because of his/her Years of Service taken into account under a vesting schedule. Any nonelective contributions allocated to a Participant's safe harbor contributions Account, automatically satisfy and are subject to the definition of safe harbor contributions.
(s) "Salary reduction agreement" is a written election by a Participant to make salary reduction contributions as described in Section 14.02(A).
(t) "Salary reduction contributions" mean Employer contributions elected by a Participant to be made from the Participant's Compensation pursuant to a salary reduction agreement and which the Plan Administrator must allocate to the electing Participant's Account.
(u) "Testing year" means for purposes of the ADP test described in Section 14.08 and the ACP test described in Section 14.09, the Plan Year for which the ADP or ACP test is being performed.
14.04 MATCHING CONTRIBUTIONS/
EMPLOYEE CONTRIBUTIONS. The Employer in
Adoption Agreement Section 3.01 may elect to provide matching contributions. The Employer in Adoption
Agreement Section 4.02 also may elect to permit a Participant to make Employee contributions.
14.05 DEFERRAL DEPOSIT TIMING/EMPLOYER
CONTRIBUTION STATUS. The Employer must make salary reduction contributions to the Trust after withholding the corresponding Compensation from the Participant at the earliest date on which the contributions can reasonably be segregated from the Employer's general assets.
Furthermore, the Employer must make to the Trust salary reduction contributions, cash or deferred contributions, matching contributions (including qualified matching contributions), qualified nonelective contributions, safe harbor contributions and SIMPLE contributions no later than the time prescribed by the Code or ERISA. Salary reduction contributions and cash or deferred contributions are Employer contributions for all purposes under this Plan, except to the extent the Code prohibits the use of these contributions to satisfy the qualification requirements of the Code.
14.06 SPECIAL ACCOUNTING AND
ALLOCATION PROVISIONS. To make allocations under the Plan, the Plan Administrator must establish for each Participant, consistent with the Employer's elections under its Adoption Agreement, a deferral contributions Account, a nonelective contributions Account, a qualified matching contributions Account, a regular matching contributions
Account, a qualified nonelective contributions Account, a safe harbor contributions Account and a SIMPLE contributions account.
(A) Deferral contributions. The Plan Administrator will allocate to each Participant's deferral contributions Account the amount of deferral contributions the Employer makes to the Trust on behalf of the Participant. The Plan
Administrator will make this allocation as of the last day of each Plan Year or more frequently as it may determine to be appropriate and consistent with the Plan terms, including those providing for allocation of net income, gain or loss.
(B) Matching contributions. The Plan Administrator will allocate the Employer's matching contributions as of the last day of each Plan Year or more frequently as the Plan
Administrator may determine to be appropriate and consistent with the Plan terms, including those providing for allocation of net income, gain or loss. The Plan
Administrator may not allocate any fixed or discretionary matching contributions with respect to deferral contributions that are excess deferrals under Section 14.07.
For this purpose: (a) excess deferrals relate first to deferral contributions for the Plan Year not otherwise eligible for a matching contribution; and (b) if the Plan Year is not a calendar year, the excess deferrals for a Plan Year are the last elective deferrals made for a calendar year. The Plan
Administrator may not allocate a matching contribution to a Participant's Account to the extent the matching contribution exceeds the Participant's Annual Additions limitation in Part 2 of Article III. The provisions of Section
3.05 govern the treatment of any matching contribution the Plan Administrator allocates contrary to this Section
14.06(B), and the Plan Administrator will compute a Participant's ACP under Section 14.09 by disregarding the forfeiture.
(1) Fixed match. To the extent the Employer makes matching contributions under a fixed matching contribution formula set forth in the Employer's
Adoption Agreement, the Plan Administrator will allocate the matching contribution to the Account of the Participant on whose behalf the Employer makes that contribution. A fixed matching contribution formula is a formula under which the Employer contributes a specified percentage or dollar amount on behalf of a Participant based on that Participant's deferral contributions or Employee contributions eligible for a match. The Employer may contribute on a Participant's behalf under a specific matching contribution formula only if the Participant satisfies the allocation conditions for matching contributions, if any, the Employer elects in Adoption Agreement
Section 3.06. The Employer in its Adoption
Agreement may elect whether the Plan Administrator will allocate a fixed matching contribution as a qualified matching contribution or as a regular matching contribution.
(2) Discretionary match. To the extent the Employer makes matching contributions under a discretionary formula, the Plan Administrator will allocate the discretionary matching contributions to the Account of each Participant who satisfies the allocation conditions, if any, for matching contributions the Employer elects in Adoption
Agreement Section 3.06. The allocation of discretionary matching contributions to a Participant's
Account is in the same proportion that each Participant's deferral contributions bear to the total deferral contributions of all Participants. If the discretionary formula is a tiered formula, the Plan
Administrator will make this allocation separately with respect to each tier of deferral contributions, allocating in such manner the amount of the matching contributions made with respect to that tier. The
Employer operationally may direct the Plan
Administrator to allocate any discretionary match as a regular matching contribution or as a qualified matching contribution.
(3) Match on deferrals and Employee
contributions. If the matching contribution formula applies both to deferral contributions and to Employee contributions, the matching contributions apply first to deferral contributions.
(C) Qualified nonelective contributions. If the Employer operationally designates a nonelective contribution to be a qualified nonelective contribution for the Plan Year, the Plan Administrator will allocate that qualified nonelective contribution to the qualified nonelective contributions
Account of each Participant eligible for an allocation of that designated contribution, as the Employer elects in Adoption Agreement Section 3.04.
(D) Nonelective contributions. If the Employer makes a nonelective contribution for the Plan Year which the Employer does not designate as a qualified nonelective contribution, the Plan Administrator will allocate the nonelective contribution in accordance with Adoption
Agreement Section 3.04. For purposes of the nondiscrimination tests described in Sections 14.08 (ADP test), 14.09 (ACP test) and 14.10 (multiple use limitation), the Plan Administrator may treat nonelective contributions allocated under this Section 14.06(D) as qualified nonelective contributions, if the contributions otherwise satisfy the definition of qualified nonelective contributions.
The Employer, to facilitate the Plan Administrator's correction of test failures under Sections 14.08, 14.09 and 14.10, also may make qualified nonelective contributions to the Plan irrespective of whether the Employer in its Adoption Agreement has elected to provide nonelective contributions.
(E) Safe harbor contributions. If the Employer elects under Section 14.02(D) to apply the safe harbor provisions to the Plan, the Employer will allocate the safe harbor contributions to the safe harbor contributions Account of each Participant unless the Employer in an Addendum to its Adoption Agreement elects to limit safe harbor allocations to Nonhighly Compensated Employees.
(F) SIMPLE 401(k) Plan contributions. If the Employer elects under Section 14.02(E) to apply the SIMPLE 401(k) provisions to the Plan, the Employer will allocate the SIMPLE contributions to the SIMPLE contributions
Account of Participants eligible to receive an allocation of the Employer's SIMPLE contribution (including
Participants who make deferral contributions), as specified in Section 14.02(E).
14.07 ANNUAL ELECTIVE DEFERRAL
LIMITATION.
(A) Annual Elective Deferral Limitation. An
Employee's elective deferrals for a calendar year may not exceed the Code ss.402(g) limitation ("402(g) limitation").
The 402(g) limitation is the greater of $7,000 or the adjusted amount determined by the Secretary of the Treasury. If, pursuant to a salary reduction agreement or pursuant to a cash or deferral election, the Employer determines the Employee's elective deferrals to the Plan for a calendar year would exceed the 402(g) limitation, the Employer will suspend the Employee's salary reduction agreement, if any, until the following January 1 and pay in cash the portion of a deferral election which would result in the Employee's elective deferrals for the calendar year exceeding the 402(g) limitation. If the Plan Administrator determines an Employee's elective deferrals already contributed to the Plan for a calendar year exceed the 402(g) limitation, the Plan Administrator will distribute the amount in excess of the 402(g) limitation (the "excess deferral"), as adjusted for allocable income under Section
14.07(C), no later than April 15 of the following calendar year. If the Plan Administrator distributes the excess deferral by the appropriate April 15, the excess deferral is not an Annual Addition under Article III, and the Plan
Administrator may make the distribution irrespective of any other provision under this Plan or under the Code. The
Plan Administrator will reduce the amount of excess deferrals for a calendar year distributable to the Employee by the amount of excess contributions (as determined in Section 14.08), if any, previously distributed to the Employee for the Plan Year beginning in that calendar year. Elective deferrals distributed to an Employee as excess Annual Additions in accordance with Article III are not taken into account under the Employee's 402(g) limitation.
(B) More than One Plan. If an Employee participates in another plan subject to the 402(g) limitation under which he/she makes elective deferrals pursuant to a 401(k) arrangement, elective deferrals under a SARSEP, elective contributions under a SIMPLE IRA or salary reduction contributions to a tax-sheltered annuity (irrespective of whether the Employer maintains the other plan), the Employee may provide to the Plan Administrator a written claim for excess deferrals made to the Plan for a calendar year. The Employee must submit the claim no later than the March 1 following the close of the particular calendar year and the claim must specify the amount of the Employee's elective deferrals under this Plan which are excess deferrals. If the Plan Administrator receives a timely claim, it will distribute the excess deferral (as adjusted for allocable income) the Employee has assigned to this Plan, in accordance with the distribution procedure described in
Section 14.07(A).
(C) Allocable Income. For purposes of making a distribution of excess deferrals pursuant to this Section
14.07, allocable income means net income or net loss allocable to the excess deferrals for the calendar year (but not beyond the calendar year) in which the Employee made the excess deferral, determined in a manner which is uniform, nondiscriminatory and reasonably reflective of the manner used by the Plan Administrator to allocate income to Participants' Accounts.
14.08 ACTUAL DEFERRAL PERCENTAGE (ADP)
TEST. For each Plan Year, the Plan Administrator must determine whether the Plan's 401(k) arrangement satisfies either of the following ADP tests:
(i) The ADP for the Highly Compensated Group does not exceed 1.25 times the ADP of the Nonhighly
Compensated Group; or
(ii) The ADP for the Highly Compensated Group does not exceed the ADP for the Nonhighly
Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the ADP for the Highly Compensated Group is not more than twice the ADP for the Nonhighly Compensated
Group.
(A) Calculation of ADP. The ADP for a group is the average of the separate deferral percentages calculated for each eligible Employee who is a member of that group. An eligible Employee's deferral percentage for a Plan Year is the ratio of the eligible Employee's deferral contributions for the Plan Year to the Employee's Compensation for the Plan Year. In determining the ADP, the Plan Administrator must include any Highly Compensated Employee's excess deferrals, as described in Section 14.07(A), to this Plan or to any other Plan of the Employer and the Plan
Administrator will disregard any Nonhighly Compensated
Employee's excess deferrals. The Plan Administrator operationally may include in the ADP test, qualified nonelective contributions and qualified matching contributions the Plan Administrator does not use in the ACP test. The Plan Administrator, under prior year testing, may include qualified nonelective contributions or qualified matching contributions in determining the Nonhighly
Compensated Employee ADP only if the Employer makes such contribution to the Plan by the end of the testing year and the Plan Administrator allocates the contribution to the prior Plan Year. In determining whether the Plan's 401(k) arrangement satisfies either ADP test, the Plan
Administrator will use prior year testing, unless the Employer in Adoption Agreement Appendices A or B elects to use current year testing. An Employer may not change from current year testing to prior year testing except as provided in the Code or in other applicable guidance.
For the first Plan Year the Employer permits elective deferrals and the Plan is not a successor plan (as provided in the Code or in other applicable guidance), under prior year testing, the prior year ADP for the Nonhighly
Compensated Group is 3% unless the Employer in an Addendum to its Adoption Agreement elects to use the actual first year ADP for the Nonhighly Compensated
Group.
(B) Special aggregation rule for Highly Compensated
Employees. To determine the deferral percentage of any Highly Compensated Employee, the Plan Administrator must take into account any elective deferrals made by the Highly Compensated Employee under any other 401(k) arrangement maintained by the Employer, unless the elective deferrals are to an ESOP. If the plans containing the 401(k) arrangements have different plan years, the Plan
Administrator will determine the combined deferral contributions on the basis of the plan years ending in the same calendar year.
(C) Aggregation of certain 401(k) arrangements. If the Employer treats two or more plans as a single plan for coverage or nondiscrimination purposes, the Employer must combine the 401(k) arrangements under such plans to determine whether the plans satisfy the ADP test. This aggregation rule applies to the ADP determination for all eligible Employees, irrespective of whether an eligible
Employee is a Highly Compensated Employee or a Nonhighly Compensated Employee. An Employer may aggregate 401(k) arrangements under this Section 14.08(C) only if the plans have the same plan years and use the same testing method. An Employer may not aggregate an ESOP
(or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan). If the Employer aggregating
401(k) arrangements under this Section 14.08(C) is using prior year testing, the Plan Administrator must adjust the Nonhighly Compensated Group ADP for the prior year as provided in the Code or in other applicable guidance.
(D) Characterization of excess contributions. If, pursuant to this Section 14.08, the Plan Administrator has elected to include qualified matching contributions in the ADP test, the excess contributions are attributable proportionately to deferral contributions and to qualified matching contributions allocated on the basis of those deferral contributions. The Plan Administrator will reduce the amount of excess contributions for a Plan Year distributable to a Highly Compensated Employee by the amount of excess deferrals (as determined in Section
14.07), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.
(E) Distribution of excess contributions. If the Plan
Administrator determines the Plan fails to satisfy the ADP test for a Plan Year, the Trustee, as directed by the Plan
Administrator, must distribute the excess contributions, as adjusted for allocable income under Section 14.08(F), during the next Plan Year. However, the Employer may incur an excise tax with respect to the amount of excess contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first 2 1/2 months of that next Plan Year. The excess contributions are the amount of deferral contributions made by the Highly Compensated Employees which causes the Plan to fail the ADP test. The Plan Administrator will determine the total amount of the excess contributions to the Plan by starting with the Highly Compensated
Employee(s) who has the greatest deferral percentage, reducing his/her deferral percentage (but not below the next highest deferral percentage), then, if necessary, reducing the deferral percentage of the Highly Compensated
Employee(s) at the next highest deferral percentage level, including the deferral percentage of the Highly
Compensated Employee(s) whose deferral percentage the Plan Administrator already has reduced (but not below the next highest deferral percentage), and continuing in this manner until the ADP for the Highly Compensated Group satisfies the ADP test.
After the Plan Administrator has determined the total excess contribution amount, the Trustee, as directed by the Plan Administrator, then will distribute to each Highly
Compensated Employee his/her respective share of the excess contributions. The Plan Administrator will determine each Highly Compensated Employee's share of excess contributions by starting with the Highly
Compensated Employee(s) who has the highest dollar amount of elective deferrals, reducing his/her elective deferrals (but not below the next highest dollar amount of elective deferrals), then, if necessary, reducing the elective deferrals of the Highly Compensated Employee(s) at the next highest dollar amount of elective deferrals including the elective deferrals of the Highly Compensated
Employee(s) whose elective deferrals the Plan
Administrator already has reduced (but not below the next highest dollar amount of elective deferrals), and continuing in this manner until the Trustee has distributed all excess contributions.
(F) Allocable income. To determine the amount of the corrective distribution required under this Section 14.08, the Plan Administrator must calculate the allocable income for the Plan Year (but not beyond the Plan Year) in which the excess contributions arose. "Allocable income" means net income or net loss. To calculate allocable income for the Plan Year, the Plan Administrator will use a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan Administrator to allocate income to Participants' Accounts.
14.09 ACTUAL CONTRIBUTION PERCENTAGE
(ACP) TEST. For each Plan Year, the Plan Administrator must determine whether the annual Employer matching contributions (other than qualified matching contributions used in the ADP test under Section 14.08), if any, and the Employee contributions, if any, satisfy either of the following ACP tests:
(i) The ACP for the Highly Compensated Group does not exceed 1.25 times the ACP of the Nonhighly
Compensated Group; or
(ii) The ACP for the Highly Compensated Group does not exceed the ACP for the Nonhighly
Compensated Group by more than two percentage points (or the lesser percentage permitted by the multiple use limitation in Section 14.10) and the ACP for the Highly Compensated Group is not more than twice the ACP for the Nonhighly Compensated Group.
(A) Calculation of ACP. The ACP for a group is the average of the separate contribution percentages calculated for each eligible Employee who is a member of that group.
An eligible Employee's contribution percentage for a Plan
Year is the ratio of the eligible Employee's aggregate contributions for the Plan Year to the Employee's
Compensation for the Plan Year. "Aggregate contributions" are Employer matching contributions (other than qualified matching contributions used in the ADP test under Section
14.08) and Employee contributions (as defined in Section
14.03). The Plan Administrator operationally may include in the ACP test, qualified nonelective contributions and elective deferrals not used in the ADP test. The Plan
Administrator, under prior year testing, may include qualified nonelective contributions or qualified matching contributions in determining the Nonhighly Compensated
Employee ACP only if the Employer makes such contribution to the Plan by the end of the testing year and the Plan Administrator allocates the contribution to the prior Plan Year. In determining whether the Plan satisfies either ACP test, the Plan Administrator will use prior year testing, unless the Employer in Appendix A to its Adoption
Agreement elects to use the current year testing. An
Employer may not change from current year testing to prior year testing except as provided in the Code or in other applicable guidance. For the first Plan Year the Plan permits matching contributions or Employee contributions and the Plan is not a successor plan (as defined in the Code or in other applicable guidance), under prior year testing, the prior year ACP for the Nonhighly Compensated Group is 3% unless the Employer in an Addendum to its Adoption
Agreement elects to use the actual first year ACP for the Nonhighly Compensated Group.
(B) Special aggregation rule for Highly Compensated
Employees. To determine the contribution percentage of any Highly Compensated Employee, the aggregate contributions taken into account must include any matching contributions (other than qualified matching contributions used in the ADP test) and any Employee contributions made on his/her behalf to any other plan maintained by the Employer, unless the other plan is an ESOP. If the plans have different plan years, the Plan Administrator will determine the combined aggregate contributions on the basis of the plan years ending in the same calendar year.
(C) Aggregation of certain 401(m) arrangements. If the Employer treats two or more plans as a single for coverage or nondiscrimination purposes, the Employer must combine the 401(m) arrangements under such plans to determine whether the plans satisfy the ACP test. This aggregation rule applies to the ACP determination for all eligible
Employees, irrespective of whether an eligible Employee is a Highly Compensated Employee or a Nonhighly
Compensated Employee. An Employer may aggregate
401(m) arrangements under this Section 14.09(C) if where the plans have the same plan year and use the same testing method. An Employer may not aggregate an ESOP (or the ESOP portion of a plan) with a non-ESOP plan (or non-ESOP portion of a plan). If the Employer aggregating
401(m) arrangements under this Section 14.09(C) is using prior year testing, the Plan Administrator must adjust the Nonhighly Compensated Group ACP for the prior year as provided in the Code or in other applicable guidance.
(D) Distribution of excess aggregate contributions. The
Plan Administrator will determine excess aggregate contributions after determining excess deferrals under
Section 14.07 and excess contributions under Section
14.08. If the Plan Administrator determines the Plan fails to satisfy the ACP test for a Plan Year, the Trustee, as directed by the Plan Administrator, must distribute the Vested excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer may incur an excise tax with respect to the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate Highly Compensated
Employees during the first 2 1/2 months of that next Plan
Year. The excess aggregate contributions are the amount of aggregate contributions allocated on behalf of the Highly
Compensated Employees which causes the Plan to fail the ACP test. The Plan Administrator will determine the total amount of the excess aggregate contributions by starting with the Highly Compensated Employee(s) who has the greatest contribution percentage, reducing his/her contribution percentage (but not below the next highest contribution percentage), then, if necessary, reducing the contribution percentage of the Highly Compensated
Employee(s) at the next highest contribution percentage level, including the contribution percentage of the Highly
Compensated Employee(s) whose contribution percentage the Plan Administrator already has reduced (but not below the next highest contribution percentage), and continuing in this manner until the ACP for the Highly Compensated
Group satisfies the ACP test.
After the Plan Administrator has determined the total excess aggregate contribution amount, the Trustee, as directed by the Plan Administrator, then will distribute (to the extent Vested) to each Highly Compensated Employee his/her respective share of the excess aggregate contributions. The Plan Administrator will determine each Highly Compensated Employee's share of excess aggregate contributions by starting with the Highly Compensated
Employee(s) who has the highest dollar amount of aggregate contributions, reducing the amount of his/her aggregate contributions (but not below the next highest dollar amount of the aggregate contributions), then, if necessary, reducing the amount of aggregate contributions of the Highly Compensated Employee(s) at the next highest dollar amount of aggregate contributions, including the aggregate contributions of the Highly Compensated
Employee(s) whose aggregate contributions the Plan
Administrator already has reduced (but not below the next highest dollar amount of aggregate contributions), and continuing in this manner until the Trustee has distributed all excess aggregate contributions.
(E) Allocable income. To determine the amount of the corrective distribution required under this Section 14.09, the Plan Administrator must calculate the allocable income for the Plan Year (but not beyond the Plan Year) in which the excess aggregate contributions arose. "Allocable income" means net income or net loss. The Plan
Administrator will determine allocable income in the same manner as described in Section 14.08(F) for excess contributions.
(F) Characterization of excess aggregate contributions.
The Plan Administrator will treat a Highly Compensated
Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his/her Employee contributions, if any; (2) then as matching contributions allocable with respect to excess contributions determined under the ADP test described in Section 14.08; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching contributions which the Plan
Administrator has included in the ACP test; and (4) last to qualified nonelective contributions used in the ACP test. To the extent the Highly Compensated Employee's excess aggregate contributions are attributable to matching contributions, and he/she is not 100% Vested in his/her
Account Balance attributable to matching contributions, the Plan Administrator will distribute only the Vested portion and forfeit the nonVested portion. The Vested portion of the Highly Compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his/her Vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution).
14.10 MULTIPLE USE LIMITATION. If at least one
Highly Compensated Employee is includible in the ADP test under Section 14.08 and in the ACP test under Section
14.09, the sum of the Highly Compensated Group's ADP and ACP may not exceed the multiple use limitation.
The multiple use limitation is the sum of (i) and (ii):
(i) 125% of the greater of: (a) the ADP of the Nonhighly Compensated Group for the prior Plan
Year; or (b) the ACP of the Nonhighly
Compensated Group for the Plan Year beginning with or within the prior Plan Year of the 401(k) arrangement.
(ii) 2% plus the lesser of (i)(a) or (i)(b), but no more than twice the lesser of (i)(a) or (i)(b).
The Plan Administrator, in lieu of determining the multiple use limitation as the sum of (i) and (ii), may elect to determine the multiple use limitation as the sum of (iii) and (iv):
(iii)125% of the lesser of: (a) the ADP of the Nonhighly Compensated Group for the prior Plan
Year; or (b) the ACP of the Nonhighly
Compensated Group for the Plan Year beginning with or within the prior Plan Year of the 401(k) arrangement.
(iv) 2% plus the greater of (iii)(a) or (iii)(b), but no more than twice the greater of (iii)(a) or
(iii)(b).
If the Employer has elected in its Adoption Agreement to use current year testing, the multiple use limitation is calculated using the Nonhighly Compensated Group's current Plan Year data. The Plan Administrator will determine whether the Plan satisfies the multiple use limitation after applying the ADP test under Section 14.08 and the ACP test under Section 14.09 and using the deemed maximum corrected ADP and ACP percentages in the event the Plan failed either or both tests. If, after applying this Section 14.10, the Plan Administrator determines the Plan has failed to satisfy the multiple use limitation, the Plan Administrator will correct the failure by treating the excess amount as excess contributions under Section 14.08 or as excess aggregate contributions under Section 14.09, as the Plan Administrator determines in its sole discretion.
This Section 14.10 does not apply unless, prior to application of the multiple use limitation, the ADP and the ACP of the Highly Compensated Group each exceeds
125% of the respective percentages for the Nonhighly
Compensated Group.
14.11 DISTRIBUTION RESTRICTIONS. The
Employer in Adoption Agreement Section 6.01 must elect the distribution events permitted under the Plan. The distribution events applicable to the Participant's deferral contributions Account, qualified nonelective contributions
Account, qualified matching contributions Account and safe harbor contributions Account (collectively, "restricted balances") must satisfy the distribution restrictions described in Section 14.03(d).
(A) Hardship Distributions from Deferral
Contributions Account. The Employer must elect in
Adoption Agreement Section 6.01 whether a Participant may receive hardship distribution (as defined in Section
6.09) from his/her deferral contributions Account prior to the Participant's Separation from Service. A hardship distribution from the deferral contributions Account also must satisfy the requirements of this Section 14.11(A). A hardship distribution option may not apply to a Participant's qualified nonelective contributions Account, qualified matching contributions Account, nor to his/her safe harbor contributions Account except as provided in Paragraph (2).
(1) Restrictions. The following restrictions apply to a Participant who receives a hardship distribution from his/her deferral contributions Account: (a) the Participant may not make elective deferrals or Employee contributions to the Plan for the 12-month period following the date of his/her hardship distribution; (b) the distribution may not exceed the amount of the Participant's immediate and heavy financial need (including any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); (c) the Participant must have obtained all distributions, other than hardship distributions, and all nontaxable loans (determined at the time of the loan) currently available under this Plan and all other qualified plans maintained by the Employer; and (d) the Participant must limit elective deferrals under this Plan and under any other qualified plan maintained by the Employer, for the Participant's taxable year immediately following the taxable year of the hardship distribution, to the 402(g) limitation (as described in Section 14.07), reduced by the amount of the Participant's elective deferrals made in the taxable year of the hardship distribution. The suspension of elective deferrals and Employee contributions described in clause (a) also must apply to all other qualified plans and to all nonqualified plans of deferred compensation maintained by the Employer, other than any mandatory employee contribution portion of a defined benefit plan, including stock option, stock purchase and other similar plans, but not including health or welfare benefit plans (other than the cash or deferred arrangement portion of a cafeteria plan). The Plan Administrator, absent actual contrary knowledge, may rely on a Participant's written representation that the distribution is on account of hardship (as defined in Section 6.09) and also satisfies clause (b). In addition, clause (c) regarding loans does not apply if the loan to the Participant would increase the Participant's hardship need.
(2) Earnings. A hardship distribution may not include earnings on an Employee's elective deferrals credited after December 31, 1988. Qualified matching contributions and qualified nonelective contributions, and any earnings on such contributions, credited as of December 31, 1988, are subject to withdrawal for a hardship distribution only if the Employer in an Addendum to its Adoption Agreement elects to permit such withdrawals. The Addendum may modify the December 31, 1988, date for purposes of determining credited amounts, provided the date is not later than the end of the last Plan Year ending before July 1, 1989.
(B) Distributions after Separation from Service.
Following the Participant's Separation from Service, the distribution events applicable to the Participant apply equally to all of the Participant's Accounts.
14.12 SPECIAL ALLOCATION AND VALUATION
RULES. If the 401(k) arrangement provides for salary reduction contributions, if the Plan accepts Employee contributions, or if the Plan allocates matching contributions as of any date other than the last day of the Plan Year, the Employer in Adoption Agreement Sections
9.08 and 10.15 must elect the method the Plan
Administrator will apply to allocate net income, gain or loss to such contributions made during the Plan Year and any alternative valuation dates for the different Account types which the Plan Administrator maintains under the Plan.

                    DELTA AND PINE LAND COMPANY SAVINGS PLAN


(C) Copyright 2001 Wells Fargo Bank Texas, N.A.

                             ADOPTION AGREEMENT #005
                   NONSTANDARDIZED 401(k) PROFIT SHARING PLAN


         The undersigned, Delta and Pine Land Company ("Employer"), by executing this Adoption Agreement, elects to establish a retirement plan and trust ("Plan") under the Wells Fargo Bank Texas, N.A. Defined Contribution Master Plan and Trust Agreement (basic plan document # 01 ). The Employer, subject to the Employer's Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer's entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.

                                    ARTICLE I
                                   DEFINITIONS

1. PLAN (1.21). The name of the Plan as adopted by the Employer is
   Delta and Pine Land Company Savings Plan      .

2. TRUSTEE (1.33). The Trustee executing this Adoption Agreement is: (Choose one of (a), (b) or (c))

[ ] (a)  A discretionary Trustee. See Plan Section 10.03[A].

[X] (b)  A nondiscretionary Trustee. See Plan Section 10.03[B].

[ ] (c)  A Trustee under a separate trust agreement. See Plan Section 10.03[G].

3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)

[ ] (a)  No exclusions.

[ ] (b)  Collective bargaining Employees.

[ ] (c)  Nonresident aliens.

[X] (d)  Leased Employees.

[X] (e)  Reclassified Employees.

[ ] (f)  Classifications:       ------------

[ ] (g) Exclusions by types of contributions. The following classification(s) of Employees are not eligible for the specified contributions:

                         Employee classification:
                         Contribution type:

4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))

[ ] (a) W-2 wages increased by Elective Contributions.

[ ] (b) Codess.3401(a) federal income tax withholding wages increased by Elective Contributions.

[X] (c) 415 compensation.

[Note: Each of the Compensation definitions in (a), (b) and (c) includes Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]

Compensation taken into account. For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will determine the allocation of Employer contributions (excluding deferral contributions) by taking into account: (Choose one of (d) or (e))

[ ] (d) Plan Year. The Employee's Compensation for the entire Plan Year.

[X] (e) Compensation while a Participant. The Employee's Compensation only for the portion of the Plan Year in which the Employee actually is a Participant.

Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (n) as applicable. If the Employer elects to allocate its nonelective contribution under Plan Section 3.04 using permitted disparity, (i),
(j), (k) and (l) do not apply):

[X] (f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

[ ] (g) Elective Contributions. The Plan excludes a Participant's Elective
        Contributions. See Plan Section 1.07(D).

[ ] (h) Exclusion. The Plan excludes Compensation in excess of:  ------------

[ ] (i) Bonuses. The Plan excludes bonuses.

[ ] (j) Overtime. The Plan excludes overtime.

[ ] (k) Commissions. The Plan excludes commissions.

[ ] (l) Nonelective contributions. The following modifications apply to the definition of Compensation for nonelective contributions: ------------

[ ] (m) Deferral contributions. The following modifications apply to the
        definition of Compensation for deferral contributions:   ------------

[ ] (n) Matching contributions. The following modifications apply to the definition of Compensation for matching contributions: ------------

5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose
(a) or (b). Choose (c) if applicable)

[X] (a) December 31.

[ ] (b) Other:       ------------

[ ] (c) Short Plan Year: commencing on:             and ending on:             .

6. EFFECTIVE DATE (1.10). The Employer's adoption of the Plan is a: (Choose one of (a) or (b))

[ ] (a) New Plan. The Effective Date of the Plan is:       --------------

[X] (b) Restated Plan. The restated Effective Date is:    January 1, 1997

This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of: April 1, 1994 .

7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of Service is: (Choose one or more of (a) through (d) as applicable)

[X] (a) Actual Method. See Plan Section 1.15(B).

[ ] (b) Equivalency Method. The Equivalency Method is:  ----------------
        [Note: Insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."] See Plan Section 1.15(C).

[ ] (c) Combination Method. In lieu of the Equivalency Method specified in (b),
        the Actual Method applies for purposes of:   ----------------

[ ] (d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed
        Time Method applies for purposes of crediting Service for: (Choose one or more of (1), (2) or (3) as applicable)

        [ ] (1) Eligibility under Article II.

        [ ] (2) Vesting under Article V.

        [ ] (3) Contribution allocations under Article III.

8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan service with the following predecessor employer(s):
Greenfield Seed Company, Arizona Processing, Inc.; Ellis Brothers Seed, Inc.; Mississippi Seed, Inc.; Sure Grow Seed, Inc.; Cargill, Inc. (see
Appendix C); Mycogen (see Appendix C) and Hertz Cotton, Inc. (see Appendix C)

[Note: If the Plan does not credit any additional predecessor service under this
Section 1.30, insert "N/A" in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service:    ----------------

                                  ARTICLE II
                           ELIGIBILITY REQUIREMENTS

9.  ELIGIBILITY (2.01).

Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer's elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]

[X] (a) Age. Attainment of age 21 (not to exceed age 21).

[X] (b) Service. Service requirement. (Choose one of (1) through (5))

    [X] (1) One Year of Service.

    [ ] (2) Two Years of Service, without an intervening Break in Service.
            See Plan Section 2.03(A).

    [ ] (3) One Hour of Service (immediate completion of Service requirement).
            The Employee satisfies the Service requirement on his/her Employment Commencement Date.

    [ ] (4) ------------   months (not exceeding 24).

    [ ] (5) An Employee must complete Hours of Service within the time period following the Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

[ ] (c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions:
        (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

     (1) [ ] Deferral/Employee contributions: (Choose one of a. through d. Choose e. if applicable)

              a.  [ ] One Year of Service
              b.  [ ] One Hour of Service (immediate completion of
                      Service requirement)
              c.  [ ] months (not exceeding 12)
              d.  [ ] An Employee must complete Hours of Service within
                      the time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]

              e.  [ ] Age  ------------(not exceeding age 21)



     (2) [ ] Matching contributions: (Choose one of f. through i. Choose j. if applicable)

              f.  [ ] One Year of Service
              g.  [ ] One Hour of Service (immediate completion of
                      Service requirement)
              h.  [ ] months (not exceeding 24)
              i.  [ ] An Employee must complete Hours of Service within
                      the time period following an Employee's Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert "N/A" in the second blank line.]
              j.  [ ] Age ------------ (not exceeding age 21)


[ ]  (d)    Service requirements:  ------------
            [Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

[ ]  (e)    Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after . If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the
            Employee's Employment Commencement Date; or (iv) on the date the Employee attains age (not exceeding age 21).

Plan Entry Date. "Plan Entry Date" means the Effective Date and:
(Choose one of (f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect (k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]

[X] (f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

[ ]  (g) The first day of the Plan Year.

[ ]  (h) Employment Commencement Date (immediate eligibility).

[ ]  (i) The first day of each:              (e.g., "Plan Year quarter").

[ ]  (j) The following Plan Entry Dates:   ------------

[ ]  (k) Alternative 401(k)/401(m) Plan Entry Date(s). For the alternative
         401(k)/401(m) eligibility conditions under (c), Plan Entry Date means:
         (Choose (1) or (2) or both as applicable)

(1) [ ] Deferral/Employee contributions (2)  [ ]  Matching contributions)
(Choose one of a. through d.)                   (Choose one of e. through h.

a.  [ ] Semi-annual Entry Dates          e.  [  ] Semi-annual Entry Dates
b.  [ ] The first day of the Plan Year   f.  [  ] The first day of the Plan Year
c.  [ ] Employment Commencement Date     g.  [  ] Employment Commencement Date
        (immediate eligibility)                    (immediate eligibility)
d.  [ ] The first day of each:           h.  [  ] The first day of each:

Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]

[X] (l)  Immediately following or coincident with

[ ] (m)  Immediately preceding or coincident with

[ ] (n)  Nearest

[ ] (o) Alternative 401(k)/401(m) election(s): (Choose (1) or (2) or both as applicable)

    (1)  [ ]  Deferral contributions    (2)  [ ]  Matching contributions
                                              (Choose one of b., c. or d.)

         a.  [ ] Immediately following        b. [ ] Immediately following
                 or coincident with                  or coincident with
                                              c. [ ] Immediately preceding
                                                     or coincident with
                                              d. [ ]  Nearest

the date the Employee completes the eligibility conditions described in this
Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code ss.410(a); or (2) 6 months after the date the Employee completes those requirements.]

10. YEAR OF SERVICE - ELIGIBILITY (2.02). (Choose (a) and (b) as applicable): [Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or (b).]

[X] (a) Year of Service. An Employee must complete 1,000 Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[X] (b) Eligibility computation period. After the initial eligibility computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))

[X] (1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

[ ] (2) The 12-consecutive month period beginning with each anniversary of the Employee's Employment Commencement Date.

11. PARTICIPATION - BREAK IN SERVICE (2.03). The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))

[X] (a)  Not applicable. Does not apply to the Plan.

[ ] (b)  Applicable. Applies to the Plan and to all Participants.

[ ] (c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.

12. ELECTION NOT TO PARTICIPATE (2.06). The Plan: (Choose one of (a) or (b))

[X] (a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

[ ] (b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee's Plan Entry Date.

                                   ARTICLE III
         EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES

13. AMOUNT AND TYPE (3.01). The amount and type(s) of the Employer's contribution to the Trust for a Plan Year or other specified period will equal: (Choose one or more of (a) through (f) as applicable)13 p.66

[X] (a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant's salary reduction agreement and in accordance with Section 3.02.

[X] (b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with Section 3.03.

[ ] (c) Nonelective contributions (profit sharing). The following nonelective contribution (Choose (1) or (2) or both as applicable):
         [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its nonelective contribution. See Plan Section 3.04(F).]

         [ ] (1) Discretionary. An amount the Employer in its sole discretion may determine.

         [ ]  (2)  Fixed. The following amount:          ------------

[ ] (d) 401(k) safe harbor contributions. The following 401(k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1), (2) or (3). Choose (4), if applicable)

         [ ]  (1) Safe harbor nonelective contribution. The safe harbor
              nonelective contribution equals         % of
              a Participant's Compensation [Note: the amount in the blank must be at least 3%.].

         [ ] (2) Basic safe harbor matching contribution. A matching contribution equal to 100% of each Participant's deferral contributions not exceeding 3% of the Participant's Compensation, plus 50% of each Participant's deferral contributions in excess of 3% but not in excess of 5% of the Participant's Compensation. For this purpose, "Compensation" means Compensation for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Employer's basic safe harbor match, such as "each payroll period," "each month," "each Plan Year quarter" or "the Plan Year".]

         [ ]  (3) Enhanced safe harbor matching contribution.
              (Choose one of a. or b.).

              [ ]  a. Uniform percentage. An amount equal to         % of each
                   Participant's deferral contributions not exceeding     %
                   of the Participant's Compensation. For this purpose, "Compensation" means Compensation for:.
                   [See the Note in (d)(2).]

              [ ] b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant's deferral contribution percentage. For this purpose, "Compensation" means Compensation for: .
                   [See the Note in (d)(2).]

   Deferral Contribution Percentage               Matching Percentage

               -                                        -
               -                                        -
               -                                        -

[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code ss.ss.401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on its enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the "Deferral Contribution Percentage") for the matching contribution to 6% of Plan Year Compensation.]

[ ] (4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan:

     [ ] (e) Davis-Bacon contributions. The amount(s) specified for the applicable Plan Year or other applicable period in the Employer's Davis-Bacon contract(s). The Employer will make a contribution only to Participants covered by the contract and only with respect to Compensation paid under the contract. If the Participant accrues an allocation of nonelective contributions (including forfeitures) under the Plan in addition to the Davis-Bacon contribution, the Plan Administrator will: (Choose one of (1) or (2))

         [ ] (1) Not reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

         [ ] (2) Reduce the Participant's nonelective contribution allocation by the Davis-Bacon contribution.

    [ ] (f) Frozen Plan. This Plan is a frozen Plan effective: . For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.

14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee's deferral contributions: (If the Employer elects
    Section 3.01(a), the Employer must elect (a). Choose (b) or (c) as applicable)14 p.77

    [X] (a) Limitation on amount. An Employee's deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code: (Choose (1), (2) or (3) as applicable)

        [X] (1)  Maximum deferral amount:    80% of compensation

        [X] (2)  Minimum deferral amount:    1% of compensation and must be
            contributed in increments of 1%

        [ ] (3)  No limitations.

For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in
(1) or (2) to the Employee's Compensation: (Choose one of (4) or (5) unless the Employer elects (3))

        [ ] (4) Only for the portion of the Plan Year in which the Employee actually is a Participant.

        [X] (5) For the entire Plan Year.

            [ ] (b)  Negative deferral election. The Employer will withhold
                    % from the Participant's Compensation unless
                the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement. See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))

                [ ] (1) All Participants who have not deferred at least the automatic deferral amount as of:

                [ ] (2) Each Employee whose Plan Entry Date is on or following the negative election effective date.

            [ ] (c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution:
                (Choose one of (1) or (2))

                [ ] (1) All or any portion.       [ ] (2)           %.

Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan's salary reduction agreement form.

15. MATCHING CONTRIBUTIONS (INCLUDING ADDITIONAL SAFE HARBOR MATCH
UNDER PLAN SECTION 14.02(D)(3)) (3.03). The Employer matching contribution is:
(If the Employer elects Section 3.01(b), the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)15 p.77

[ ] (a) Fixed formula. An amount equal to   % of each Participant's deferral
    contributions.

[X] (b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's deferral contributions. The Employer, in its sole discretion, may designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer's discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution.

[ ] (c) Multiple level formula. An amount equal to the following percentages for each level of the Participant's deferral contributions. [Note: The matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

 Deferral Contributions                        Matching Percentage




[ ] (d) Related Employers. If two or more Related Employers contribute to this Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is: . [Note: If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant.]

Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each:
(Choose one of (e) through (h))

        [ ] (e) Plan Year.

        [ ] (f) Plan Year quarter.

        [X] (g) Payroll period.

        [ ] (h) Alternative time period: . [Note: Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.]

Deferral contributions taken into account. In determining a Participant's deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply: (Choose one of (i), (j) or (k))

        [ ] (i) All deferral contributions. The Plan Administrator will take into account all deferral contributions.

        [X] (j) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding 6 % of the Participant's Compensation. [Note: To avoid the ACP test in a safe harbor 401(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.]

        [ ] (k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant's Compensation as the Employer determines.

Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (l) or (m) or both if applicable)

        [ ] (l) Matching contribution limits. A Participant's matching contributions may not exceed: (Choose one of (1) or (2))

        [ ] (1) ------------ . [Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

        [ ] (2) 4% of a Participant's Compensation for the Plan Year under the discretionary matching contribution formula. [Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]

        [ ] (m)  Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching
            contributions specified in Adoption Agreement Section:            .
            The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two matching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution.]

16. CONTRIBUTION ALLOCATION (3.04).

Employer nonelective contributions (3.04(A)).The Plan Administrator will allocate the Employer's nonelective contribution under the following contribution allocation formula: (Choose one of (a), (b) or (c). Choose (d) if applicable)

[ ] (a) Nonintegrated (pro rata) allocation formula.

[ ] (b) Permitted disparity. The following permitted disparity formula and definitions apply to the Plan: (Choose one of (1) or (2). Also choose (3))

    [ ] (1) Two-tiered allocation formula.

    [ ] (2) Four-tiered allocation formula.

    [ ] (3) For purposes of Section 3.04(b), "Excess Compensation" means
        Compensation in excess of: (Choose one of a. or b.)

        [ ] a.    % of the taxable wage base in effect on the first day of the
            Plan Year, rounded to the next highest $         (not exceeding the
            taxable wage base).

        [ ] b.  The following integration level: ------------
            [Note: The integration level cannot exceed the taxable wage base in effect for the Plan Year for which this Adoption Agreement first is effective.]

[ ] (c) Uniform points allocation formula. Under the uniform points allocation formula, a Participant receives: (Choose (1) or both (1) and (2) as applicable)

    [ ] (1)    point(s) for each Year of Service. Year of Service means:

    [ ] (2) One point for each $     [not to exceed $200] increment of Plan
        Year Compensation.
[ ] (d) Incorporation of contribution formula. The Plan Administrator will allocate the Employer's nonelective contribution under Section(s) 3.01(c)(2), (d)(1) or (e) in accordance with the contribution formula adopted by the Employer under that Section.

Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer's qualified nonelective contributions to: (Choose one of (e) or (f))

[ ] (e) Nonhighly compensated Employees only.

[ ] (f) All Participants.

Related Employers. (Choose (g) if applicable)

[ ] (g) Allocate only to directly employed Participants. If two or more
    Related Employers adopt this Plan, the Plan Administrator will allocate all nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant's Compensation between or among the participating Related Employers. [Note: If the Employer does not elect 3.04(g), the Plan Administrator will allocate all nonelective contributions and forfeitures without regard to which contributing Related Employer directly employs the Participant. The Employer may not elect 3.04(g) under a safe harbor 401(k) Plan.]

17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even if the Employer elects immediate vesting, the Employer should complete Section 3.05. See Plan Section 9.11.]17 p.99

[X] (a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))

    [ ] (1) As a discretionary matching contribution.

    [X] (2) To reduce matching contributions.

    [ ] (3) As a discretionary nonelective contribution.

    [ ] (4) To reduce nonelective contributions.

[X] (b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1) through (4))

    [ ] (1) As a discretionary nonelective contribution.

    [X] (2) To reduce nonelective contributions.

    [ ] (3) As a discretionary matching contribution.

    [ ] (4) To reduce matching contributions.

[ ] (c) Reduce administrative expenses. First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b) as applicable.

Timing of forfeiture allocation. The Plan Administrator will allocate forfeitures under Section 3.05 in the Plan Year: (Choose one of (d) or (e))

[X] (d) In which the forfeiture occurs.

[ ] (e) Immediately following the Plan Year in which the forfeiture occurs.

18. ALLOCATION CONDITIONS (3.06)

Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, 401(k) safe harbor contributions (under
Section 3.01(d)) or to Davis-Bacon contributions (except as the Davis-Bacon contract provides). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s):
(Choose one or more of (a) through (i) as applicable)

[ ] (a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan Year: .

[ ] (b) Employment condition. The Participant must be employed by the Employer on the last day of the (designate time period).

[X] (c) No allocation conditions.

[ ] (d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Year: .

[ ] (e) Termination of Service/501 Hours of Service coverage rule. The
    Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant must complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

[ ] (f) Special allocation conditions for matching contributions. The
    Participant must complete at least Hours of Service during the (designate time period) for the matching contributions made for that time period.

[ ] (g) Death, Disability or Normal Retirement Age. Any condition specified in
    Section 3.06              applies if        the Participant incurs a
    Separation from Service during the Plan Year on account of:
    (e.g., death, Disability or Normal Retirement Age).

[ ] (h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan.

[ ] (i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions: . [Note:
    Any election to limit the Plan's allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

                                   ARTICLE IV
                            PARTICIPANT CONTRIBUTIONS

19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) if applicable) 19 p.1111

         [X] (a) Not permitted. The Plan does not permit Employee contributions.

         [ ] (b) Permitted. The Plan permits Employee contributions subject to the following limitations: . [Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

         [ ] (c) Matching contribution. For each Plan Year, the Employer's matching contribution made with respect to Employee
             contributions is:             .

                                    ARTICLE V
                              VESTING REQUIREMENTS

20. NORMAL/EARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b). Choose (c) if applicable)20 p.1111

[X] (a)  Specific age. The date the Participant attains age   65    .
    [Note: The age may not exceed age 65.]

[ ] (b) Age/participation. The later of the date the Participant attains years of age or the anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

[ ] (c) Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age or (ii) the date a Participant reaches his/her anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.

21. PARTICIPANT'S DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan
Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)

[ ] (a) Death.

[ ] (b) Disability.

22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions, 401(k) safe harbor contributions and Davis-Bacon contributions (unless otherwise indicated in (f)). The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions: (Choose (a) or choose one or more of (b) through (f) as applicable)22 p.1111

[ ] (a) Immediate vesting. 100% Vested at all times. [Note: The Employer must elect (a) if the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

[X] (b) Top-heavy vesting schedules. [Note: The Employer must choose one of (b)(1), (2) or (3) if it does not elect (a).]

[ ] (1) 6-year graded as specified in the Plan.
[X] (2) 3-year cliff as specified in the Plan.
[ ] (3) Modified top-heavy schedule

               Years of                              Vested
               Service                             Percentage

             Less than 1 ...................               %
                1 ..........................               %
                2 ..........................               %
                3 ..........................               %
                4 ..........................               %
                5 ..........................               %
                6 or more ..................            100%


[ ] (c) Non-top-heavy vesting schedules. [Note: The Employer may elect one of (c)(1), (2) or (3) in addition to (b).]

[ ] (1) 7-year graded as specified in the Plan.
[ ] (2) 5-year cliff as specified in the Plan.
[ ] (3) Modified non-top-heavy schedule

               Years of                              Vested
               Service                             Percentage

             Less than 1 ...................               %
                1 ..........................               %
                2 ..........................               %
                3 ..........................               %
                4 ..........................               %
                5 ..........................               %
                6 ..........................               %
                7 or more ..................            100%


If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code ss.416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code ss.411(a)(2).]

[ ] (d) Separate vesting election for regular matching contributions.
    In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant's regular matching contributions:
    (Choose one of (1) or (2))

    [ ] (1) 100% Vested at all times.

    [ ] (2) Regular matching vesting schedule:             .
        [Note: The vesting schedule completed under (d)(2) must comply with Codess.411(a)(4).]

[ ] (e) Application of top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

[ ] (f) Special vesting provisions: . [Note: Any special vesting provision must satisfy Code ss.411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4).]

23. YEAR OF SERVICE - VESTING (5.06). (Choose (a) and (b)): [Note: If the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]

[X] (a) Year of Service. An Employee must complete at least 1,000 Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

[X] (b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or (2))

[X] (1) Plan Year.

[ ] (2) Employment year (anniversary of Employment Commencement Date).

24. EXCLUDED YEARS OF SERVICE - VESTING (5.08). The Plan excludes the following Years of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through (f) as applicable)24 p.1313

[ ] (a) None. None other than as specified in Plan Section 5.08(a).

[ ] (b) Age 18. Any Year of Service before the Year of Service during which the
    Participant attained the age of 18.

[ ] (c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

[X] (d) Parity Break in Service. Any Year of Service excluded under the rule of parity. See Plan Section 5.10.

[ ] (e) Prior Plan terms. Any Year of Service disregarded under the terms of the Plan as in effect prior to this restated Plan.

[ ] (f) Additional exclusions. Any Year of Service before:              .
    [Note: Any exclusion specified under (f) must comply with Code ss.411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code ss.401(a)(4). If the Employer elects immediate vesting, the Employer should not complete Section 5.08.]

                                   ARTICLE VI
                         DISTRIBUTION OF ACCOUNT BALANCE

25. TIME OF PAYMENT OF ACCOUNT BALANCE (6.01). The following time of distribution elections apply to the Plan:25 p.1313

Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(A)(1), the Trustee will distribute in a lump sum (regardless of the Employer's election under Section 6.04) a separated Participant's Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))

[X] (a) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[ ] (b) Designated Plan Year. As soon as administratively practicable  in the
          Plan Year beginning after the Participant's Separation from Service.

[ ] (c) Designated Plan Year quarter. As soon as administratively practicable
    in the              Plan Year quarter beginning after the Participant's
    Separation from Service.

[ ] (d) Designated distribution. As soon as administratively practicable in the:
              following the Participant's Separation from Service.
    [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Codess.401(a)(4).]

Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (j) if applicable)

[X] (e) Immediate. As soon as administratively practicable following the Participant's Separation from Service.

[ ] (f) Designated Plan Year. As soon as administratively practicable in the
              Plan Year beginning after the Participant's Separation from Service.

[ ] (g) Designated Plan Year quarter. As soon as administratively practicable
    in the              Plan Year quarter following the Plan Year quarter in
    which the Participant elects to receive a distribution.

[ ] (h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01(A)(2).

[ ] (i) Designated distribution. As soon as administratively practicable in the:
             following the Participant's Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Codess.401(a)(4).]

[ ] (j)  Limitation  on  Participant's  right  to  delay  distribution.  A
     Participant may not elect to delay commencement of distribution of his/her Vested Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. [Note: If the Employer does not elect (j), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date.
     See Plan Section 6.01(A)(2).]

Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(C). (Choose (k) or choose one or more of (l) through (o) as applicable). [Note: If the Employer elects any in-service distributions option, a Participant may elect to receive one in-service distribution per Plan Year unless the Plan's in-service distribution form provides for more frequent in-service distributions.]

[ ] (k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan
     Section 6.01(C).

[X] (l) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant's Account Balance attributable to deferral contributions if: (Choose one or more of (1), (2) or (3) as applicable)

[X] (1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

    [X] (2) Age. The Participant has attained age 59 1/2
        (Must be at least age 59 1/2).

[ ] (3) Disability. The Participant has incurred a Disability.

[ ] (m) Qualified nonelective contributions/qualified matching contributions/ safe harbor contributions. Distribution of all or any portion of a Participant's Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401(k) safe harbor contributions if: (Choose (1) or (2) or both as applicable)

    [ ] (1) Age. The Participant has attained age
        (Must be at least age 59 1/2).

    [ ] (2) Disability. The Participant has incurred a Disability.

    [X] (n) Nonelective contributions/regular matching contributions.
         Distribution of all or any portion of a Participant's Vested Account Balance attributable to nonelective contributions or to regular matching contributions if: (Choose one or more of (1) through (5) as applicable)

     [X] (1) Age/Service conditions. (Choose one or more of a. through d. as applicable):

         [X] a. Age. The Participant has attained age 59 1/2 .

         [ ] b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed for a period of not less than Plan Years before the distribution date. [Note:
             The minimum number of years is 2.]

         [ ] c. Five years of participation. The Participant has participated
             in the Plan for at least              Plan Years.
             [Note: The minimum number of years is 5.]

         [ ] d.  Vested. The Participant is             % Vested in his/her
             Account Balance. See Plan Section 5.03(A). [Note: If an Employer makes more than one election under Section 6.01(n)(1), a Participant must satisfy all conditions before the Participant is eligible for the distribution.]

     [ ] (2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

     [X] (3) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

     [ ] (4) Disability. The Participant has incurred a Disability.

     [ ] (5) Designated condition. The Participant has satisfied the following condition(s): . [Note: Any designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

     [X] (o) Participant contributions. Distribution of all or any portion of a Participant's Account Balance attributable to the following Participant contributions described in Plan Section 4.01: (Choose one of (1), (2) or (3))

         [X] (1) All Participant contributions.

         [ ] (2) Employee contributions only.

         [ ] (3) Rollover contributions only.

Participant loan default/offset. See Section 6.08 of the Plan.

26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03: (Choose one or more of (a) through (d) as applicable)26 p.1515

         [X] (a) Lump sum.

         [ ] (b) Installments.

         [X] (c) Installments for required minimum distributions only.

         [X] (d) Annuity distribution option(s): Annuities are not permitted. A Participant may elect a periodic payment method providing for a combination of single sum payments on the dates and in the amounts specified by the Participant (subject to a $100 minimum for any such payment) .
         [Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]

27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04:
(Choose one of (a) or (b))

         [X] (a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

         [ ] (b) Applicable. Apply to all Participants.

                                   ARTICLE IX
       PLAN ADMINISTRATOR - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (e) as applicable)

[X] (a) Deferral contributions/Employee contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [ ] (2) Balance forward method. Allocate using the balance forward method.

     [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period:
          See Plan Section 14.12.

     [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

     [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

     [X] (b) Matching contributions. (Choose one or more of (1) through (5) as applicable)

     [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

     [ ] (2) Balance forward method. Allocate using the balance forward method.

     [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period:
         See Plan Section 14.12.

     [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

     [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

         [X] (c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)

         [X] (1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

         [ ] (2) Balance forward method. Allocate using the balance forward method.

         [ ] (3) Weighted average method. Allocate using the weighted average method, based on the following weighting period:
             See Plan Section 14.12.

         [ ] (4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

         [ ] (5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.

         [ ] (d) Specified method. Allocate pursuant to the following method:
             [Note: The specified method must be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg.ss.1.401(a)(4) and which is applied uniformly to all Participants.]

         [ ] (e) Interest rate factor. In accordance with Plan Section 9.08(E), the Plan includes interest at the following rate on distributions made more than 90 days after the most recent valuation date: .

                                    ARTICLE X
                    TRUSTEE AND CUSTODIAN, POWERS AND DUTIES

29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03: N/A . [Note: Enter "N/A" if not applicable.]

30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s):
(Choose one of (a) through (d))

[X] (a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.

[ ] (b) Last day of a specified period. The last day of each of the Plan Year.

[ ] (c) Specified dates: .

[ ] (d) No additional valuation dates.

                                 Execution Page

         The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: December 31, 2002.

Name of Employer: Delta and Pine Land Company Employer's

EIN: 62-1040440

Signed: /s/ R.D.Greene

[Name/Title] R.D.Greene/ VP Finance

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

Trust EIN (Optional):

Signed:  [Name/Title]  /s/ Barry Gunnels

Signed:  [Name/Title] Barry Gunnels/ VP

Signed:  [Name/Title]

Signed:  [Name/Title]

Signed:  [Name/Title]

Name  of  Custodian

(Optional): Signed: [Name/Title]

31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for
ERISA reporting purposes (Form 5500 Series) is:       002    .

Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.

Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) effective , by substitute Adoption
Agreement page number(s)               .

Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor's intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: 505 Main Street, Fort Worth, Texas, 76102, (817) 334-7073 . Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an opinion letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the opinion letter, Code ss.401. An adopting Employer may rely on the Prototype Sponsor's IRS opinion letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.

                             PARTICIPATION AGREEMENT

[ ] Check here if not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

32. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: April 1, 1994 .

33. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ] (a)  The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Delta and Pine Land Company Savings Plan , and having an original effective date of:
     April 1, 1994 .

34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer. (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service: .

Name of Plan:                                    Name of Participating Employer:
Delta and Pine Land Company Savings Plan         Greenfield Seed Company

Signed:  /s/ R.D. Greene

[Name/Title] R.D. Greene/ VP Finance

[Date] December 17, 2002


Participating Employer's EIN: 62-1050760

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:
Delta and Pine Land Company

[Name/Title]

Signed:

[Date]

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

[Name/Title] Barry Gunnels, Vice Presidnet

Signed: /s/ Barry Gunnels

[Date] December 23, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                                   APPENDIX A
                    TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM

35. The following testing elections and special effective dates apply: (Choose one or more of (a) through (n) as applicable)

[ ] (a) Highly Compensated Employee (1.14). For Plan Years beginning after , the Employer makes the following election(s) regarding the definition of Highly Compensated Employee:
              (1) [ ] Top paid group election.
              (2) [ ] Calendar year data election (fiscal year plan).
[ ] (b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after: . [Note: For Plan Years beginning on or after the Employer's execution of its "GUST" restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and ACP tests.]

[X] (c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: January 1, 2002 .

[ ] (d) Election not to  participate.  The  election  not to  participate  under
Section 2.06 is effective: .

[ ] (e) 401(k) safe harbor. The 401(k) safe harbor provisions under Section 3.01(d) are effective: .

[ ] (f) Negative election. The negative election provision under Section 3.02(b) is effective: .

[ ] (g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective: .

[ ] (h) Allocation conditions. The allocation conditions of Section 3.06 are effective: .

[ ] (i) Benefit payment elections. The distribution elections of Section(s) are effective:

[ ] (j) Election to continue pre-SBJPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April 1 following the calendar year in which the Participant attains age 70 1/2. See Plan Section 6.02(A).

[ ] (k) Elimination of age 70 1/2 in-service distributions. The Plan eliminates a Participant's (other than a more than 5% owner) right to receive in-service distributions on April 1 of the calendar year following the year in which the Participant attains age 70 1/2 for Plan Years beginning after: .

[ ] (l) Allocation of earnings. The earnings allocation provisions under Section
9.08 are effective: .

[ ] (m) Elimination of optional forms of benefit. The Employer elects prospectively to eliminate the following optional forms of benefit: (Choose one or more of (1), (2) and (3) as applicable)


[ ] (1) QJSA and QPSA benefits as described in Plan Sections 6.04, 6.05 and 6.06 effective: .

[ ] (2) Installment distributions as described in Section 6.03 effective: .

[ ] (3) Other optional forms of benefit (Any election to eliminate must be consistent with Treas. Reg.ss.1.411(d)-4):

[X] (n) Special effective date(s): Section 3.02 (Deferral Contributions, Limitation on Amount) is effective January 1, 2003; Section 5.03 (vesting schedule) is effective January 1, 2002 .

For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.

                                   APPENDIX B
                    GUST Remedial Amendment Period Elections

36. The following GUST restatement elections apply: (Choose one or more of (a) through (j) as applicable)36 p.2121

[ ] (a) Highly Compensated Employee elections. The Employer makes the following remedial amendment period elections with respect to the Highly Compensated Employee definition:
(1) 1997: [ ] Top paid group election. [ ] Calendar year election. [ ] Calendar year data election.
(2) 1998: [ ] Top paid group  election.  [ ] Calendar yeardata election.
(3) 1999: [ ] Top paid group election. [ ] Calendar year data election.
(4) 2000: [ ] Top paid group election. [ ] Calendar year data election.
(5) 2001: [ ] Top paid group election. [ ] Calendar year data election.
(6) 2002: [ ] Top paid group election. [ ] Calendar year data election.

[X] (b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the ADP test and the ACP test: [Note:
The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]
               ADP test                                         ACP test
(1) 1997: [X] prior year [ ] current year 1997: [X] prior year [ ]current year
(2) 1998: [X] prior year [ ] current year 1998: [X] prior year [ ]current year
(3) 1999: [X] prior year [ ] current year 1999: [X] prior year [ ]current year
(4) 2000:  [X] prior year [ ] current year 2000:  [X] prior year [ ]current year
(5) 2001:  [X] prior year [ ] current year 2001:  [X] prior year [ ]current year
(6) 2002: [ ]prior year [ ] current year 2002: [ ]prior year [ ]current year

[ ] (c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after: .

[X] (d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in Plan Section 6.02(E) effective January 1, 2001 . [Note: The date must not be earlier than January 1, 2001.]

Defined Benefit Limitation

[X] (e) Code ss.415(e) repeal. The repeal of the Code ss.415(e) limitation is effective for Limitation Years beginning after December 31, 1999 . [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]

Code ss.415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code ss.415(e), the Employer will reduce: (Choose one of (f) or (g))


[X] (f) The Participant's projected annual benefit under the defined benefit plan.

[ ] (g) The Employer's contribution or allocation on behalf of the Participant to the defined contribution plan and then, if necessary, the Participant's projected annual benefit under the defined benefit plan.

Coordination with top-heavy minimum allocation. The Plan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications: (Choose (h) or choose (i) or (j) or both as applicable)

[X] (h) No modifications.

[ ] (i) For Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting % (not less than 4%) for "3%," except: (Choose one of (1) or (2))

[ ] (1) No exceptions.

[ ] (2) Plan Years in which the top-heavy ratio exceeds 90%.

[ ] (j) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is: (Choose one of (1) or (2))

[ ] (1) 5% of  Compensation  irrespective  of the  contribution  rate of any Key
Employee: (Choose one of a. or b.)
[ ] a. No exceptions.
[ ] b.  Substituting  "7 1/2%" for "5%" if the  top-heavy  ratio does not exceed
90%.

[ ] (2) 0%. [Note: The defined benefit plan must satisfy the top-heavy minimum benefit requirement for these Non-Key Employees.]

Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: As provided in the qualified defined benefit pension plan .

APPENDIX C
DELTA AND PINE LAND COMPANY SAVINGS PLAN
1.30 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits Service under this Plan service with the following predecessor employer(s):
a. Cargill, Inc. (but only with regard to individuals who became Employees on May 1, 1994 as a result of the Employer's purchase of the Paymaster Cotton Seed business of Cargill Hybrid Seeds, a business unit of Cargill, Inc.).
b. Mycogen (but only with regard to individuals who became Employees on July 1, 1995, as a result of the Employer's purchase of Agrigenetics, Inc. (d/b/a Mycogen Plant Sciences)). Employees granted prior service under this provision shall be eligible to enter the Plan on a special entry date, which shall be August 16, 1995.
c. Greenfield Seed Company
d. Hartz Cotton, Inc.(but only with regard to individuals who became Employees of Paymaster Technology Corp. on February 2, 1996, as a result of the Employer's purchase of Hertz Cotton, Inc.). Employees granted prior service under this provision shall be eligible to enter the Plan on a specific entry date, which shall be February 2, 1996.
e. Arizona Processing, Inc.
f. Ellis Brothers Seed, Inc.
g. Mississippi Seed,Inc.
h. Sure Grow Seed, Inc.

                             PARTICIPATION AGREEMENT

[ ] Check here if not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

45. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: February 2, 1996 .


46. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ] (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Delta and Pine Land Company Savings Plan , and having an original effective date of: April 1, 1994 .

47. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service: .

Name of Plan:                                 Name of  Participating  Employer:
Delta  and Pine  Land  Company Savings Plan    Paymaster Technology Corp.

Signed: /s/ R.D. Greene
        ---------------

[Name/Title]  VP Finance

[Date]  December 17, 2002

Participating Employer's EIN:   64-0872433

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:
Delta and Pine Land Company

[Name/Title]

Signed:

[Date]

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

Signed: /s/ Barry Gunnels

[Name/Title] Barry Gunnels/ Vice President

[Date] December 23, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

48. EFFECTIVE DATE (1.10). The Effective of the Plan for the Participating Employer is: January 1, 1997 .

49. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ] (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Delta and Pine Land Company Savings Plan , and having an original effective date of: April 1, 1994 .

50. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service: .

Name of Plan:                                  Name of Participating Employer:
Delta and Pine Land Company Savings Plan       Arizona Processing, Inc.

Signed: /s/ R.D. Greene
        ---------------

[Name/Title]  VP Finance

[Date]  December 17, 2002

Participating Employer's EIN:   63-0757193

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:
Delta and Pine Land Company

Signed:

[Name/Title]

[Date]

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

Signed: /s/ Barry Gunnels

[Name/Title] Barry Gunnels/ Vice President

[Date] December 23, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

51. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1997 .

52. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ] (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Delta and Pine Land Company Savings Plan , and having an original effective date of: April 1, 1994 .

53. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service: .

Name of Plan:                                 Name of Participating Employer:
Delta and Pine Land Company Savings Plan      Ellis Brothers Seed, Inc.

Signed: /s/ R.D. Greene
        ---------------

[Name/Title]  VP Finance

[Date]  December 17, 2002

Participating Employer's EIN:   63-0778365

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:
Delta and Pine Land Company

Signed:

[Name/Title]

[Date]

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

Signed: /s/ Barry Gunnels

[Name/Title] Barry Gunnels/ Vice President

[Date] December 23, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

54. EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: January 1, 1997 .

55. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ] (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Delta and Pine Land Company Savings Plan , and having an original effective date of: April 1, 1994 .

56. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service: .

Name of Plan:                               Name of Participating Employer:
Delta and Pine Land Company Savings Plan    Mississippi Seed, Inc.

Signed: /s/ R.D. Greene
        ---------------

[Name/Title]  VP Finance

[Date]  December 17, 2002

Participating Employer's EIN: 64-0524255

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:
Delta and Pine Land Company

Signed:

[Name/Title]

[Date]

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

Signed: /s/ Barry Gunnels

[Name/Title] Barry Gunnels/ Vice President

[Date] December 23, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]

                             PARTICIPATION AGREEMENT

         [ ] Check here if not applicable and do not complete this page.

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.

57. EFFECTIVE DATE (1.10) The Effective Date of the Plan for the Participating Employer is: January 1, 1997 .

58. NEW PLAN/RESTATEMENT. The Participating Employer's adoption of this Plan constitutes: (Choose one of (a) or (b))

[ ] (a) The adoption of a new plan by the Participating Employer.

[X] (b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: Delta and Pine Land Company Savings Plan , and having an original effective date of: April 1, 1994 .

59. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]

[X] (a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

[X] (b) Vesting. For vesting under Article V.

[X] (c) Contribution allocation. For contribution allocations under Article III.

[ ] (d) Exceptions. Except for the following Service: .

Name of Plan:                                   Name of Participating Employer:
Delta and Pine Land Company Savings Plan        Sure Grow Seed, Inc.

Signed: /s/ R.D. Greene
        ---------------

[Name/Title]  VP Finance

[Date]  December 17, 2002

Participating Employer's EIN:   63-1076980

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:
Delta and Pine Land Company

[Name/Title]

Signed:

[Date]

Name(s) of Trustee:

Wells Fargo Bank Texas, N.A.

Signed: /s/ Barry Gunnels

[Name/Title] Barry Gunnels/ Vice President

[Date] December 23, 2002

[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]


EGTRRA - Sponsor
(C) Copyright 2001 Wells Fargo Bank Texas, N.A.

EGTRRA - Sponsor

(C) 2001 Wells Fargo [Legal Entity]
                                        6

                                     EGTRRA
                                AMENDMENT TO THE

                         WELLS FARGO BANK [Legal Entity]
                  DEFINED CONTRIBUTION PROTOTYPE PLAN AND TRUST


                                SPONSOR -VERSION

EGTRRA - Sponsor
                                        1
                                    ARTICLE I
                                    PREAMBLE
1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.
1.2 Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.
1.3 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS


         The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped and the employer does not need to execute this amendment.


Unless the employer elects otherwise in this Article II, the following defaults apply:

1) The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2) Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3) The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

4) Catch-up contributions will be allowed.

5) For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

2.1 Vesting Schedule for Matching Contributions


If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31. 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:
      Years of vesting service                     Nonforfeitable percentage
               2                                            20%
               3                                            40%
               4                                            60%
               5                                            80%
               6                                            100%


If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

In lieu of the above vesting schedule, the employer elects the following schedule:

a. [ ] 3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participants completion of three years of vesting service).

b. [ ] 6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

c. [ ] Other (must be at least as liberal as a. or the b. above):

    Years of vesting service                      Nonforfeitable percentage
          -------                                      ------- %
          -------                                      ------- %
          -------                                      ------- %
          -------                                      ------- %
          -------                                      ------- %


The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

d. [ ] The vesting schedule will only apply to matching contributions made in plan years beginning after December 31. 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2 Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.

a. [ ] Rollover contributions will not be excluded.
b. [ ] Rollover contributions will be excluded only with respect to distributions made after ________________ (Enter a date no earlier than December 31, 2001).
c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after _______________ (Enter a date. The date may be earlier than December 31, 2001.)

2.3 Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section l.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

[ ] With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4 Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI unless the option below is elected)

[ ] The plan does not permit catch-up contributions to be made.

2.5 For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.

[ ] The increased compensation limit will not apply to years prior to 2002.

                                   ARTICLE III
                        VESTING OF MATCHING CONTRIBUTIONS

3.1 Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2 Vesting schedule. A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

                                   ARTICLE IV
                              INVOLUNTARY CASH-OUTS

4.1 Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section
2.2 of this amendment, this Article shall apply for distributions made after December 31. 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Section 417 of the Code.

4.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the
Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.


                                    ARTICLE V
                             HARDSHIP DISTRIBUTIONS

5.1 Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-l(d)(2)(iv). then this Article shall apply for calendar years beginning after 2001.

5.2 Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

                                   ARTICLE VI
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 40l(k)(3). 401(k)(11), 401 (k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

                                   ARTICLE VII
                         INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(l7)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

                                  ARTICLE VIII
                                   PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

                                   ARTICLE IX
              LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1 Effective date. This Section shall be effective for limitation years beginning after December 31. 2001.

9.2 Maximum annual addition. Except to the extent permitted under Article XIV of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

a. $40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or b. 100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

                                    ARTICLE X
                         MODIFICATION OF TOP-HEAVY RULES

10.1 Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001. and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2 Determination of top-heavy status.

10.2.1 Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2 Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

a. Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

b. Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3 Minimum benefits.

10.3.1 Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of
Section 4l6(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of
Section 401(m) of the Code.

10.3.2 Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

                                   ARTICLE XI
                                DIRECT ROLLOVERS

11.1 Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2 Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3 Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4 Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

                                   ARTICLE XII
                           ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

                                  ARTICLE XIII
                           REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

                                   ARTICLE XIV
                               ELECTIVE DEFERRALS

14.1 Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2 Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

                                   ARTICLE XV
                           SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

                                   ARTICLE XVI
                    DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1 Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2 New distributable event. A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.


Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on November 1, 2001.

Sponsor Name: Wells Fargo Bank Texas, N.A.

By: Rick Herring, Vice President



NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This   amendment   has   been   executed   this    __________________   day   of
___________________________, ________

Name of Employer: __________________________________



By: _______________________________________________

                  EMPLOYER



Name of Plan: ______________________________________

                                   POST-EGTRRA
                                AMENDMENT TO THE

                          WELLS FARGO BANK TEXAS, N.A.
               DEFINED CONTRIBUTION MASTER PLAN & TRUST AGREEMENT

                          WELLS FARGO BANK TEXAS, N.A.
              DEFINED CONTRIBUTION MASTER PLAN AND TRUST AGREEMENT
                              POST-EGTRRA AMENDMENT


                                    ARTICLE I
                                    PREAMBLE

1.1 Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the Job Creation and Worker Assistance Act of 2002, IRS Regulations issued pursuant to IRCss.401(a)(9), and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2 Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.3 Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsor hereby adopts this amendment on behalf of all adopting employers.


                                   ARTICLE II
                          ADOPTION AGREEMENT ELECTIONS

         The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

         Unless the employer elects otherwise in this Article II, the following defaults apply:

         1. If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

         2. For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

         3. The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

         4. Amounts that are "deemed 125 compensation" are not included in the definition of compensation.

2.1 Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
         a.         [ ] Rollover contributions will not be excluded.
         b. [ ] Rollover contributions will be excluded only with respect to distributions made after ______________ (Enter a date no earlier than December 31, 2001).
         c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after ______________. (Enter a date. The date may be earlier than December 31, 2001.)

2.2 Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.
         a. [ ] The plan does not permit catch-up contributions to be made.
         b. [ ] Catch-up contributions are permitted effective as of:___________________________ (enter a date no earlier than
                    January 1, 2002).

         And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below. c.
         [ ] Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.

2.3 Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

         a. Effective date. Unless a later effective date is specified in below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

              [ ] This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after _______________________________ (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year).

         b. Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.

              Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and
              6.4.2 of this amendment and, if applicable, the elections in
              Section 2.3.c of this amendment below.

              [ ] The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.

         c. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

              [ ] If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

                  If the above is elected, then this election will apply to:

                  1. [ ] All distributions.

                  2. [ ] The following distributions:
__________________________________.

         d. Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

              [ ] A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period.

2.4 Deemed 125 compensation. Article VII of this amendment shall not apply unless otherwise elected below.

         [ ] Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after ______________________(insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).


                                   ARTICLE III
                              INVOLUNTARY CASH-OUTS

3.1 Applicability and effective date. If the plan is subject to the qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
         Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.


3.2 Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.


                                   ARTICLE IV
                             HARDSHIP DISTRIBUTIONS

Reduction of Section 402(g) of the Code following hardship distribution. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to
Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.


                                    ARTICLE V
                             CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.2 of this amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of
the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.


                                   ARTICLE VI
                         REQUIRED MINIMUM DISTRIBUTIONS

6.1      GENERAL RULES

6.1.1 Effective Date. Unless a later effective date is specified in Section 2.3.a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2 Coordination with Minimum Distribution Requirements Previously in Effect. If the effective date of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3 Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

6.1.4 Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5 TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

6.2      TIME AND MANNER OF DISTRIBUTION

6.2.1 Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

6.2.2 Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

         (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

         (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

         (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as if the surviving spouse were the Participant.

         For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 6.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

6.2.3 Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

6.3      REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

6.3.1 Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

         (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in
         Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

         (b) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

6.3.2 Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

6.4      REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

6.4.1     Death On or After Date Distributions Begin.

              (a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                  (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

         (b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

6.4.2    Death Before Date Distributions Begin.

         (a) Participant Survived by Designated Beneficiary. Except as provided in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 6.4.1.

         (b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(a), this Section 6.4.2 will apply as if the surviving spouse were the Participant.

6.5      DEFINITIONS

6.5.1 Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under
         Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

6.5.2 Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

6.5.3 Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

6.5.4 Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.5.5 Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.


                                   ARTICLE VII
                             DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in
Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on September 11, 2003.

Sponsor Name: Wells Fargo Bank Texas, N.A.

By: /s/ Laurie B. Nordquist


NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This   amendment   has   been   executed   this    _________________    day   of
______________________________, ________.


Name of Plan:
              -----------------------------------------


Name of Employer:
                  -------------------------------------


By:
    ---------------------------------------------------
                  EMPLOYER


Name of Participating Employer: _______________________



By: _____________________________________________
          PARTICIPATING EMPLOYER